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Exhibit 10.1

RESEARCH COLLABORATION AGREEMENT

This RESEARCH COLLABORATION AGREEMENT (this “Agreement”) is entered into as of September 17, 2018 (the “Effective Date”) by and between, on the one hand, ViaCyte, Inc., a corporation organized and existing under the laws of Delaware, and CRISPR Therapeutics AG (“CRISPR”).  ViaCyte and CRISPR each may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, CRISPR possesses certain Patents, Know-How, technology and expertise with respect to the CRISPR/Cas System (as defined below);

WHEREAS, ViaCyte possesses certain Patents, Know-How, technology and expertise with respect to the field of regenerative medicine;

WHEREAS, ViaCyte and CRISPR desire to enter into a research collaboration focused on Establishment of POC (as defined below) with a Product Candidate (as defined below); and

WHEREAS, in consideration of ViaCyte entering into this Agreement, CRISPR will issue to ViaCyte $15,000,000 of its common shares on the terms and conditions set forth on Schedule A attached hereto and may, subject to the terms and conditions of this Agreement and at the option of ViaCyte, provide funding of up to $10,000,000 through a convertible promissory note on the terms and conditions described further below.

NOW, THEREFORE, in consideration of the respective covenants, representations, warranties and agreements set forth herein, the Parties hereto agree as follows:

ARTICLE 1.

DEFINITIONS

For purposes of this Agreement, the following capitalized terms will have the following meanings:

1.1.	“Acquisition Transaction” has the meaning set forth in Section 2.10.2.
1.2.

“Affiliate” means, as of any point in time and for so long as such relationship continues to exist with respect to any Person, any other Person that controls, is controlled by or is under common control with such Person.  A Person will be regarded as in control of another Person if it (a) owns or controls more than 50% of the equity securities of the subject Person entitled to vote in the election of directors (or, in the case of a Person that is not a corporation, for the election of the corresponding managing authority); provided, however, that the term “Affiliate” will not include subsidiaries or other entities in which a Person owns a majority of the ordinary voting power necessary to elect a majority of the board of directors or other governing board, but is restricted from electing such majority by contract or otherwise, until such time as such restrictions are no longer in effect, or (b) possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of an such Person (whether through ownership of securities or other ownership interests, by contract or otherwise).

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1.3.	“Agreement” has the meaning set forth in the Preamble.
1.4.	“Agreement Term” means the period commencing on the Effective Date and ending on the expiration of this Agreement pursuant to Section 9.1, unless terminated earlier as provided herein.
1.5.	“Alliance Manager” has the meaning set forth in Section 3.3.1.
1.6.	“AAA” means the American Arbitration Association.
1.7.

“Applicable Law” means the applicable provisions of any and all national, supranational, regional, state and local laws, treaties, statutes, rules, regulations, administrative codes, guidance, ordinances, judgments, decrees, directives, injunctions, orders, permits (including Marketing Approvals) of or from any court, arbitrator or Governmental Authority having jurisdiction over or related to the subject item.

1.8.

“Approval Application” means a biologics license application, NDA or similar application or submission for a Product filed with a Regulatory Authority in a country or group of countries to obtain marketing approval for a biological or pharmaceutical product in that country or group of countries.

1.9.	“Available” has the meaning set forth in Section 1.19.
1.10.	“Breaching Party” means the Party that is believed by the other Party to be in material breach of this Agreement.
1.11.	“Business Day” means a Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in Boston, Massachusetts are obligated to be closed.
1.12.

“Calendar Quarter” means the respective periods of three consecutive calendar months ending on March 31, June 30, September 30 or December 31, during the Agreement Term, or the applicable part thereof during the first or last calendar quarter of the Agreement Term.

1.13.	“Calendar Year” means any calendar year ending on December 31, or the applicable part thereof during the first or last year of the Agreement Term.
1.14.

“cGMP” means current Good Manufacturing Practices as specified in the United States Code of Federal Regulations, ICH Guideline Q7A, or equivalent laws, rules, or regulations of an applicable Regulatory Authority at the time of manufacture.

1.15.

“Change of Control” means, with respect to a Party, (a) a merger or consolidation of such Party with a Third Party that results in the voting securities of such Party outstanding immediately prior thereto, or any securities into which such voting securities have been converted or exchanged, ceasing to represent more than 50% of the combined voting power of the surviving entity or the parent of the surviving entity immediately after such merger or consolidation, or (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of more than 50% of the combined voting power of the outstanding securities of such Party, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s business to which the subject matter of this Agreement relates.  Notwithstanding the foregoing, the term “Change of Control” will not include any sale of shares of capital stock of a Party, in a single

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transaction or series of related transactions in which such Party issues new securities solely to institutional investors for cash or the cancellation or conversion of indebtedness or a combination thereof where such transaction(s) are conducted primarily for bona fide equity financing purposes.

1.16.	“Clinical Trial” means a study in humans that is conducted in accordance with GCP and is designed to generate data in support of an Approval Application.
1.17.

“Commercialize” or “Commercializing” means to market, promote, distribute, offer for sale, sell, have sold, import, export or otherwise commercialize a product, to conduct activities, other than Research, Development and Manufacturing, in preparation for the foregoing activities, including obtaining Price Approval.  When used as a noun, “Commercialization” means any and all activities involved in Commercializing.

1.18.

“Commercially Reasonable Efforts” means, with respect to the performance by a Party of an obligation or activity specified hereunder, that level, caliber and quality of efforts and resources reasonably and normally used by biopharmaceutical companies of similar size and resources to such Party to perform a similar obligation or activity, taking into account, without limitation, scientific, technical and business factors relevant to such obligation or activity, and considering, without limitation, the following factors in assessing the efforts and resources used by a Party:  (i) application of appropriate resources and personnel with an appropriate level of education, experience and training for the relevant obligation; (ii) assignment of responsibility for the relevant obligation to appropriate personnel who are responsible for monitoring progress, (iii) establishment and measurement of achievement of objectives and timelines for carrying out such obligation, and (iv) decision-making and resource allocation to advance progress with respect to relevant objectives and timelines.

1.19.

“Confidential Information” means, with respect to each Party, all Know-How or other information, including proprietary information (whether or not patentable) regarding or embodying such Party’s technology, products, business information or objectives, that is communicated in any way or form by or on behalf of the Disclosing Party to the Receiving Party or its permitted recipients, prior to, on or after the Effective Date, whether or not such Know-How or other information is identified as confidential at the time of disclosure.  The terms and conditions of this Agreement will be considered Confidential Information of both Parties, with both Parties deemed to be the Receiving Party of such Confidential Information.  Notwithstanding any provision of this Section 1.19 to the contrary, Confidential Information does not include any Know-How or information that: (a) was already known by the Receiving Party (other than under an obligation of confidentiality to the Disclosing Party) at the time of disclosure by or on behalf of the Disclosing Party; (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the Receiving Party; (c) became generally available to the public or otherwise part of the public domain after its disclosure to the Receiving Party, other than through any act or omission of the Receiving Party in breach of its obligations under this Agreement; (d) was disclosed to the Receiving Party, other than under an obligation of confidentiality, by a Third Party who had no obligation to the Disclosing Party not to disclose such information to the Receiving Party; or (e) was independently discovered or developed by or on behalf of the Receiving Party without the use of any Confidential Information belonging to the Disclosing Party; provided, in connection with the foregoing exclusions from protection, that specific Confidential Information shall not be deemed to be

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known, generally available, in the public domain, disclosed, independently discovered or developed (individually and collectively “Available”), merely because broader or related information is Available, nor shall combinations of elements or principles be considered to be Available merely because individual elements thereof are Available.

1.20.	“Continuing Party” has the meaning set forth in Section 9.3.2(a)(iii).
1.21.

“Control” or “Controlled” means with respect to any Know-How or Patent or other data, information or Materials, possession of the ability by a Party or its Affiliate(s) (whether by sole or joint ownership, license or otherwise, other than pursuant to this Agreement) to grant, without violating the terms of any agreement with a Third Party, a license, access or other right in, to or under such Know-How or Patent or other data, information or Materials.  Notwithstanding anything in this Agreement to the contrary, a Party will be deemed not to Control any Patents or Know-How or other data, information or Materials that are owned or controlled by a Third Party that becomes an Affiliate of such Party in a Change of Control or such Third Party’s Affiliates (other than such Party and any Affiliate of such Party prior to the Change of Control), (a) prior to the closing of such Change of Control, or (b) after such Change of Control to the extent that such Patents or Know-How or other data, information or Materials are developed or conceived by such Third Party or its Affiliates (other than such Party and any Affiliate of such Party prior to the Change of Control) after such Change of Control without using or incorporating such Party’s technology (i.e. CRISPR Technology or ViaCyte Technology, as applicable).

1.22.	“Convertible Note Financing” has the meaning set forth in Section 7.5.
1.23.

“Cover,” “Covering” or “Covers” means, as to a product and Patent, that, in the absence of a license granted under, or ownership of, such Patent, the making, using, keeping, selling, offering for sale or importation of such product would infringe such Patent or, as to a pending claim included in such Patent, the making, using, selling, offering for sale or importation of such product would infringe such Patent if such pending claim were to issue in an issued patent without modification.

1.24.	“CREATE Act” means the Cooperative Research and Technology Enhancement Act of 2004, 35 U.S.C. § 103(c)(2)-(c)(3).
1.25.	“CRISPR” has the meaning set forth in the Preamble.
1.26.

“CRISPR Activities” means any and all Research Program activities conducted by CRISPR, including those Research activities for which CRISPR is designated as the responsible Party under the Research Plan.

1.27.

“CRISPR Background Know-How” means any Know-How, other than Joint Know-How and CRISPR Program Know-How, that (a) CRISPR or any of its Affiliates Control as of the Effective Date or that comes into the Control of CRISPR or any of its Affiliates during the Agreement Term and (b) is reasonably necessary or reasonably useful for the Research, Development, Manufacture, Commercialization or use of Product Candidates or Products.

1.28.	“CRISPR Background Patents” means any Patent, other than a Joint Patent or CRISPR Program Patent that (a) CRISPR or any of its Affiliates Control as of the Effective Date or

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that comes into the Control of CRISPR or any of its Affiliates during the Agreement Term and (b) claims or discloses any CRISPR Background Know-How or is otherwise reasonably necessary or reasonably useful for the Research, Development, Manufacture, Commercialization or use of Product Candidates or Products.

1.29.	“CRISPR Background Technology” means the CRISPR Background Know-How and the CRISPR Background Patents.
1.30.	“CRISPR Entity” means, when used in the singular, any one of CRISPR AG and CRISPR Inc. “CRISPR Entities” means, when used in the plural, CRISPR AG and CRISPR Inc.
1.31.	“CRISPR Indemnified Party” has the meaning set forth in Section 8.1.
1.32.

“CRISPR In-License Agreements” means agreements between CRISPR or CRISPR Affiliates and Third Party licensors or sellers pursuant to which CRISPR or CRISPR Affiliates Controls any CRISPR Technology.  The CRISPR In-License Agreements as of the Effective Date are listed on Schedule 1.32.

1.33.	“CRISPR Know-How” means (a) CRISPR Background Know-How, (b) CRISPR Program Know-How and (c) CRISPR’s interest in the Joint Know-How.
1.34.	“CRISPR Patent Challenge” has the meaning set forth in Section 9.2.2(a)(i).
1.35.	“CRISPR Patents” means (a) CRISPR Background Patents, (b) CRISPR Program Patents, and (c) CRISPR’s interest in the Joint Patents.
1.36.	“CRISPR Program Know-How” has the meaning set forth in Section 6.1.2(a).
1.37.	“CRISPR Program Patents” has the meaning set forth in Section 6.1.2(a).
1.38.	“CRISPR Program Technology” has the meaning set forth in Section 6.1.2(a).
1.39.

“CRISPR/Cas System” means one or more of the following components: (a) a guide RNA element, wherein said guide RNA element can be a guide RNA or a polynucleotide(s) encoding such guide RNA, that is complementary to a Target gene or safe harbor locus, and which is designed to be used with a naturally occurring or engineered clustered regularly interspaced short palindromic repeats (CRISPR)/CRISPR-associated (Cas) protein, (b) a naturally occurring or engineered CRISPR-associated nuclease element, wherein said nuclease element can be a nuclease protein (such as Cas protein) or a polynucleotide(s) encoding such protein, and which can be active or deactivated, and which can be complexed to an activation or repressor domain and (c) an HDR donor template, wherein said HDR donor template can be a single or double stranded polynucleotide(s), which is designed to be used with a nuclease and guide.

1.40.	“CRISPR Technology” means (a) the CRISPR Background Technology, (b) the CRISPR Program Technology, and (c) CRISPR’s interest in any Joint Technology.
1.41.

“Development” means, with respect to a Product Candidate, all clinical and non-clinical research and development activities conducted after Establishment of POC for such Product Candidate, including toxicology, pharmacology test method development and stability

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

testing, process development, formulation development, delivery system development, quality assurance and quality control development, statistical analysis, Clinical Trials, regulatory affairs, pharmacovigilance, Clinical Trial regulatory activities and obtaining and maintaining Regulatory Approval.  When used as a verb, “Develop” or “Developing” means to engage in Development.

1.42.	“Disclosing Party” has the meaning set forth in Section 10.1.
1.43.	“Dispute” has the meaning set forth in Section 11.1.
1.44.	“Distracted Party” has the meaning set forth in Section 2.10.2.
1.45.	“Distracting Product” means a product comprising or employing, in whole or in part, a cell therapy principally intended for use in the Field.
1.46.

“Divestiture” means, with respect to a Distracting Product, the sale, exclusive license or other transfer by the applicable Party and its Affiliates of all of their development and commercialization rights with respect to such Distracting Product to a Third Party without the retention or reservation of any development or commercialization obligation, interest or participation rights (other than solely an economic interest or the right to enforce customary terms and conditions contained in the relevant agreements effectuating such transaction).  When used as a verb, “Divest” means to engage in a Divestiture.

1.47.	“Edited Stem Cell Program Technology” has the meaning set forth in Section 6.1.2(c).
1.48.	“Effective Date” has the meaning set forth in the Preamble.
1.49.	“Enabling Joint Patent” has the meaning set forth in Section 9.3.2(e).
1.50.

“Establishment of POC” with respect to a Product Candidate, that data generated from the Research Program supports initiation of GLP toxicology studies for such Product Candidate as further described on Exhibit A attached hereto.

1.51.

“Executive Officer” means an executive officer of a Party that is designated by such Party as its “Executive Officer” for purposes of this Agreement.  The initial Executive Officer (i) with respect to CRISPR, shall be Tony Ho, M.D. the Executive Vice President and Head of Research and Development of CRISPR, and (ii) with respect to ViaCyte, shall be Paul Laikind, Ph.D., the President and Chief Executive Officer of ViaCyte.  A Party may replace its then-current Executive Officer from time-to-time by written notice to the other Party.

1.52.	“Expert” has the meaning set forth in Section 11.2.
1.53.	“FDA” means the United States Food and Drug Administration and any successor entity thereto.
1.54.	“FD&C Act” means the United States Federal Food, Drug, and Cosmetic Act, as amended, and the rules and regulations promulgated thereunder.
1.55.	“Field” the treatment of Diabetes type 1, Diabetes type 2 or Insulin dependent/requiring Diabetes.

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1.56.	“Financing Notice” has the meaning set forth in Section 7.5.
1.57.

“Force Majeure” means a condition, the occurrence and continuation of which is beyond the reasonable control of a Party and its Affiliates, including an act of God, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, flood, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe.

1.58.	“GAAP” means United States generally accepted accounting principles, consistently applied.
1.59.

“GCP” means good clinical practices, which are the then-current standards for Clinical Trials for pharmaceuticals, as set forth in the FD&C Act or other Applicable Law, and such standards of good clinical practice as are required by the regulatory authorities of the European Union and other Governmental Authorities in countries for which the applicable Product Candidate is intended to be Developed, to the extent such standards are not less stringent than United States standards.

1.60.	“Gene Editing Program Know-How” has the meaning set forth in Section 6.1.2(d).
1.61.	“Gene Editing Program Patents” has the meaning set forth in Section 6.1.2(d).
1.62.	“Gene Editing Program Technology” has the meaning set forth in Section 6.1.2(d).
1.63.	“Gene Editing System” means [***].
1.64.

“GLP” means the then-current good laboratory practice standards promulgated or endorsed by the FDA as defined in 21 C.F.R. Part 58 or the successor thereto, or comparable regulatory standards in jurisdictions outside of the United States, to the extent such standards are not less stringent than United States standards.

1.65.	“Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.
1.66.	“Granting Party” has the meaning set forth in Section 9.3.2(a)(iii).
1.67.

“IND” means any Investigational New Drug application, filed with the FDA pursuant to Part 312 of Title 21 of the U.S. Code of Federal Regulations, including any supplements or amendments thereto.  References herein to IND will include, to the extent applicable, any comparable filings outside the United States.

1.68.	“Indemnified Party” has the meaning set forth in Section 8.3.
1.69.	“Indemnifying Party” has the meaning set forth in Section 8.3.
1.70.	“Insolvency Event” has the meaning set forth in Section 9.2.3(a).
1.71.	“Joint Development & Commercialization Agreement” has the meaning set forth in Section 4.1.
1.72.	“Joint Know-How” has the meaning set forth in Section 6.1.2(c).

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1.73.	“Joint Patents” has the meaning set forth in Section 6.1.2(c).
1.74.	“Joint Technology” has the meaning set forth in Section 6.1.2(c).
1.75.	“Joint Research Committee” or “JRC” has the meaning set forth in Section 3.1.1.
1.76.

“Know-How” means intellectual property, data, results, pre-clinical and clinical protocols and data from studies, chemical structures, chemical sequences, information, inventions, know-how, formulas, trade secrets, techniques, methods, processes, procedures and developments, whether or not patentable; provided that Know-How does not include Patents claiming any of the foregoing.

1.77.

“Knowledge” means, (a) when used with respect to CRISPR: the actual knowledge of CRISPR personnel and advisors that would reasonably be anticipated to have knowledge of facts relating to the relevant subject matter after having made reasonable inquiries and (b) when used with respect to ViaCyte: the actual knowledge of ViaCyte personnel and advisors that would reasonably be anticipated to have knowledge of facts relating to the relevant subject matter after having made reasonable inquiries.

1.78.	“Liability” has the meaning set forth in Section 8.1.
1.79.	“Licensed CRISPR Technology” has the meaning set forth in Section 5.1.2.
1.80.	“Licensed ViaCyte Technology” has the meaning set forth in Section 5.2.2.
1.81.	“Licensee Party” has the meaning set forth in Section 9.2.3(b).
1.82.	“Licensor Party” has the meaning set forth in Section 9.2.3(b).
1.83.

“Manufacture” or “Manufactured” or “Manufacturing” means activities directed to making, having made, producing, manufacturing, processing, filling, finishing, packaging, labeling, quality control testing and quality assurance release, shipping or storage of a product.

1.84.

“Marketing Approval” means, with respect to a Product in a particular jurisdiction, all approvals, licenses, registrations or authorizations necessary for the Commercialization of such Product in such jurisdiction, including, with respect to the United States, approval of an Approval Application for such Product by the FDA and with respect to the European Union, approval of an Approval Application for such Product by the European Commission.

1.85.

“Materials” means all biological materials or chemical compounds arising out of a Party’s activities under this Agreement or otherwise provided by a Party for use by the other Party to conduct activities pursuant to this Agreement, including Product Candidates, Clinical Trial samples, cell lines, assays, viruses and vectors.

1.86.	“NDA” means a new drug application that is submitted to the FDA for marketing approval for a Product Candidate or Product, pursuant to 21 C.F.R. § 314.3.
1.87.	“New CRISPR In-License” has the meaning set forth in Section 6.1.3(a).

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1.88.	“New ViaCyte In-License” has the meaning set forth in Section 6.1.3(a).
1.89.	“Non-Breaching Party” means the Party that believes the other Party is in material breach of this Agreement.
1.90.	“Non-Disclosing Party” has the meaning set forth in Section 10.4.2.
1.91.	“Open JDCA Terms” has the meaning set forth in Section 4.1.1.
1.92.	“Party” or “Parties” has the meaning set forth in the Preamble.
1.93.	“Patent Coordinator” has the meaning set forth in Section 6.3.
1.94.

“Patents” means the rights and interests in and to issued patents and pending patent applications in any country, jurisdiction or region (including inventor’s certificates and utility models), including all provisionals, non-provisionals, substitutions, continuations, continuations-in-part, divisionals, renewals and all patents granted thereon, and all reissues, reexaminations, extensions, confirmations, revalidations, registrations and patents of addition thereof, including patent term extensions and supplementary protection certificates, international patent applications filed under the Patent Cooperation Treaty (PCT) and any foreign equivalents to any of the foregoing.

1.95.

“Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, incorporated association, joint venture or similar entity or organization, including a government or political subdivision or department or agency of a government.

1.96.

“Price Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination.

1.97.	“Proceeding” means an action, suit or proceeding.
1.98.

“Product Candidate” means an allogeneic cell therapy derived from gene edited human stem cells for use in the Field.  References in this Agreement to stem cells include embryonic stem cells or induced pluripotent stem cells.

1.99.	“Product” means any pharmaceutical product, medical therapy, preparation, substance, or formulation comprising or employing, in whole or in part, a Product Candidate.
1.100.

“Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparing, filing, prosecuting and maintenance of such Patent, as well as handling re-examinations and reissues with respect to such Patent, together with the conduct of interferences, the defense of oppositions and other similar proceedings with respect to the particular Patent.  For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” will not include any other enforcement actions taken with respect to a Patent.

1.101.	“Receiving Party” has the meaning set forth in Section 10.1.

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1.102.

“Regulatory Approval” means all approvals necessary for the manufacture, marketing, importation and sale of a Product for one or more indications in the Field and in a country or regulatory jurisdiction, which may include satisfaction of all applicable regulatory and notification requirements, but which shall exclude any pricing and reimbursement approvals.

1.103.

“Regulatory Authority” means, in a particular country or regulatory jurisdiction, any applicable Governmental Authority involved in granting Regulatory Approval or, to the extent required in such country or regulatory jurisdiction, pricing or reimbursement approval of a Product in such country or regulatory jurisdiction.

1.104.

“Research” means conducting research activities to discover and advance Product Candidates and Products, including pre-clinical studies and optimization, but specifically excluding Development and Commercialization.  When used as a verb, “Researching” means to engage in Research.

1.105.	“Research Activities” means the CRISPR Activities and the ViaCyte Activities, collectively, which will be focused on achieving Establishment of POC.
1.106.	“Research Data Package” has the meaning set forth in Section 2.6.
1.107.

“Research Plan” means a written plan describing the Research activities to be conducted by each Party with the objective to design and optimize Product Candidates and Products and to generate the data and information required to prepare the applicable Research Data Package, as may be amended by written agreement of the Parties.

1.108.	“Research Program” means a program dedicated to the design, optimization and Research of a Product Candidate through to Establishment of POC pursuant to the Research Plan.
1.109.	“Research Term” has the meaning set forth in Section 2.3.
1.110.	“Research Term Expiration Date” has the meaning set forth in Section 2.3.
1.111.	“Research Term Mutual Termination” has the meaning set forth in Section 2.3.
1.112.	“Selected JRC Dispute” has the meaning set forth in Section 11.2.3.
1.113.	“Stem Cell Program Know-How” has the meaning set forth in Section 6.1.2(e).
1.114.	“Stem Cell Program Patents” has the meaning set forth in Section 6.1.2(e).
1.115.	“Stem Cell Program Technology” has the meaning set forth in Section 6.1.2(e).
1.116.	“Stem Cell Technology” means [***].
1.117.	“Subcontractor” has the meaning set forth in Section 2.6.
1.118.	“Territory” means all countries of the world.
1.119.	“Third Party” means any Person other than ViaCyte, CRISPR and their respective Affiliates.

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1.120.	“United States” or “U.S.” means the fifty (50) states of the United States of America and all of its territories and possessions and the District of Columbia.
1.121.

“Valid Claim” means a claim (a) of any issued, unexpired United States or foreign Patent, which will not, in the country of issuance, have been donated to the public, disclaimed, nor held invalid or unenforceable by a court of competent jurisdiction in an unappealed or unappealable decision, or (b) of any United States or foreign patent application, which will not, in the country in question, have been cancelled, withdrawn or abandoned.  Notwithstanding the foregoing, on a country-by-country basis, a patent application pending for more than seven (7) years will not be considered to have any Valid Claim for purposes of this Agreement unless and until a patent meeting the criteria set forth in clause (a) above with respect to such application issues.

1.122.	“ViaCyte” has the meaning set forth in the Preamble.
1.123.

“ViaCyte Activities” means any and all Research Program activities conducted by ViaCyte, including those Research activities for which ViaCyte is designated as the responsible Party under the Research Plan.

1.124.

“ViaCyte Background Know-How” means any Know-How, other than Joint Know-How and ViaCyte Program Know-How, that (a) ViaCyte or any of its Affiliates Control as of the Effective Date or that comes into the Control of ViaCyte or any of its Affiliates during the Agreement Term and (b) is reasonably necessary or reasonably useful for the Research, Development, Manufacture, Commercialization or use of Product Candidates or Products.

1.125.

“ViaCyte Background Patents” means any Patent, other than a Joint Patent or ViaCyte Program Patent that (a) ViaCyte or any of its Affiliates Control as of the Effective Date or that comes into the Control of ViaCyte or any of its Affiliates during the Agreement Term and (b) claims or discloses any ViaCyte Background Know-How or is otherwise reasonably necessary or reasonably useful for the Research, Development, Manufacture, Commercialization or use of Product Candidates or Products.

1.126.	“ViaCyte Background Technology” means the ViaCyte Background Know-How and the ViaCyte Background Patents.
1.127.	“ViaCyte Indemnified Party” has the meaning set forth in Section 8.2.
1.128.

“ViaCyte In-License Agreements” means agreements between ViaCyte or ViaCyte Affiliates and Third Party licensors or sellers pursuant to which ViaCyte or ViaCyte Affiliates Controls any ViaCyte Technology.  The ViaCyte In-License Agreements as of the Effective Date are listed on Schedule 1.128.

1.129.	“ViaCyte Know-How” means (a) ViaCyte Background Know-How, (b) ViaCyte Program Know-How and (c) ViaCyte’s interest in the Joint Know-How.
1.130.	“ViaCyte Patent Challenge” has the meaning set forth in Section 9.2.2(b)(i).
1.131.	“ViaCyte Patents” means (a) ViaCyte Background Patents, (b) ViaCyte Program Patents, and (c) ViaCyte’s interest in the Joint Patents.

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1.132.	“ViaCyte Program Know-How” has the meaning set forth in Section 6.1.2(b).
1.133.	“ViaCyte Program Patents” has the meaning set forth in Section 6.1.2(b).
1.134.	“ViaCyte Program Technology” has the meaning set forth in Section 6.1.2(b).
1.135.	“ViaCyte Technology” means (a) the ViaCyte Background Technology, (b) the ViaCyte Program Technology, and (c) ViaCyte’s interest in any Joint Technology.

ARTICLE 2.
RESEARCH

2.1.	Collaboration Overview. The Parties will collaborate by performing the activities set forth in the Research Plan for the purpose of designing and advancing a Product Candidate to Establishment of POC.
2.2.

Research Plan; Periodic Update.  Exhibit B sets forth the Research Plan as of the Effective Date.  During the Research Term, CRISPR and ViaCyte will together periodically (no less than quarterly) review the Research Plan and, through the JRC, agree upon and make the necessary changes thereto to maximize the potential that the Research Activities will achieve the Establishment of POC.

2.3.

Research Term.  The term for the conduct of the Research Program (the “Research Term”) will begin on the Effective Date and will end on the first to occur of (a) the Establishment of POC or (b) the [***] anniversary of the Effective Date; provided, however, that if the Research Term ends pursuant to the foregoing clause (b) and any activities under the Research Plan are incomplete at such time, the Parties will complete such activities in accordance with the Research Plan, and the Research Term will be extended with respect to such Research Plan(s) for up to twelve (12) additional months to complete such activities or longer period as may be agreed upon by the Parties in writing (the “Research Term Expiration Date”), unless earlier terminated upon written agreement of the Parties that Establishment of POC is not reasonably likely to be achieved (the “Research Term Mutual Termination”) or upon early termination of this Agreement pursuant to Section 9.2.

2.4.

Research Activities.  Each Party will use Commercially Reasonable Efforts to perform Research Activities for which such Party is responsible under such Research Plan in accordance with the timelines set forth therein.  Without limiting the generality of the foregoing, each Party will, and will require its Affiliates and Subcontractors to, perform such Party’s Research Activities in a professional manner and in accordance with (i) all Applicable Laws, including where appropriate cGMP, GCP and GLP (or similar standards); (ii) that level of care and skill ordinarily exercised in similar circumstances by providers of the same or similar services; (iii) good scientific standards; and (iv) the terms of this Agreement, in each case, using such Party’s most advanced and appropriate technology (CRISPR Technology or ViaCyte Technology, as the case may be), scientific expertise and resources.

2.5.	Briefing the JRC. At each regularly scheduled meeting of the JRC, which shall be no less frequent than quarterly, each Party will provide detailed progress updates on Research

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Activities along with a summary of data associated with such Research Activities, which updates and summaries will be provided to JRC members at least ten (10) days in advance of any JRC meeting. The agenda for meetings of the JRC will be set by the JRC representatives.

2.6.

Research Data Package.  Within forty-five (45) days after completion of Research Activities, the JRC will prepare a final written report of the data generated, analysis performed and conclusions reached in connection with the performance of the Research Program and a conclusion whether or not Establishment of POC has been achieved (the “Research Data Package”).

2.7.

Subcontractors. Each Party may engage consultants, subcontractors, or other vendors (each, a “Subcontractor”) to perform any Research Activities.  Each contract between a Party and a Subcontractor for Research Activities will be consistent with the provisions of this Agreement (including ARTICLE 6 and ARTICLE 10).  Each Party will be responsible for the effective and timely management of and payment of its Subcontractors.  The engagement of any Subcontractor in compliance with this Section will not relieve the applicable Party of its obligations under this Agreement or the Research Plan.  The Parties will each be solely responsible for any taxes, including income, withholding, payroll, VAT, sales tax or the like, that arise from their respective use of a Subcontractor.

2.8.

Research Costs.  All costs incurred by ViaCyte in connection with ViaCyte Activities will be borne solely by ViaCyte.  All costs incurred by CRISPR in connection with CRISPR Activities will be borne solely by CRISPR.

2.9.

Transfer of Materials.  To facilitate the conduct of Research Activities, each Party will provide any Materials required by the Research Plan to be transferred to the other Party, and each Party may provide to the other Party certain other Materials.  Except as otherwise expressly set forth herein, all Materials (including any progeny, unmodified derivatives and modifications thereof) (a) will remain the sole property of the supplying Party, (b) will be used only in the fulfillment of the receiving Party’s obligations or exercise of rights under this Agreement, (c) will remain solely under the control of the receiving Party, (d) will not be used or delivered by the receiving Party to or for the benefit of any Third Party (other than a permitted Subcontractor) without the prior written consent of the supplying Party, and, (e) will not be used in research or testing involving human subjects, unless expressly agreed in writing.  [***]  Subject to Sections 7.1 and 7.2, as applicable, all Materials supplied under this Section 2.9 are supplied “as is”, with no warranties of fitness for a particular purpose and must be used with prudence and appropriate caution in any experimental work, since not all of their characteristics may be known.

2.10.	Exclusivity Covenant; Distracting Product; Change of Control.
2.10.1.

Exclusivity Covenant.  Subject to Section 2.10.2 and Section 2.10.3, each Party agrees that during the Research Term, except in the performance of its obligations or exercise of its rights under this Agreement, neither it nor any of its Affiliates will work for their own account or with any Third Party (including the grant of any license to any Third Party) with respect to the discovery, research, development, manufacture or commercialization of a Product principally intended for use in the Field.

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2.10.2.

Acquisition of Distracting Product. If a Party or, subject to Section 2.10.3, any of its Affiliates (such Party, the “Distracted Party”) acquires rights to research, develop or commercialize a Distracting Product as the result of a merger, acquisition or combination with or of a Third Party other than a Change of Control (each, an “Acquisition Transaction”) and, on the date of the completion of such Acquisition Transaction, the research, development or commercialization of the Distracting Product would, but for the provisions of this Section 2.10.2, constitute a breach of Section 2.10.1, then [***]:

(a)	[***];
(b)	[***]; or
(c)	[***].

[***].

2.10.3.

Change of Control.  Subject to Section 2.10.4, if there is a Change of Control of a Party, the obligations of Sections 2.10.1 will not apply to any Distracting Product that exists prior to the closing of such Change of Control (as such product may thereafter be improved); provided [***].

2.10.4.

Deemed Termination for Convenience upon Certain Change of Control Events.  If a Party enters into a binding agreement for a Change of Control in which the Third Party acquirer (or its Affiliate) is any of the entities listed on Schedule 2.10.4 under the name of the other Party, then such Party shall so notify the other Party in writing within five (5) Business Days after the execution of such agreement.  If the other Party provides written notice to the Party subject to such Change of Control within ten (10) days after receipt of notice pursuant to the preceding sentence that such other Party considers consummation of such Change of Control an election by the Party subject to such Change of Control to terminate this Agreement for convenience, then this Agreement will be deemed terminated pursuant to Section 9.2.1 by the Party subject to such Change of Control effective automatically upon consummation of such Change of Control.

ARTICLE 3.

GOVERNANCE

3.1.	Joint Research Committee.
3.1.1.

Formation.  Within thirty (30) days after the Effective Date, the Parties will establish a joint research committee (the “Joint Research Committee” or “JRC”) to oversee and coordinate activities under this Agreement.  The JRC will be comprised of three (3) representatives from each Party.  The JRC will conduct its responsibilities hereunder in good faith and with reasonable care and diligence.  The JRC will meet in person or by other means (e.g., videoconference or teleconference) mutually acceptable to the Parties at least once each Calendar Quarter on such dates and at such times and places as agreed to by the members of the JRC. The purpose of the JRC will be to

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provide the members periodic updates regarding progress of activities pursuant to this Agreement and to address the matters set forth in Section 3.1.2.  The JRC shall have one of its members prepare and circulate agendas to JRC members at least five (5) days prior to each JRC meeting and prepare reasonably detailed minutes for each JRC meeting, which shall be circulated to JRC members within thirty (30) days of such meeting.  Each Party will be responsible for its own expenses relating to attendance at or participation in JRC meetings.

3.1.2.	Responsibilities. The JRC will:
(a)	review and approve any proposed amendment to the Research Plan;
(b)	prioritize the performance of activities under the Research Plan;
(c)	provide comments and recommendations to each Party with respect to the conduct of activities under the Research Plan;
(d)

provide a forum for the Parties to discuss the objectives and progress under the Research Plan and to exchange and review scientific information and data relating to the activities being conducted under the Research Plan; and

(e)	perform such other duties as are specifically assigned to the JRC under this Agreement.

3.1.3.

Decision-Making.  The JRC members will use reasonable efforts to reach agreement on any and all matters that the JRC has the authority to decide and endeavor to reach consensus on all such matters, taking into consideration the views of each Party.  If the JRC is unable to reach consensus (with the CRISPR JRC members collectively having one (1) vote and the ViaCyte JRC members collectively having one (1) vote) with respect to any such matter within ten (10) Business Days, the matter will be referred to the dispute resolution procedures set forth in ARTICLE 11.  In resolving any matter that the JRC has authority to decide, the JRC will not (and the Expert resolving any dispute regarding a JRC decision will not) have the right to: (a) amend, modify or waive compliance with any term or condition of this Agreement; (b) make any decision that is expressly stated to require the mutual agreement of the Parties; (c) resolve any claim or dispute regarding whether or in what amount a payment is owed under this Agreement; (d) exercise its final decision-making authority in a manner that would (i) require the other Party to perform any act that such other Party reasonably believes would constitute a violation of an Applicable Law or (ii) require such other Party to expend funding on activities in excess of its budget if such other Party does not have reasonable access to alternative funding for such activities; or (e) make a determination that a Party is in material breach of any obligation under this Agreement.

3.2.

Other Committees.  The Parties may, by mutual agreement, form such other committees as may be necessary or desirable to facilitate the activities under this Agreement.  Any dispute arising from such committees or working groups will be escalated to the JRC for resolution.

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3.3.	Alliance Managers.
3.3.1.

Appointment.  Within thirty (30) days following the Effective Date each Party will appoint (and notify the other Party of the identity of) a representative of such Party to act as its alliance manager under this Agreement (each an “Alliance Manager”).  Each Party may replace its Alliance Manager at any time by written notice to the other Party.

3.3.2.

Specific Responsibilities.  The Alliance Managers may be, but will not be required to be, members of the JRC.  The Alliance Managers will serve as the primary contact point between the Parties for the purpose of providing each Party with information regarding the other Parties’ activities pursuant to this Agreement and will have the following responsibilities:

(a)	schedule meetings of the JRC and circulate draft written minutes from each meeting within fourteen (14) days after each such meeting;
(b)	facilitate the flow of information and otherwise promoting communication, coordination and collaboration between the Parties;
(c)	provide a single point of communication for seeking consensus both internally within the respective Party’s organization and between the Parties regarding key strategy and planning issues; and
(d)	perform such other functions as requested by the JRC.

ARTICLE 4.

MUTUAL DEVELOPMENT AND COMMERCIALIZATION

4.1.	Development and Commercialization Terms.
4.1.1.

Negotiation of Joint Development and Commercialization Agreement.  Commencing promptly after the Effective Date, the Parties shall negotiate towards an agreement pursuant to which the Parties would jointly develop and commercialize Product Candidates and Products for use in the Field throughout the Territory (the “Joint Development and Commercialization Agreement”). The Joint Development and Commercialization Agreement will be consistent with the principal terms set forth in Exhibit C attached hereto and incorporated herein by reference and include such other terms as mutually agreed to by the Parties.  If the Parties are unable to agree to a final form of Joint Development and Commercialization Agreement on or prior to [***] (or such later date as agreed in writing by the Parties), then the Parties will submit any principal terms of such Joint Development and Commercialization Agreement that have not been mutually agreed to by the Parties (the “Open JDCA Terms”) for resolution pursuant to ARTICLE 11.

4.1.2.

Establishment of POC.  If the JRC determines that the Parties have achieved Establishment of POC with respect to a Product Candidate as described in Section 2.6, then the Joint Development and Commercialization Agreement in the final form determined pursuant to Section 4.1.1 shall automatically become effective, without further action by either Party.  The Parties will concurrently execute and deliver signature pages to the Joint

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Development and Commercialization Agreement at that time, but failure to do so will not impact the effectiveness of the Joint Development and Commercialization Agreement.

ARTICLE 5.
LICENSE GRANTS

5.1.	License from CRISPR to ViaCyte.
5.1.1.

Research License.  Subject to the terms and conditions of this Agreement, CRISPR hereby grants to ViaCyte and its Affiliates a non-exclusive, royalty-free, fully paid-up, worldwide license, with no right to grant sublicenses except to Subcontractors as provided in Section 2.7, to use the CRISPR Technology solely to perform the ViaCyte Activities during the Research Term.

5.1.2.

Commercialization License.  Subject to the terms and conditions of this Agreement including Section 5.1.3 and Section 9.3.2, CRISPR hereby grants to ViaCyte a non-exclusive license under Licensed CRISPR Technology (as defined below) to Research, Develop, Manufacture and Commercialize Product Candidates and Products, whether such Product Candidates and Products are conceived, discovered or advanced in the Research Program or in continued research and development by or on behalf of ViaCyte after termination of this Agreement, for use in the Field, which license shall be exercisable only if and when CRISPR becomes the Granting Party under Section 9.3.2(a) and shall terminate automatically if and when ViaCyte becomes the Granting Party under Section 9.3.2(a).  Except as otherwise provided in Section 9.3.2(f), such license shall be royalty-free and fully-paid.  After the license becomes exercisable, such license shall be sublicenseable solely to the recipient of a license by ViaCyte of intellectual property Controlled by ViaCyte that pertains to such Product Candidates and Products.  Notwithstanding anything to the contrary herein, to the extent that any CRISPR Technology is Controlled by CRISPR pursuant to the terms of any Third Party agreement, any such license shall be subject to any applicable terms and conditions of such Third Party agreement, including any payment obligations to such Third Party that would arise from ViaCyte’s exercise of a license under such CRISPR Technology.  “Licensed CRISPR Technology” means such CRISPR Technology as is reasonably necessary or useful to Research, Develop, Manufacture and Commercialize Product Candidates and Products in the Field.

5.1.3.

Restrictive Covenants.  ViaCyte shall not exercise any rights granted to it under Section 5.1.2 unless and until CRISPR is the Granting Party under Section 9.3.2(a).  If this Agreement is rejected by or on behalf of CRISPR pursuant to the U.S. Bankruptcy Code or is repudiated by or on behalf of CRISPR under the U.S. Bankruptcy Code or other Applicable Laws, it is the intention of the Parties that any exercise of rights hereunder by ViaCyte after such a rejection or repudiation will be subject to and in accordance with the U.S. Bankruptcy Code including Section 365(n) thereof.

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5.2.	License from ViaCyte to CRISPR.
5.2.1.

Research License.  Subject to the terms and conditions of this Agreement, ViaCyte hereby grants to CRISPR a non-exclusive, royalty-free, fully paid-up, worldwide license, with no right to grant sublicenses except to Subcontractors as provided under section 2.7, to use the ViaCyte Technology solely to perform the CRISPR Activities during the Research Term.

5.2.2.

Commercialization License.  Subject to the terms and conditions of this Agreement, including Section 5.2.3 and Section 9.3.2, ViaCyte hereby grants to CRISPR a non-exclusive license under Licensed ViaCyte Technology (as defined below) to Research, Develop, Manufacture and Commercialize Product Candidates and Products, whether such Product Candidates and Products are conceived, discovered or advanced in the Research Program or in continued research and development by or on behalf of CRISPR after termination of this Agreement, for use in the Field, which license shall be exercisable only if and when ViaCyte becomes the Granting Party under Section 9.3.2(a) and shall terminate automatically if and when CRISPR becomes the Granting Party under Section 9.3.2(a).  Except as otherwise provided in Section 9.3.2(f), such license shall be royalty-free and fully-paid.  After the license becomes exercisable, such license shall be sublicenseable solely to the recipient of a sublicense by CRISPR of intellectual property Controlled by CRISPR that pertains to such Product Candidates and Products.  Notwithstanding anything to the contrary herein, to the extent that any ViaCyte Technology is Controlled by ViaCyte pursuant to the terms of any Third Party agreement, any such license shall be subject to any applicable terms and conditions of such Third Party agreement, including any payment obligations to such Third Party that would arise from CRISPR’s exercise of a license under such ViaCyte Technology.  “Licensed ViaCyte Technology” means such ViaCyte Technology as is reasonably necessary or useful to Research, Develop, Manufacture and Commercialize Product Candidates and Products in the Field.

5.2.3.

Restrictive Covenant.  CRISPR shall not exercise any rights granted to it under Section 5.2.2 unless and until ViaCyte is the Granting Party under Section 9.3.2(a). If this Agreement is rejected by or on behalf of ViaCyte pursuant to the U.S. Bankruptcy Code or is repudiated by or on behalf of ViaCyte under the U.S. Bankruptcy Code or other Applicable Laws, it is the intention of the Parties that any exercise of rights hereunder by CRISPR after such a rejection or repudiation will be subject to and in accordance with the U.S. Bankruptcy Code including Section 365(n) thereof.

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5.3.

No Implied Licenses.  All rights in and to CRISPR Technology not expressly licensed or assigned to ViaCyte under this Agreement are hereby retained by CRISPR or its Affiliates, and ViaCyte agrees not to practice or use CRISPR Technology except as expressly permitted by this Agreement or any other written agreement between the Parties.  All rights in and to any ViaCyte Technology not expressly licensed to CRISPR under this Agreement, are hereby retained by ViaCyte or its Affiliates, and CRISPR agrees not to practice or use ViaCyte Technology except as expressly permitted by this Agreement or any other written agreement between the Parties.  Except as expressly provided in this Agreement, no Party will be deemed by estoppel or implication to have granted the other Party any licenses or other right with respect to any intellectual property.

ARTICLE 6.
INTELLECTUAL PROPERTY

6.1.	Ownership; Assignment.
6.1.1.

CRISPR Background Technology and ViaCyte Background Technology.  As between the Parties, CRISPR will own and retain all of its rights, title and interest in and to the CRISPR Background Know-How and CRISPR Background Patents and ViaCyte will own and retain all of its rights, title and interest in and to any ViaCyte Background Know-How and ViaCyte Background Patents, subject, in each case, to any rights or licenses expressly granted by one Party to the other Party under this Agreement.

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6.1.2.	Program Technology.
(a)

Subject to Sections 6.1.2(d) and (e), as between the Parties, CRISPR will be the sole owner of any Know-How conceived, discovered, developed, invented or created solely by CRISPR or its Affiliates or Third Parties acting on their behalf while conducting CRISPR Activities under this Agreement (“CRISPR Program Know-How”) and any Patents that Cover or claim such Know-How (“CRISPR Program Patents” and together with the CRISPR Program Know-How, the “CRISPR Program Technology”), and will retain all of its rights, title and interest thereto, subject to any assignment, rights or licenses expressly granted by CRISPR to ViaCyte under this Agreement.

(b)

Subject to Sections 6.1.2(d) and (e), as between the Parties, ViaCyte will be the sole owner of any Know-How conceived, discovered, developed, invented or created solely by ViaCyte or its Affiliates or Third Parties acting on their behalf while conducting ViaCyte Activities under this Agreement (“ViaCyte Program Know-How”) and any Patents that Cover or claim ViaCyte Program Know-How (“ViaCyte Program Patents” and together with the ViaCyte Program Know-How, the “ViaCyte Program Technology”), and will retain all of its rights, title and interest thereto, subject to any rights or licenses expressly granted by ViaCyte to CRISPR under this Agreement.

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(c)

Subject to Sections 6.1.2(d) and (e), any Know-How conceived, discovered, developed, invented or created under this Agreement jointly by ViaCyte, its Affiliates or Third Parties acting on ViaCyte’s behalf, on the one hand, and CRISPR, its Affiliates or Third Parties acting on CRISPR’s behalf, on the other hand, in each case, while conducting Research Activities under this Agreement (“Joint Know-How”) and any Patents that Cover or claim Joint Know-How (“Joint Patents” and together with the Joint Know-How, the “Joint Technology”), will be owned jointly by the Parties on an equal and undivided basis, including all rights, title and interest thereto, subject to any assignment, rights or licenses expressly granted by one Party to the other Party under this Agreement. [***] (such Joint Know-How and Joint Patents referred to collectively as “Edited Stem Cell Program Technology”).  For clarification, in no event will any Gene-Editing Program Technology or Stem Cell Program Technology be included in the Edited Stem Cell Program Technology. Each Party will, and hereby does, and will cause its Affiliates to, make such assignment to the other Party or one or more of its designated Affiliates, as necessary to vest ownership of all Edited Stem Cell Program Technology jointly in the Parties, will take, and will cause its Affiliates to take, all actions and provide all reasonably requested assistance to effect such assignment and will execute any and all documents necessary to perfect such assignment.  Each Party will promptly disclose to the other Party in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of any Joint Technology. Except as expressly provided in this Agreement, neither Party will have any obligation to account to the other Party for profits with respect to, or to obtain any consent of the other Party to license or exploit, Joint Technology by reason of joint ownership thereof, and each Party hereby waives any right it may have under the laws of any jurisdiction to require any such consent or accounting. Notwithstanding the foregoing, and notwithstanding the rights afforded the Parties as joint owners of the Edited Stem Cell Program Technologies under Applicable Law, each Party agrees that it shall not directly or indirectly, make, use, sell, offer for sale, have offered for sale, import, export or otherwise exploit products or services claimed or Covered by Edited Stem Cell Program Technology outside of the Field.  [***]  The Parties acknowledge and agree that the provisions of this Section 6.1.2(c) shall survive any expiration or termination of this Agreement.

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(d)

Any Joint Know-How that pertains to a Gene-Editing System (but excluding any Know-How that pertains to the composition or use of any edited stem cell line), including any CRISPR Background Technology (“Gene-Editing Program Know-How”), and any Patents that claim or Cover such Gene-Editing Program Know-How (“Gene-Editing Program Patents,” and together with the Gene-Editing Program Know-How, the “Gene-Editing Program Technology”), will be owned by CRISPR. ViaCyte will, and hereby does, and will cause its Affiliates to, assign to CRISPR or one or more of its designated Affiliates, ViaCyte’s ownership interest in all Gene-Editing Program Technology.  ViaCyte will promptly disclose to CRISPR in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of any Gene-Editing Program Technology.  Within thirty (30) days, ViaCyte will take, and will cause its Affiliates to take, all actions and provide CRISPR with all reasonably requested assistance to effect such assignment and will execute any and all documents necessary to perfect such assignment.  The Parties acknowledge and agree that Gene-Editing Program Technology (i) [***]; and (ii) shall be part of CRISPR Background Technology and shall not be part of Joint Technology.

(e)

Any Joint Know-How that pertains to a Stem Cell Technology (but excluding any Know-How that pertains to the composition or use of any edited stem cell line), including any ViaCyte Background Technology (“Stem Cell Program Know-How”), and any Patents that claim or Cover such Stem Cell Program Know-How (“Stem Cell Program Patents,” and together with the Stem Cell Program Know-How, the “Stem Cell Program Technology”), will be owned by ViaCyte. CRISPR will promptly disclose to ViaCyte in writing, and will cause its Affiliates to so disclose, the discovery, development, invention or creation of any Stem Cell Program Technology.  Within thirty (30) days, CRISPR will take, and will cause its Affiliates to take, all actions and provide ViaCyte with all reasonably requested assistance to effect such assignment and will execute any and all documents necessary to perfect such assignment.  The Parties acknowledge and agree that Stem Cell Program Technology (i) [***]; and (ii) shall be part of ViaCyte Background Technology and shall not be part of Joint Technology.

6.1.3.	New In-Licenses.
(a)

The Parties shall be free to in-license or otherwise acquire rights to intellectual property from any Third Party that, if so acquired by CRISPR would constitute part of the CRISPR Background Technology, or that, if so acquired by ViaCyte, would constitute part of the ViaCyte Background Technology, and that may, in either case, become subject to the licenses granted under this Agreement (each such agreement as is entered into by CRISPR is a “New CRISPR In-License” and each such agreement as is entered into by ViaCyte is a “New ViaCyte In-License”).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(b)

ViaCyte hereby agrees that it will provide notice to CRISPR of any intellectual property rights that are available for acquisition or in-license that relate primarily to Gene-Editing Systems (but, for avoidance of doubt, excluding intellectual property rights that pertain to Stem Cell Technology).  ViaCyte will provide CRISPR with such available information as ViaCyte possesses regarding such intellectual property rights, subject to any confidentiality obligations.  If CRISPR notifies ViaCyte that CRISPR will pursue an acquisition or in-license of such intellectual property rights then: (i) CRISPR will negotiate in good faith towards such an acquisition or in-license on commercially reasonable terms that result in CRISPR Controlling such intellectual property rights for purposes of the licenses granted by CRISPR hereunder and under the Joint Development and Commercialization Agreement and (ii) during such negotiation or the term of any such acquisition or in-license agreement, ViaCyte will not pursue, directly or indirectly, an acquisition or in-license of such intellectual property rights without CRISPR’s prior written consent, not to be unreasonably withheld, delayed or conditioned.  Nothing will prevent ViaCyte from acquiring or in-licensing such intellectual property rights, at its sole discretion, for any use other than research, development, manufacture or commercialization of any allogeneic cell therapy derived from gene edited human stem cells in the Field.

(c)

CRISPR hereby agrees that it will provide notice to ViaCyte of any intellectual property rights that are available for acquisition or in-license and that relate primarily to Stem Cell Technology (but, for avoidance of doubt, excluding intellectual property rights that pertain to Gene Editing Systems).  CRISPR will provide ViaCyte with such available information as CRISPR possesses regarding such intellectual property rights, subject to any confidentiality obligations.  If ViaCyte notifies CRISPR that ViaCyte will pursue an acquisition or in-license of such intellectual property rights then: (i) ViaCyte will negotiate in good faith towards such an acquisition  or in-license on commercially reasonable terms that result in ViaCyte Controlling such intellectual property rights for purposes of the licenses granted by ViaCyte hereunder and under the Joint Development and Commercialization Agreement and (ii) during such negotiation or the term of any such acquisition or in-license agreement, CRISPR will not pursue, directly or indirectly, an acquisition or in-license of such intellectual property rights without ViaCyte’s prior written consent, not to be unreasonably withheld, delayed or conditioned.  Nothing will prevent CRISPR from acquiring or in-licensing such intellectual property rights, at its sole discretion, for any use other than research, development, manufacture or commercialization of any allogeneic cell therapy derived from gene edited human stem cells in the Field.

6.2.	Prosecution and Maintenance of Patents. The Parties hereby agree as follows with respect to the Prosecution and Maintenance of certain Patents.
6.2.1.	CRISPR Patents. As between the Parties, CRISPR will control and be responsible for all aspects of the Prosecution and Maintenance of CRISPR Patents (excluding Joint Patents).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

6.2.2.	ViaCyte Patents. As between the Parties, ViaCyte will control and be responsible for all aspects of the Prosecution and Maintenance of all ViaCyte Patents (excluding Joint Patents).
6.2.3.	Joint Patents.
(a)

CRISPR will have the first right, but not the obligation, to control and be responsible for all aspects of the Prosecution and Maintenance of all Joint Patents, at its own expense and using a patent counsel selected by CRISPR and reasonably acceptable to ViaCyte.  CRISPR will keep ViaCyte informed and consult with ViaCyte through their respective Patent Coordinators as to material developments with respect to the Prosecution and Maintenance of the Joint Patents, including by providing copies of any office actions or office action responses or other correspondence that CRISPR provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, or oppositions, and all patent-related filings, and by providing ViaCyte the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance.

(b)

If, during the Agreement Term, CRISPR intends not to file or to abandon any Joint Patent, CRISPR will notify ViaCyte of such intention at least sixty (60) days before the deadline for filing such Joint Patent or the date such Joint Patent will become abandoned, and ViaCyte will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice.

(c)

Neither Party will make any Patent submission (including the filing of patent applications) with respect to any Joint Patent, to the extent that it could reasonably be expected to prejudice or adversely affect the potential patentability of any claimed subject matter of a CRISPR Background Patent (in the case of ViaCyte) or ViaCyte Background Patent (in the case of CRISPR), except with the other Party’s prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines).

6.3.

Patent Coordinators.  Each Party will appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party's primary liaison with the other Party on matters relating to the Prosecution and Maintenance and enforcement of Licensed Patents and Joint Patents. The Patent Coordinators will meet in person or by means of telephone or video conference at least once each Calendar Quarter during the Agreement Term. Each Party may replace its Patent Coordinator at any time by providing notice in writing to the other Party.  The initial Patent Coordinators will be:

For ViaCyte:  Liz Bui, Ph.D.

For CRISPR:  Shelby Walker

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

6.4.

Defense of Claims Brought by Third Parties.  If a Third Party initiates a Proceeding against either Party claiming a Patent owned by or licensed to such Third Party is infringed by the Research Activities, each Party that is named as a defendant in such Proceeding will have the right to defend itself in such Proceeding, including settlement of any such Proceeding.  The other Party will reasonably assist the defending Party in defending such Proceeding and cooperate in any such litigation [***].  The defending Party will provide the other Party with prompt written notice of the commencement of any such Proceeding and will keep the other Party apprised of the progress of such Proceeding and will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.  If both Parties are named as defendants in any Proceeding, both Parties may defend such Proceeding and the Parties will reasonably cooperate with respect to such defense.

6.5.	Enforcement Patents.
6.5.1.	Joint Patents. [***] shall be subject to written agreement by the Parties.
6.5.2.	Patents Solely Owned by CRISPR. CRISPR will retain all rights to pursue an infringement of any Patent solely owned by CRISPR and CRISPR will retain all recoveries with respect thereto.
6.5.3.	Patents Solely Owned by ViaCyte. ViaCyte will retain all rights to pursue an infringement of any Patent solely owned by ViaCyte and ViaCyte will retain all recoveries with respect thereto.
6.6.

CREATE Act.  Notwithstanding anything to the contrary in this ARTICLE 6, neither Party will have the right to make an election under the CREATE Act when exercising its rights under this ARTICLE 6 without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed.  With respect to any such permitted election, the Parties will use reasonable efforts to cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof.  The Parties acknowledge and agree that this Agreement is a “joint research agreement” as defined in the CREATE Act.

ARTICLE 7.
REPRESENTATIONS AND WARRANTIES

7.1.	Representations and Warranties of ViaCyte. ViaCyte hereby represents and warrants to CRISPR, as of the Effective Date, that, except as otherwise set forth on Schedule 7.1:
7.1.1.

ViaCyte is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

7.1.2.

ViaCyte (a) has the requisite corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (b) has taken all requisite corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.1.3.	ViaCyte has the requisite resources and expertise to perform its obligations hereunder;
7.1.4.	this Agreement has been duly executed and delivered on behalf of ViaCyte, and constitutes a legal, valid and binding obligation, enforceable against ViaCyte in accordance with the terms hereof;
7.1.5.

the execution, delivery and performance of this Agreement by ViaCyte does not and will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which ViaCyte is a party or by which ViaCyte is bound, or violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over ViaCyte;

7.1.6.

ViaCyte has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons or entities required to be obtained by it in connection with the execution and delivery of this Agreement;

7.1.7.	the ViaCyte Technology constitutes all of the Patents and Know-How Controlled by ViaCyte that are necessary to conduct the Research Program;
7.1.8.

ViaCyte is the sole and exclusive owner or exclusive licensee of the ViaCyte Background Patents, free and clear of any liens, charges and encumbrances (other than encumbrances under the terms of any agreement pursuant to which any such Patents are licensed to ViaCyte), and neither any license granted by ViaCyte to any Third Party, nor any license granted by any Third Party to ViaCyte conflicts with the license grants to CRISPR under Section 5.2 and ViaCyte is entitled to grant all rights and licenses (or sublicenses, as the case may be) under such ViaCyte Background Patents it purports to grant to CRISPR under this Agreement;

7.1.9.

Schedule 7.1.9 sets forth a true, correct and complete list of all ViaCyte Background Patents as of the Effective Date and indicates whether such Patent is owned by ViaCyte or licensed by ViaCyte from a Third Party and if so, identifies the licensor or sublicensor from which the Patent is licensed;

7.1.10.

to its Knowledge, no Third Party (a) is infringing any ViaCyte Background Patents or (b) has challenged the extent, validity or enforceability of ViaCyte Background Patents (including by way of example through the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority);

7.1.11.	there are no judgments or settlements against or owed by ViaCyte or, to ViaCyte’s Knowledge, pending or threatened claims or litigation, in either case relating to the ViaCyte Background Technology;
7.1.12.

there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or, to ViaCyte’s Knowledge, threatened against ViaCyte, any of its Affiliates or any Third Party, in each case in connection with the ViaCyte Background

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Technology or relating to the transactions contemplated by this Agreement; and
7.1.13.

ViaCyte has not employed (and, to ViaCyte’s Knowledge, ViaCyte has not used a contractor or consultant that has employed) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in any capacity in connection with this Agreement.

7.2.	Representations and Warranties of CRISPR. CRISPR hereby represents and warrants to ViaCyte, as of the Effective Date, that, except as otherwise set forth on Schedule 7.2:
7.2.1.

CRISPR is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

7.2.2.

CRISPR (a) has the requisite corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder and (b) has taken all requisite corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

7.2.3.	CRISPR has the requisite resources and expertise to perform its obligations hereunder;
7.2.4.	this Agreement has been duly executed and delivered on behalf of CRISPR, and constitutes a legal, valid and binding obligation, enforceable against it in accordance with the terms hereof;
7.2.5.

the execution, delivery and performance of this Agreement by CRISPR does not and will not constitute a default under or conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, or violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it;

7.2.6.

CRISPR has obtained all necessary consents, approvals and authorizations of all Governmental Authorities and other Persons or entities required to be obtained by CRISPR in connection with the execution and delivery of this Agreement;

7.2.7.	the CRISPR Technology constitutes all of the Patents and Know-How Controlled by CRISPR that are necessary to conduct the Research Program;
7.2.8.

CRISPR is the sole and exclusive owner or exclusive licensee of the CRISPR Background Patents, free and clear of any liens, charges and encumbrances (other than encumbrances under the terms of any agreement pursuant to which any such Patents are licensed to CRISPR), and neither any license granted by CRISPR to any Third Party, nor any license granted by any Third Party to CRISPR conflicts with the license grants to ViaCyte under Section 5.1 and CRISPR is entitled to grant all rights and licenses (or sublicenses, as the case may be) under CRISPR Background Patents it purports to grant to ViaCyte under this Agreement;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.2.9.

Schedule 7.2.9 sets forth a true, correct and complete list of all CRISPR Background Patents as of the Effective Date and indicates whether such Patent is owned by CRISPR or licensed by CRISPR from a Third Party and if so, identifies the licensor or sublicensor from which the Patent is licensed;

7.2.10.	[***] no Third Party [***]
7.2.11.	there are no judgments or settlements against or [***] pending or threatened claims or litigation, in either case relating to the CRISPR Background Technology;
7.2.12.	[***]; and
7.2.13.

CRISPR has not employed (and, to CRISPR’s Knowledge, CRISPR has not used a contractor or consultant that has employed) any Person debarred by the FDA (or subject to a similar sanction of EMA or foreign equivalent), or any Person that is the subject of an FDA debarment investigation or proceeding (or similar proceeding of EMA or foreign equivalent), in any capacity in connection with this Agreement.

7.3.	CRISPR Covenants. CRISPR hereby covenants to ViaCyte that, except as expressly permitted under this Agreement:
7.3.1.

CRISPR will maintain and not breach any CRISPR In-License Agreements that provide a grant of rights from such Third Party to CRISPR that are Controlled by CRISPR and are licensed from CRISPR to ViaCyte for a Product Candidate or Product under this Agreement;

7.3.2.

CRISPR will promptly notify ViaCyte of any material breach by one or more CRISPR Entities or a Third Party of any CRISPR In-License Agreements (including any New CRISPR In-License) that provides a grant of rights from such Third Party to one or more CRISPR Entities and are licensed or may become subject to a license from CRISPR to ViaCyte to conduct ViaCyte Activities or for a Product Candidate or Product under this Agreement;

7.3.3.

it will not, and will cause its Affiliates not to license, sell, assign or otherwise transfer to any Person any CRISPR Technology (or agree to do any of the foregoing), except as will not adversely restrict, limit or encumber the rights granted to ViaCyte under Section 5.2 of this Agreement;

7.3.4.

it will notify ViaCyte of any intellectual property rights of any Third Party that relate primarily to Gene-Editing Systems and CRISPR determines are necessary for the practice of any CRISPR Background Technology and are not subject to a CRISPR In-License Agreement;

7.3.5.	it will use Commercially Reasonable Efforts to obtain and maintain the requisite resources and expertise to perform its obligations hereunder;
7.3.6.

it will notify CRISPR of any intellectual property rights of any Third Party that all employees and Subcontractors of CRISPR performing CRISPR Activities hereunder on behalf of CRISPR will be obligated to assign to CRISPR all right, title and interest in and to any inventions developed by them, whether or not patentable, or, solely with respect to Subcontractors,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

grant exclusive license rights to CRISPR with a right to grant sublicenses through multiple tiers;
7.3.7.

it will not engage, in any capacity in connection with this Agreement any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FD&C Act or is subject to any such similar sanction; and

7.3.8.

CRISPR will inform ViaCyte in writing promptly if it or any Person engaged by CRISPR or any of its Affiliates who is performing CRISPR Activities under this Agreement is debarred or is the subject of a conviction described in Section 306 of the FD&C Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to CRISPR’s Knowledge, is threatened, relating to the debarment or conviction of CRISPR, any of its Affiliates or any such Person performing CRISPR Activities hereunder.

7.4.	ViaCyte Covenants. ViaCyte hereby covenants to CRISPR that, except as expressly permitted under this Agreement:
7.4.1.

ViaCyte will maintain and not breach any ViaCyte In-License Agreements that provide a grant of rights from such Third Party to ViaCyte that are Controlled by ViaCyte and are licensed or may become subject to a license from ViaCyte to CRISPR for a Product Candidate or Product under this Agreement;

7.4.2.

ViaCyte will promptly notify CRISPR of any material breach by ViaCyte or a Third Party of any ViaCyte In-License Agreements (including any New ViaCyte In-License) that provides a grant of rights from such Third Party to ViaCyte and are licensed or may become subject to a license from ViaCyte to CRISPR to conduct CRISPR Activities or for a Product Candidate or Product under this Agreement;

7.4.3.

it will not, and will cause its Affiliates not to license, sell, assign or otherwise transfer to any Person any ViaCyte Technology (or agree to do any of the foregoing), except as will not adversely restrict, limit or encumber the rights granted to CRISPR under Section 5.1 of this Agreement;

7.4.4.

it will notify CRISPR of any intellectual property rights of any Third Party that relate primarily to Stem Cell Technology, are necessary for the practice of any ViaCyte Background Technology and are not subject to a ViaCyte In-License Agreement;

7.4.5.	it will use Commercially Reasonable Efforts to obtain and maintain the requisite resources and expertise to perform its obligations hereunder;
7.4.6.

it will notify CRISPR of any intellectual property rights of any Third Party that all employees and Subcontractors of ViaCyte performing ViaCyte Activities hereunder on behalf of ViaCyte will be obligated to assign to ViaCyte all right, title and interest in and to any inventions developed by them, whether or not patentable, or, solely with respect to Subcontractors, grant exclusive license rights to ViaCyte with a right to grant sublicenses through multiple tiers;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.4.7.

ViaCyte will not engage, in any capacity in connection with this Agreement any Person who either has been debarred by the FDA, is the subject of a conviction described in Section 306 of the FD&C Act or is subject to any such similar sanction; and

7.4.8.

ViaCyte will inform CRISPR in writing promptly if it or any Person engaged by ViaCyte or any of its Affiliates who is performing ViaCyte Activities under this Agreement or any ancillary agreements is debarred or is the subject of a conviction described in Section 306 of the FD&C Act, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to ViaCyte’s Knowledge, is threatened, relating to the debarment or conviction of CRISPR, any of its Affiliates or any such Person performing ViaCyte Activities hereunder.

7.5.

Financing Option.  If ViaCyte has not consummated a bona fide preferred stock financing (in either a single transaction or a series of related transactions) by January 15, 2019 resulting in ViaCyte receiving (or providing that ViaCyte will receive) at least $25 million in total proceeds (excluding the conversion of any convertible notes), then ViaCyte shall have the option, which it may exercise, in its sole discretion, at any time after January 15, 2019 and prior to February 1, 2019, to obtain $10,000,000 in financing from CRISPR through ViaCyte’s issuance of a convertible promissory note (the “Convertible Note Financing”) by giving written notice (the “Financing Notice”) to CRISPR, indicating the decision to proceed with the Convertible Note Financing and providing drafts of (i) a convertible note purchase agreement for the Convertible Note Financing containing customary representations, warranties and covenants and (ii) a convertible promissory note containing customary terms such as interest rate and maturity date (the documents described in clauses (i) and (ii), together with any document, agreement or instrument contemplated thereby or referenced therein, are collectively referred to as the “Convertible Note Financing Documents”).   The Parties acknowledge and agree that the material terms and conditions of the Convertible Note Financing Documents will be consistent with the terms and conditions of the convertible note financing consummated by ViaCyte and attached hereto, with redactions, as Exhibit E.  Upon receipt of the Financing Notice and the draft Convertible Note Financing Documents, ViaCyte and CRISPR shall negotiate in good faith the terms and conditions of the Convertible Note Financing Documents.  The Parties acknowledge and agree that the (x) Parties intend that the convertible note issued in connection with the Convertible Note Financing will convert at the same price and other terms and conditions as other investors in connection with the first bona fide equity financing of ViaCyte that occurs after the Effective Date in which the total proceeds thereof is not less than $25 million (excluding the conversion of such convertible note) (in either a single transaction or series of related transactions, a “Qualified Financing”) and provided that if the Qualified Financing is to take place over multiple tranches, that the conversion of the note will similarly occur in pro rata portions at the closing of each tranche; and (y) rights and obligations set forth in this Section 7.5 shall be automatically null and void and without any further force or effect upon the earlier of (A) February 1, 2019, if CRISPR has not received a Financing Notice by such date; or (B) the date on which ViaCyte consummates a Qualified Financing.

7.6.

Disclaimer.  Except as otherwise expressly set forth in this Agreement, neither Party nor its Affiliates makes any representation or extends any warranty of any kind, either express or implied, including any warranty of merchantability or fitness for a particular purpose.  ViaCyte and CRISPR understand that each Product is the subject of ongoing Research and

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Development and that neither Party can assure the safety, usefulness or commercial or technical viability of any Product or the results of the Research Program.

ARTICLE 8.
INDEMNIFICATION; INSURANCE

8.1.

Indemnification by ViaCyte.  ViaCyte will indemnify, defend and hold harmless CRISPR, each of its Affiliates, and each of its and its Affiliates’ employees, officers, directors and agents (each, an “CRISPR Indemnified Party”) from and against any and all liability, loss, damage, expense (including reasonable attorneys’ fees and expenses) and cost (collectively, a “Liability”) that any CRISPR Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of any claim by any Third Party based on:

8.1.1.	[***]
8.1.2.	[***].
8.2.

Indemnification by CRISPR.  Each CRISPR Entity will jointly and severally indemnify, defend and hold harmless ViaCyte and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a “ViaCyte Indemnified Party”) from and against any and all Liabilities that any ViaCyte Indemnified Party may be required to pay to one or more Third Parties to the extent resulting from or arising out of:

8.2.1.	[***]
8.2.2.	[***].
8.3.

Procedure.  Each Party will notify the other Party in writing if it becomes aware of a claim for which indemnification may be sought hereunder.  In case any proceeding (including any governmental investigation) will be instituted involving any Party in respect of which indemnity may be sought pursuant to this ARTICLE 8, such Party (the “Indemnified Party”) will give prompt written notice of the indemnity claim to the other Party (the “Indemnifying Party”) and provide a copy to the Indemnifying Party of any complaint, summons or other written or verbal notice that the Indemnified Party receives in connection with any such claim.  An Indemnified Party’s failure to deliver written notice will relieve the Indemnifying Party of liability to the Indemnified Party under this ARTICLE 8 only to the extent such delay is prejudicial to the Indemnifying Party’s ability to defend such claim. Provided that the Indemnifying Party is not contesting the indemnity obligation, the Indemnified Party will permit the Indemnifying Party to control any litigation relating to such claim and the disposition of such claim by negotiated settlement or otherwise and any failure to contest prior to assuming control will be deemed to be an admission of the obligation to indemnify.  The Indemnifying Party will act reasonably and in good faith with respect to all matters relating to such claim and will not settle or otherwise resolve such claim without the Indemnified Party’s prior written consent which will not be withheld, delayed or conditioned unreasonably other than settlements only involving the payment of monetary awards for which the Indemnifying Party will be fully-responsible. The Indemnified Party will cooperate with the Indemnifying Party in such Party’s defense of any claim for which indemnity is sought under this Agreement, at the Indemnifying Party’s sole cost and expense.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

8.4.

Insurance. Each Party will maintain, at its cost, reasonable insurance against liability and other risks associated with its activities contemplated by this Agreement and will furnish to the other Party evidence of such insurance upon request. Notwithstanding the foregoing, either Party may self-insure to the extent that it self-insures for its other activities.

8.5.

Limitation of Consequential Damages.  Except for (a) claims of a Third Party that are subject to indemnification under this ARTICLE 8, (b) claims arising out of a Party’s willful misconduct, or (c) a Party’s breach of ARTICLE 10, neither Party nor any of its Affiliates will be liable to the other Party or its Affiliates for any incidental, consequential, special, punitive or other indirect damages or lost or imputed profits or royalties, lost data or cost of procurement of substitute goods or services, whether liability is asserted in contract, tort (including negligence and strict product liability), indemnity or contribution, and irrespective of whether that Party or any representative of that Party has been advised of, or otherwise might have anticipated the possibility of, any such loss or damage.

ARTICLE 9.
TERM; TERMINATION

9.1.

Agreement Term; Expiration.  This Agreement is effective as of the Effective Date and, unless earlier terminated pursuant to the other provisions of this ARTICLE 9, will continue in full force and effect until the earliest to occur of (a) the Research Term Expiration Date or Research Term Mutual Termination, or (b) the date that the Joint Development and Commercialization Agreement becomes effective in accordance with Section 4.1.2, and the consequences of such expiration are set forth in Section 9.3.1 (and, for the avoidance of doubt, no other subsections of Section 9.3 below).

9.2.	Termination of the Agreement.
9.2.1.

Termination for Convenience.  Prior to the end of the Research Term, each Party will be entitled to terminate this Agreement for convenience by providing the other Party with sixty (60) days’ written notice of such termination.  This provision shall also apply to a deemed termination for convenience by a Party subject to a Change of Control to the extent provided in Section 2.10.4.

9.2.2.	Termination for Material Breach.
(a)	ViaCyte’s Right to Terminate.

(i)

If CRISPR is in material breach of this Agreement, then ViaCyte may deliver written notice of such material breach to CRISPR.  If the breach is curable, CRISPR will have [***] days from the receipt of such notice to cure such breach.  If either CRISPR fails to cure such breach within such [***] day period or the breach is not subject to cure, ViaCyte, in its sole discretion, may terminate this Agreement by providing written notice to CRISPR.

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(ii)

If CRISPR (A) commences or actively and voluntarily participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of any ViaCyte Patent or (B) actively and voluntarily assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of any ViaCyte Patent (each of (A) and (B), a “CRISPR Patent Challenge”), then, to the extent permitted by Applicable Law, ViaCyte shall have the right, in its sole discretion, to give notice to CRISPR that ViaCyte may terminate the license(s) granted under such Patent to CRISPR [***] days following such notice, and, unless CRISPR withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other CRISPR Patent Challenges that CRISPR does not have the power to unilaterally withdraw or cause to be withdrawn), CRISPR ceases assisting any other party to such CRISPR Patent Challenge and, to the extent CRISPR is a party to such CRISPR Patent Challenge, it withdraws from such CRISPR Patent Challenge within such [***] day period, ViaCyte shall have the right to terminate this Agreement by providing written notice thereof to CRISPR.  The foregoing right to terminate shall not apply with respect to any CRISPR Patent Challenge where the CRISPR Patent Challenge is made in defense of an assertion of the relevant Patent that is first brought by ViaCyte against CRISPR.  For the avoidance of doubt, any participation by CRISPR or its employees in any claim, challenge or proceeding in response to a subpoena or as required under a pre-existing agreement between CRISPR’s employee(s) or consultant(s) and their prior employer(s) shall not constitute active and voluntary participation or assistance and shall not give rise to ViaCyte’s right to terminate any license hereunder.

(b)	CRISPR’s Right to Terminate.

(i)

If ViaCyte is in material breach of this Agreement, then CRISPR may deliver written notice of such material breach to ViaCyte.  If the breach is curable, ViaCyte will have [***] days following receipt of such notice to cure such breach.  If either ViaCyte fails to cure such breach within such [***] day period, or the breach is not subject to cure, CRISPR, in its sole discretion, may terminate this Agreement by providing written notice to ViaCyte.

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(ii)

If ViaCyte (A) commences or actively and voluntarily participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of any CRISPR Patent or (B) actively and voluntarily assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of any CRISPR Patent (each of (A) and (B), a “ViaCyte Patent Challenge”), then, to the extent permitted by Applicable Law, CRISPR shall have the right, in its sole discretion, to give notice to ViaCyte that CRISPR may terminate the license(s) granted under such Patent to ViaCyte [***]  days following such notice, and, unless ViaCyte withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other ViaCyte Patent Challenges that ViaCyte does not have the power to unilaterally withdraw or cause to be withdrawn), ViaCyte ceases assisting any other party to such ViaCyte Patent Challenge and, to the extent ViaCyte is a party to such ViaCyte Patent Challenge, it withdraws from such ViaCyte Patent Challenge within such [***] day period, CRISPR shall have the right to terminate this Agreement by providing written notice thereof to ViaCyte.  The foregoing right to terminate shall not apply with respect to any ViaCyte Patent Challenge where the ViaCyte Patent Challenge is made in defense of an assertion of the relevant Patent that is first brought by CRISPR against ViaCyte.  For the avoidance of doubt, any participation by ViaCyte or its employees in any claim, challenge or proceeding in response to a subpoena or as required under a pre-existing agreement between ViaCyte’s employee(s) or consultant(s) and their prior employer(s) shall not constitute active and voluntary participation or assistance and shall not give rise to CRISPR’s right to terminate any license hereunder.

9.2.3.	Termination for Insolvency.
(a)

If either Party makes an assignment for the benefit of creditors, appoints or suffers appointment of a receiver or trustee over all or substantially all of its property, files a petition under any bankruptcy or insolvency act or has any such petition filed against it that is not discharged within sixty (60) days of the filing thereof (each, an “Insolvency Event”), then the other Party may terminate this Agreement in its entirety effective immediately upon written notice.

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(b)

All rights and licenses now or hereafter granted by a Party under or pursuant to this Agreement are, for all purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined in the U.S. Bankruptcy Code.  Upon the occurrence of any Insolvency Event with respect to a Party (the “Licensor Party”), the Granting Party agrees that the other Party (the “Licensee Party”), as licensee of such rights under Section 5.1 or 5.2 of this Agreement, as applicable, will retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code.  The Licensor Party will, during the Agreement Term, create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all intellectual property licensed under this Agreement.  Each Party acknowledges and agrees that “embodiments” of intellectual property within the meaning of Section 365(n) include laboratory notebooks, cell lines, product samples and inventory, research studies and data, all Regulatory Approvals (and all applications for Regulatory Approval) and rights of reference therein.  If (x) a case under the U.S. Bankruptcy Code is commenced by or against a Licensor Party, (y) this Agreement is rejected as provided in the U.S. Bankruptcy Code, and (z) the Licensee Party elects to retain its rights hereunder as provided in Section 365(n) of the U.S. Bankruptcy Code, the Licensor Party (in any capacity, including debtor-in-possession) and its successors and assigns (including a trustee) will:

(i)

provide to the Licensee Party all such intellectual property licensed to the Licensee Party under Section 5.1 or 5.2 of this Agreement, as applicable (including all embodiments thereof), held by the Licensor Party and such successors and assigns, or otherwise available to them, immediately upon the Licensee Party’s written request.  Whenever the Licensor Party or any of its successors or assigns provides to the Licensee Party any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section, the Licensee Party will have the right to perform the Licensor Party’s obligations hereunder with respect to such intellectual property, but neither such provision nor such performance by the Licensee Party will release the Licensor Party from liability resulting from rejection of the license or the failure to perform such obligations; and

(ii)

not interfere with the Licensee Party’s rights under this Agreement, to such intellectual property licensed to the Licensee Party under Section 5.1 or 5.2 of this Agreement, as applicable (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity, to the extent provided in Section 365(n) of the U.S. Bankruptcy Code.

(c)

All rights, powers and remedies of the Licensee Party provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including the U.S. Bankruptcy Code) in the event of the commencement of a case under the U.S. Bankruptcy Code with respect to the Licensor Party.  The Parties agree that they intend the following rights to extend to the maximum extent permitted by Applicable Law, and to be enforceable under U.S. Bankruptcy Code Section 365(n):

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(i)

the right of access to any intellectual property rights licensed to the Licensee Party under Section 5.1 or 5.2 of this Agreement, as applicable (including all embodiments thereof), by the Licensor Party, or any Third Party with whom the Licensor Party contracts to perform an obligation of the Licensor Party under this Agreement, and, in the case of any such Third Party, which is necessary for the Research Activities; and

(ii)	the right to contract directly with any Third Party to complete the Research Activities.
9.3.	Consequences of Expiration or Termination of the Agreement.
9.3.1.

In General.  If this Agreement expires or is terminated by a Party in accordance with this ARTICLE 9 at any time and for any reason or upon Research Term Mutual Termination, the following terms will apply:

(a)

The Parties will return (or destroy, as directed by the other Party) all data, files, records and other materials containing or comprising the other Party’s Confidential Information, except to the extent such Confidential Information is subject to a license or similar grant of rights that survives such termination.  Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal compliance purposes subject to an ongoing obligation of confidentiality.

(b)

Termination or expiration of this Agreement for any reason will be without prejudice to any rights or financial compensation that will have accrued to the benefit of a Party prior to such termination or expiration.  Such termination or expiration will not relieve a Party from obligations that are expressly indicated to survive the termination or expiration of this Agreement.

(c)

The following provisions of this Agreement will survive any expiration or termination of this Agreement:  Sections 2.7 (last sentence thereof), 2.9, 5.3, 6.1.1, 6.1.2, 6.2, 6.4, 6.5, 6.6, 7.5, 7.6 and 9.3 and ARTICLE 1, ARTICLE 8, ARTICLE 10, ARTICLE 11 and ARTICLE 12.  In addition, Sections 5.1.2 and 5.1.3 (only if CRISPR is the Granting Party under Section 9.3.2(a)) or Sections 5.2.2 and 5.2.3 (only if ViaCyte is the Granting Party under Section 9.3.2(a)) will survive any termination of this Agreement for the reasons described under Section 9.3.2(a).

9.3.2.	Specific Consequences of Termination.
(a)	The following terms shall have the following meanings for purposes of this Section 9.3.2:
(i)

If (1) CRISPR terminates this Agreement (A) pursuant to Section 9.2.2(b) because of an uncured material breach by ViaCyte or ViaCyte Patent Challenge, or (B) under Section 9.2.3 because ViaCyte suffers an Insolvency Event, or (2) ViaCyte terminates this Agreement for convenience under Section 9.2.1 (including any such deemed termination for convenience), then, in either case (clause (1) or (2)), for

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purposes of this Section 9.3.2, CRISPR shall be deemed the Continuing Party and ViaCyte shall be deemed to be the Granting Party.
(ii)

If (1) ViaCyte terminates this Agreement (A) pursuant to Section 9.2.2(a) because of an uncured material breach by CRISPR or CRISPR Patent Challenge, or (B) under Section 9.2.3 because CRISPR suffers an Insolvency Event, or (2) after the second (2nd) anniversary of the Effective Date, CRISPR terminates this Agreement for convenience under Section 9.2.1 (including any such deemed termination for convenience), then, in either case (clause (1) or (2)), for purposes of this Section 9.3.2, ViaCyte shall be deemed the Continuing Party and CRISPR shall be deemed to be the Granting Party.

(iii)

The identification of the Granting Party shall be determined by reference to Section 9.3.2(a)(i) or Section 9.3.2(a)(ii), as applicable (the “Granting Party”), and the identification of the Continuing Party shall be determined by reference to Section 9.3.2(a)(i) or Section 9.3.2(a)(ii), as applicable (the “Continuing Party”).

(b)

In the case of termination of this Agreement for the reasons described under Section 9.3.2(a), except as otherwise set forth in this Agreement, or for terminations arising from, relating to, or otherwise in connection with fraud or willful misconduct on behalf of the Granting Party, the Continuing Party shall either (i) elect the remedies set forth in this Section 9.3.2, in which case the Continuing Party shall not pursue remedies available under Applicable Law, or (ii) elect to pursue remedies available under Applicable Law, in which case the remedies set forth in this Section 9.3.2 (other than remedies available under Applicable Law) shall not be available, and the Continuing Party shall make such election by written notice to the Granting Party concurrently with the notice of termination.  If the Continuing Party elects the remedies set forth in this Section 9.3.2, such remedies shall be the Continuing Party’s sole and exclusive remedy for the termination reasons described under Section 9.3.2(a).  Notwithstanding the foregoing, nothing in this Section 9.3.2(b) will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief to protect the interests of such Party.

(c)

Upon termination of this Agreement for the reasons described in Section 9.3.2(a), (x) the license granted in Section 5.1.2 (only if CRISPR is the Granting Party) or Section 5.2.2 (only if ViaCyte is the Granting Party) shall become exercisable and the license granted by the Continuing Party shall automatically terminate, and (y) the Granting Party shall do the following to allow the Continuing Party to continue researching, developing, commercializing and manufacturing Products and Product Candidates in the Field (it being agreed that the Parties intend to use reasonable efforts to minimize any material business interruptions):

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(i)

The Granting Party shall as promptly as practicable transfer to the Continuing Party copies of all data, reports, records and information in the Granting Party’s Control to the extent that such data, reports, records or other information relate to the Research Program (from which the Granting Party may redact or remove any information that does not relate to the Research Program).

(ii)

If the Continuing Party so requests prior to such termination, and to the extent permitted under the Granting Party’s obligations to Third Parties on the effective date of termination, the Granting Party shall transfer to the Continuing Party any Third Party agreements relating to the Research, Development, Manufacture or Commercialization of the Product Candidate (excluding any Third Party agreement pursuant to which the Granting Party Controls any intellectual property rights), subject to any required consents of such Third Party, which the Granting Party shall use Commercially Reasonable Efforts to obtain promptly (provided that the Granting Party shall not be required to make any payment to any Third Party to obtain such consent unless the Continuing Party agrees to make such payment on behalf of the Granting Party); provided, however that, if any such Third Party agreement does not relate solely to the Product Candidate but also relates to any other program or product candidate of the Granting Party, the Granting Party shall not be obligated to transfer such Third Party agreement but shall use Commercially Reasonable Efforts to cause the Third Party to amend such agreement so that such agreement to the extent it relates solely to the Product Candidate may be transferred to the Continuing Party hereunder and such agreement to the extent it relates to any other program or product of the Granting Party may be retained by the Granting Party (provided that the Granting Party shall not be required to make any payment to any Third Party to obtain such amendment unless the Continuing Party agrees to make such payment on behalf of the Granting Party).

(iii)

If the Granting Party was responsible for Manufacturing the Product Candidate as of the effective date of termination, at the Continuing Party’s option and request made prior to such termination, the Granting Party shall supply such Product to the Continuing Party at the Granting Party’s fully burdened cost of manufacture plus ten percent (10%), until the Continuing Party has obtained all necessary manufacturing approvals and the Continuing Party has procured or developed its own source of such Product Candidate supply but in no event more than six (6) months after the effective date of termination or such later date as agreed in writing by the Granting Party in its sole discretion.

(iv)

If the Continuing Party so requests prior to such termination, the Granting Party shall transfer to the Continuing Party any inventory of all Product Candidates Controlled by the Granting Party as of the termination date at the actual price paid by the Granting Party for such supply.

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(v)

The Granting Party shall provide any other assistance reasonably requested by the Continuing Party, at the expense of the Continuing Party for the purpose of allowing and enabling the Continuing Party to proceed expeditiously with the research, development, manufacture and commercialization of the Products and the Product Candidates in the Field; provided that the Granting Party’s obligations under this clause shall expire twelve (12) months after the effective date of termination (such period to be tolled automatically if the Granting Party fails to provide such assistance in any material respect until such assistance is provided).

(vi)	The Granting Party shall execute all documents and take all such further actions as may be reasonably necessary and requested by the Continuing Party in order to give effect to the foregoing clauses.
(d)

Upon termination of this Agreement for the reasons described in Section 9.3.2(a), the Granting Party shall not, itself or with or through any Affiliates or Third Parties, use or reference any Joint Technology to research, develop, manufacture or commercialize Product Candidates or Products for use in the Field on or prior to the second (2nd) anniversary of the effective date of termination of this Agreement.

(e)

Notwithstanding anything to the contrary set forth in this Agreement, if CRISPR terminates this Agreement for convenience under Section 9.2.1 on or before the second (2nd) anniversary of the Effective Date then (i) the consequences of such termination shall be as set forth in Section 9.3.1 (and, for the avoidance of doubt, no subsections of this Section 9.3.2 other than this Section 9.3.2(e)) and (ii) CRISPR shall not, itself or with or through any Affiliates or Third Parties, use or reference (A) any ViaCyte Technology for any purpose or (B) any Joint Technology, including any Edited Stem Cell Program Technology, for any purpose; provided however that, to the extent that any Joint Patent would prevent the use of any stem cell line edited using CRISPR Technology (excluding CRISPR’s interest in any Joint Technology) to research, develop, make, have made, use, offer for sale or sell an edited stem cell line or product comprising or employing such edited stem cell line (an “Enabling Joint Patent”), CRISPR shall retain the right, itself or with or through any Affiliates or Third Parties, under such Enabling Joint Patent only for the purpose of researching, developing, making, having made, using, offering for sale or selling any edited stem cell line created outside the Research Activities or product comprising or employing such edited stem cell line, and expressly excluding any edited stem cell line, Product Candidate or Product, in each case, arising from the Research Activities, including the stem cell line provided by ViaCyte, whether unmodified or modified.  Any such retained right shall be sublicensable through multiple tiers.

(f)

Upon termination of this Agreement for the reasons described in Section 9.3.2(a), the Continuing Party shall pay the Granting Party (i) royalties of no greater than [***] (as calculated and paid in accordance with Section 11.3 of Exhibit C) and (ii) payments not to exceed $[***] in the aggregate based on research, development and commercialization milestones

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(the economics described in clauses (i) and (ii) hereof are collectively referred to as the “Continuing Payments”), with the amount of each element of the Continuing Payments taking into consideration the status of the Research Program at the time of such termination, the value of the funding provided by CRISPR to ViaCyte in connection with this Agreement, and the reasons for such termination; provided that, if the Parties have not mutually agreed upon each element of the Continuing Payments within ninety (90) days after the effective date of termination (or such longer period as agreed by the Parties in writing), either Party may submit the matter for resolution pursuant to ARTICLE 11.

ARTICLE 10.
CONFIDENTIALITY

10.1.

Confidentiality.  Except to the extent expressly authorized by this Agreement or otherwise agreed in writing, the Parties agree that, during the Agreement Term and for five years thereafter, each Party (the “Receiving Party”) receiving any Confidential Information of the other Party (the “Disclosing Party”) hereunder will: (a) keep the Disclosing Party’s Confidential Information confidential; (b) not publish, or allow to be published, and will not otherwise disclose, or permit the disclosure of, the Disclosing Party’s Confidential Information in any manner not expressly authorized pursuant to the terms of this Agreement; and (c) not use, or permit to be used, the Disclosing Party’s Confidential Information for any purpose other than as expressly authorized pursuant to the terms of this Agreement. Without limiting the generality of the foregoing, to the extent that ViaCyte provides to CRISPR (or any CRISPR Entity(ies)) any Confidential Information owned by any Third Party, CRISPR will handle such Confidential Information in accordance with the terms and conditions of this ARTICLE 10 applicable to a Receiving Party.

10.2.

Authorized Disclosure.  Notwithstanding the foregoing provisions of Section 10.1, each Party may disclose Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary to:

10.2.1.	engage in Prosecution and Maintenance activities as contemplated by this Agreement;
10.2.2.	prosecute or defend litigation;
10.2.3.	exercise its rights and perform its obligations hereunder; or
10.2.4.	comply with Applicable Law.

If a Party deems it reasonably necessary to disclose Confidential Information belonging to the other Party pursuant to this Section 10.2, the Disclosing Party will to the extent possible give reasonable advance written notice of such disclosure to the other Party and take reasonable measures to ensure confidential treatment of such information.

10.3.

SEC Filings and Other Disclosures.  Either Party may disclose the terms of this Agreement as permitted by Section 10.2 or (i) to the extent required to comply with Applicable Law, including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any

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country in the Territory; provided, that such Party will reasonably consider the comments of the other Party regarding confidential treatment sought for such disclosure and (ii) to its advisors (including financial advisors, attorneys and accountants), Third Parties conducting due diligence or similar investigations, including actual or potential acquisition or collaboration partners, financing sources or investors and underwriters, on a need to know basis; provided that such disclosure is covered by terms of confidentiality similar to those set forth herein (which may include professional ethical obligations).

10.4.	Public Announcements; Publications.
10.4.1.

Announcements. The Parties will jointly issue a press release, in the form attached hereto as Exhibit D, regarding the signing of this Agreement on a date to be determined by the Parties within four (4) days following the Effective Date.  Except as set forth in the preceding sentence and as may be expressly permitted under Section 10.3, or as required to comply with Applicable Law (including the rules and regulations promulgated by the United States Securities and Exchange Commission or any equivalent governmental agency in any country in the Territory), neither Party will make any public announcement regarding this Agreement without the prior written approval of the other Party.

10.4.2.

Publications.  During the Agreement Term, each Party will submit to the other Party (the “Non-Disclosing Party”) for review and approval any proposed academic, scientific and medical publication or public presentation related to any Product Candidate or Product or any Research Activities. In each such instance, such review and approval will be conducted for the purposes of preserving the value of the CRISPR Technology and the ViaCyte Technology, the rights granted to the Parties hereunder and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted.  Written copies of such proposed publication or presentation required to be submitted hereunder will be submitted to the Non-Disclosing Party no later than thirty (30) days before submission for publication or presentation (or five (5) Business Days in advance in the case of an abstract).  The Non-Disclosing Party will provide its comments with respect to such publications and presentations within ten (10) Business Days of its receipt of such written copy (or five (5) Business Days in the case of an abstract).  The review period may be extended for an additional thirty (30) days if the Non-Disclosing Party reasonably requests such extension including for the preparation and filing of patent applications.  Notwithstanding anything to the contrary, the Non-Disclosing Party may require that the other Party redact the Non-Disclosing Party’s Confidential Information from any such proposed publication or presentation.  CRISPR and ViaCyte will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other Party in any publication.

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ARTICLE 11.
DISPUTE RESOLUTION

11.1.

Disputes; Executive Officers.  It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation.  In the event of any dispute, controversy, claim or difference which may arise between the Parties out of or in relation to or in connection with this Agreement, including any dispute arising out of the JRC, any alleged failure to perform, or breach, of this Agreement, or any issue relating to the interpretation or application of this Agreement (“Dispute”), then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the Executive Officers of each Party.  If the Dispute is not resolved within thirty (30) days following the written request for discussions, either Party may then invoke the provisions of Section 11.2 or Section 11.7, as appropriate.

11.2.

Arbitration. Any Dispute that is not resolved pursuant to Section 11.1, except for a Dispute described in Section 11.7, shall be settled by binding arbitration as follows.  Either Party, following the end of the thirty (30) day period referenced in Section 11.1, may refer such issue to arbitration by submitting a written notice of such request to the other Party.

11.2.1.

Selection of Expert and Submission of Positions. Promptly following receipt of such notice, the Parties will select and agree upon a mutually acceptable independent Third Party arbitrator who is (a) neutral, disinterested and impartial, and (b) has experience in the pharmaceutical and biotechnology industries and, in the case of a Selected JRC Dispute, scientific expertise appropriate for understanding and resolving such Dispute (the “Expert”).  If the Parties are unable to mutually agree upon an Expert within thirty (30) days following the delivery of the request for arbitration (or such longer period as agreed by the Parties), one individual who would qualify as an Expert selected by ViaCyte and one individual who would qualify as an Expert selected by CRISPR shall together select one individual who would qualify as an Expert, who shall be appointed as the Expert for purposes of such Dispute.  Once the Expert has been selected, each Party will within ten (10) days following selection of the Expert provide the Expert and the other Party with a written report setting forth its position with respect to the substance of the dispute and may submit a revised or updated report and position to the Expert within ten (10) days of receiving the other Party’s report. If so requested by the Expert, each Party will make oral submissions to the Expert based on such Party’s written report, and each Party will have the right to be present during any such oral submissions.

11.2.2.

Rules for Proceedings. The proceedings will be conducted as a binding arbitration in accordance with AAA procedures, as modified by this Section 11.2 (including that the Expert will adopt as his or her decision the position of one Party or the other in the case of a Selected JRC Dispute, a Dispute regarding Open JDCA Terms under Section 4.1.1, or a Dispute regarding any element of the Continuing Payments, as applicable, as described in Section 11.2.3).  The Expert may retain a Third Party expert to assist the Expert in analyzing the Dispute, and the expenses of any such expert will be shared by the Parties as costs of the arbitration as provided in

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Section 11.2.4.  All proceedings and communications shall be in English.  Either Party may apply to the Expert for interim injunctive relief.  The Parties shall have the right to be represented by counsel.  The Parties acknowledge and agree that any Dispute involving the Continuing Payments shall be limited solely to the amounts thereof (as limited by the provisions of Section 9.3.2(f)) and the associated performance milestone(s), and shall not involve the negotiation of any other provision of this Agreement or the transactions contemplated hereby.

11.2.3.

Determination by the Expert. The Expert will render his or her final decision, including any award, if applicable, with respect to the Dispute.  In the case of (a) any Dispute arising out of the JRC inability to reach agreement on (i) any proposed amendment to the Research Plan or (ii) whether Establishment of POC has been achieved (each, a “Selected JRC Dispute”), (b) a Dispute regarding Open JDCA Terms under Section 4.1.1, or (c)  a Dispute regarding any element of the Continuing Payments, as applicable, the Expert will select one of the Party’s positions as his or her final decision, and will not have the authority to modify either Party’s position or render any substantive decision other than to so select the position of either Party as set forth in its respective written report (as initially submitted, or as revised in accordance with Section 11.2.1, as applicable). The decision of the Expert will be the sole, exclusive and binding remedy between the Parties regarding the Dispute submitted to such Expert, and shall be governed by the terms and conditions hereof, including the limitation on damages set forth in Section 8.5.  The Parties agree that such a judgment or award may be enforced in any court of competent jurisdiction.  The statute of limitations of the Commonwealth of Massachusetts applicable to the commencement of a lawsuit shall apply to the commencement of arbitration under this Section 11.2.

11.2.4.

Location; Costs. Unless otherwise mutually agreed upon by the Parties, the arbitration will be conducted in Chicago, Illinois. The Parties agree that they will share equally the costs and fees of the Expert in connection with any proceeding under this ARTICLE 11, including the cost of the arbitration filing and hearing fees, the cost of any independent expert retained by the Expert and the cost of the Expert and administrative fees of AAA, if applicable. Each Party will bear its own costs and attorneys’ and witnesses’ fees and associated costs and expenses incurred in connection with any proceeding under this ARTICLE 11.

11.2.5.

Timetable for Completion. The Parties will use, and will direct the Expert to use, commercially reasonable efforts to resolve a dispute within forty-five (45) days after the selection of the Expert or, if resolution within forty-five (45) days is not reasonably achievable, as determined by the Expert, then as soon thereafter as is reasonably practicable.

11.3.

Award.  Any award to be paid by one Party to the other Party as determined by the Expert as set forth above under Section 11.2 shall be promptly paid in U.S. Dollars free of any tax, deduction or offset; and any costs, fees or taxes incident to enforcing the award shall, to the maximum extent permitted by law, be charged against the Party resisting enforcement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

11.4.

Governing Law.  This Agreement, and all claims arising under or in connection therewith, will be governed by and interpreted in accordance with the substantive laws of The Commonwealth of Massachusetts, without regard to conflict of law principles thereof.

11.5.

Injunctive Relief.  Nothing in this ARTICLE 11will preclude either Party from seeking equitable relief or interim or provisional relief from a court of competent jurisdiction, including a temporary restraining order, preliminary injunction or other interim equitable relief, concerning a dispute either prior to or during any arbitration if necessary to protect the interests of such Party or to preserve the status quo pending the arbitration proceeding.  For the avoidance of doubt, nothing in this Section 11.5 shall otherwise limit a breaching Party’s opportunity to cure a material breach as permitted in accordance with Section 9.2.2.

11.6.

Confidentiality.  The arbitration proceeding shall be confidential and the Expert shall issue appropriate protective orders to safeguard each Party’s Confidential Information.  Except as required by Applicable Law, no Party shall make (or instruct the Expert to make) any public announcement with respect to the proceedings or decision of the Expert without prior written consent of the other Party.  The existence of any Dispute submitted to arbitration, and the award, shall be kept in confidence by the Parties and the Expert, except as required in connection with the enforcement of such award or as otherwise required by Applicable Law.

11.7.

Patent and Trademark Dispute.  Notwithstanding Section 11.2, any Dispute relating to the scope, validity, enforceability or infringement of any CRISPR Patents, ViaCyte Patents or trademarks covering the manufacture, use, importation, offer for sale or sale of Products shall be submitted to a court of competent jurisdiction in the country in which such patent or trademark rights were granted or arose.

ARTICLE 12.
MISCELLANEOUS

12.1.

Assignment.  Neither this Agreement nor any interest hereunder will be assignable by either Party without the prior written consent of the other Party, except as follows: (a) either Party may, subject to the terms of this Agreement, assign its rights and obligations under this Agreement by way of sale of itself or the sale of the portion of such Party’s business to which this Agreement relates, through merger, sale of assets or sale of stock or ownership interest; provided that such sale is not primarily for the benefit of its creditors; and (b) either Party may assign its rights and obligations under this Agreement to any of its Affiliates; provided that such Party will remain liable for all of its rights and obligations under this Agreement.  An assigning Party will promptly notify the other Party of any assignment or transfer under the provisions of this Section 12.1.  This Agreement will be binding upon the successors and permitted assigns of the Parties and the name of a Party appearing herein will be deemed to include the names of such Party’s successors and permitted assigns to the extent necessary to carry out the intent of this Agreement.  Any assignment not in accordance with this Section 12.1 will be void.

12.2.

Force Majeure.  Each Party will be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by Force Majeure and the nonperforming Party promptly provides notice of the prevention to the other Party.  Such excuse will be continued so long as the condition constituting force majeure continues and the nonperforming Party uses Commercially Reasonable Efforts to remove the condition.

12.3.

Representation by Legal Counsel.  Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof.  In interpreting and applying the terms and

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provisions of this Agreement, the Parties agree that no presumption will exist or be implied against the Party that drafted such terms and provisions.
12.4.	Notices. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally or sent by nationally-recognized overnight courier, addressed as follows:

If to ViaCyte:

ViaCyte, Inc.

3550 General Atomics Court

San Diego, CA  92121

Attn:  President and Chief Executive Officer

with a copy to:

Cooley LLP

Attn:  Kay Chandler

4401 Eastgate Mall

San Diego, CA  92121

and:

If to CRISPR:

CRISPR Therapeutics AG
Baarerstrasse 14

6300 Zug

Switzerland

Attn:  each of Chief Executive Officer and General Counsel

with copies to:

CRISPR Therapeutics, Inc.

610 Main Street

Cambridge, MA  02139

Attn:  General Counsel

email to legal@crisprtx.com

with a copy to:

Goodwin Procter LLP

Attn: Christopher Denn

100 Northern Avenue

Boston, Massachusetts 02210

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

12.5.	Amendment. No amendment, modification or supplement of any provision of this Agreement will be valid or effective unless made in writing and signed by a duly authorized officer of each of Party.
12.6.

Waiver.  No provision of this Agreement will be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.  The waiver by either of ViaCyte or CRISPR of any breach of any provision hereof by the other Party will not be construed to be a waiver of any succeeding breach of such provision or a waiver of the provision itself.

12.7.

Severability.  If any clause or portion thereof in this Agreement is for any reason held to be invalid, illegal or unenforceable, the same will not affect any other portion of this Agreement, as it is the intent of the Parties that this Agreement will be construed in such fashion as to maintain its existence, validity and enforceability to the greatest extent possible.  In any such event, this Agreement will be construed as if such clause of portion thereof had never been contained in this Agreement, and there will be deemed substituted therefor such provision as will most nearly carry out the intent of the Parties as expressed in this Agreement to the fullest extent permitted by Applicable Law.

12.8.	Descriptive Headings. The descriptive headings of this Agreement are for convenience only and will be of no force or effect in construing or interpreting any of the provisions of this Agreement.
12.9.

Export Control.  This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America or other countries that may be imposed upon or related to CRISPR or ViaCyte from time to time.  Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate Governmental Authority.

12.10.

Entire Agreement.  This Agreement constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof, including that certain Confidentiality Agreement between ViaCyte and CRISPR dated October 5, 2017, which is hereby superseded and replaced in its entirety as of the Effective Date, and any Confidential Information disclosed by the Parties under such agreement will be treated in accordance with the provisions of ARTICLE 10.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

12.11.

Independent Contractors.  Both Parties are independent contractors under this Agreement.  Nothing herein contained will be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party.  Neither Party will have any express or implied power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

12.12.

Interpretation.  Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “without limitation,” (c) the word “will” will be construed to have the same meaning and effect as the word “shall,” (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person will be construed to include the Person’s successors and assigns, (f) the words “herein,” “hereof” and “hereunder,” and words of similar import, will be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (g) all references herein to Sections, Schedules or Exhibits will be construed to refer to Sections, Schedules or Exhibits of this Agreement, and references to this Agreement include all Schedules and Exhibits hereto, (h) the word “notice” will mean notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, (k) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), and (l) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

12.13.

No Third Party Rights or Obligations.  No provision of this Agreement will be deemed or construed in any way to result in the creation of any rights or obligations in any Person not a Party to this Agreement.

12.14.

Further Actions.  Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.15.

Counterparts.  This Agreement may be executed in two counterparts, each of which will be an original and both of which will constitute together the same document.  Counterparts may be signed and delivered by facsimile or digital transmission (.pdf), each of which will be binding when received by the applicable Party.

[SIGNATURE PAGE FOLLOWS]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

* - * - * - *

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their representatives thereunto duly authorized as of the Effective Date.

VIACYTE, INC.		CRISPR THERAPEUTICS AG

By:	/s/ Paul K. Laikind, Ph.D.	By:	/s/ Rodger Novak
Name:	Paul K. Laikind, Ph.D.	Name:	Rodger Novak
Title:	President and Chief Executive Officer	Title:	President

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A

Establishment of POC

[***]

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT B

Research Plan

[***]

Exhibit C-2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit C

Terms of Joint Development & Commercialization Agreement

The Parties shall negotiate towards a Joint Development and Commercialization Agreement pursuant to which the Parties would jointly develop and commercialize Product Candidates and Products for use in the Field throughout the Territory, which will be consistent with the principal terms set forth in this Exhibit C and include such other terms as mutually agreed to by the Parties.  There shall be no final and binding Joint Development and Commercialization Agreement until a final agreement is reached pursuant to Section 4.1.1 of the Research Collaboration Agreement and the Parties execute and deliver such final agreement.

Article 1
DEFINITIONS.

1.1.

“Accounting Standards” means generally accepted accounting principles in the United States or internationally the international financial reporting standards, as appropriate, as generally and consistently applied in compliance with Applicable Law throughout the relevant company’s organization at the relevant time in the United States or internationally, as appropriate, and means the international financial reporting standards (“IFRS”) at such time as IFRS becomes the generally accepted accounting standard and Applicable Law require that such company use IFRS.

1.2.	“Arbitration” means arbitration in accordance with the arbitration procedure set forth on Schedule 2.2 to this Exhibit C.
1.3.	“Audited Party” has the meaning set forth in Section 7.6.
1.4.	“Auditing Party” has the meaning set forth in Section 7.6.
1.5.	“CMC” means chemistry, manufacturing and controls in support of Development.
1.6.	“Commercialization Budget” has the meaning set forth in Section 5.1.
1.7.

“Commercialization Costs” means the sum of the following costs and expenses incurred by the Parties or their respective Affiliates, for the purpose of, and directly and specifically attributable to, Commercializing the Products (and related Manufacturing activities) in the Field in the Territory, in each case, to the extent incurred in accordance with the Commercialization Plan and Commercialization Budget:

[***]

All Commercialization Costs shall be as determined from the books and records of the applicable Party and its Affiliates maintained in accordance with the Accounting Standards.  Notwithstanding anything in this definition to the contrary, only those Commercialization Costs that are contemplated by, and materially consistent with, the Commercialization Plan and Commercialization Budget for the Product shall be chargeable as Commercialization Costs.  For purposes of clarity, no general corporate overhead or fixed charges, such as depreciation, shall constitute Commercialization Costs (except as expressly provided under the definition of Manufacturing Costs).

Exhibit C-3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.8.	“Commercialization Plan” has the meaning set forth in Section 5.1.
1.9.	“Cost of Goods Sold” means, to the extent that a Party or its Affiliate, licensee or sublicensee performs all or any part of the Manufacturing of a Product, [***].
1.10.	“CRISPR JDCA Background Technology” means CRISPR JDCA Background Know-How and CRISPR JDCA Background Patents.
1.11.

“CRISPR JDCA Background Know-How” means any Know-How, other than Joint Know-How and CRISPR Program Know-How, that (a) CRISPR or any of its Affiliates Controls as of the Effective Date, during the term of the Research Collaboration Agreement or as of the effective date of the Joint Development & Commercialization Agreement, or that comes into the Control of CRISPR or any of its Affiliates during the term of the Joint Development & Commercialization Agreement and (b) is reasonably necessary or useful for the Development, Manufacture, Commercialization or use of the Products.

1.12.

“CRISPR JDCA Background Patents” means any Patent, other than a Joint Patent or CRISPR Program Patent that (a) CRISPR or any of its Affiliates Controls as of the Effective Date, during the term of the Research Collaboration Agreement or as of the effective date of the Joint Development & Commercialization Agreement or that comes into the Control of CRISPR or any of its Affiliates during the term of the Joint Development & Commercialization Agreement and (b) claims or discloses any CRISPR JDCA Background Know-How or is otherwise necessary or useful for the Development, Manufacture, Commercialization or use of the Products.

1.13.	“CRISPR JDCA Patents” means CRISPR JDCA Background Patents, CRISPR Program Patents, and CRISPR’s interest in Joint Patents.
1.14.	“Development Budget” has the meaning set forth in Section 3.1.
1.15.

“Development Costs” means the sum of the following costs and expenses incurred by the Parties and their respective Affiliates in Developing the Product (and related Manufacturing activities) in the Field in the Territory, in each case, to the extent incurred in accordance with the Global Development Plan and the Development Budget subject to Section 7.5, including:

[***]

All of such Commercialization Costs shall be as determined from the books and records of the applicable Party and its Affiliates maintained in accordance with the Accounting Standards.  Notwithstanding anything in this definition to the contrary, only those Development Costs that are contemplated by, and materially consistent (as provided in Section 7.5) with, the Global Development Plan and Development Budget for the Product shall be chargeable as Development Costs.  For purposes of clarity, no general corporate overhead or fixed charges, such as depreciation, shall constitute Development Costs (except as expressly provided under the definition of Manufacturing Costs).

1.16.	“Establishment of hPOC” means, with respect to a Product, that data generated from the Global Development Program for such Product meets the criteria on Schedule 1.16 to this Exhibit C.
1.17.	“Expenses” means Out-of-Pocket Costs and FTE Costs.

Exhibit C-4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.18.

“FTE Costs” means, for a given period, the product of (a) the number of FTEs (proportionately, on a per-FTE basis) used by a Party or its Affiliates in directly performing activities assigned to such Party under and in accordance with the Global Development Plan, Commercialization Plan or Medical Affairs Plan, as applicable, and (b) the FTE Rate.

1.19.

“FTE” means one employee full-time for one year or more than one person working the equivalent of a full-time person, working directly on performing activities under the Global Development Plan, Medical Affairs Plan or Commercialization Plan, as applicable, where “full-time” is considered [***] hours (based upon a total of [***] weeks for one Calendar Year).  No additional payment will be made with respect to any individual who works more than [***] hours per Calendar Year and any individual who devotes less than [***] hours per Calendar Year will be treated as an FTE on a pro rata basis based upon the actual number of hours worked divided by [***].

1.20.

“FTE Rate” means (a) for scientific or technical personnel, [***] per one (1) full scientific or technical FTE per full twelve (12) month Calendar Year, which rate includes all direct and indirect costs of a Party’s FTE, including personnel and travel expenses, and (b) for all distribution, sales and marketing, and other non-scientific and nontechnical personnel, a rate or rates to be negotiated between the Parties in good faith at least one hundred eighty (180) days prior to the date on which a Party begins to incur such costs.  Starting January 1, 2019, the foregoing rate will adjust on January 1 of each Calendar Year by an amount equal to the change, if any, in the Consumer Price Index for All Urban Consumers (CPI-U) for the U.S. City Average, calculated by the Bureau of Labor Statistics during the immediately preceding Calendar Year.  Notwithstanding the foregoing, for any Calendar Year during the Term that is less than a full year, the above referenced rate will be proportionately reduced to reflect such portion of FTEs for such full Calendar Year.

1.21.	“Global Development Plan” has the meaning set forth in Section 3.1.
1.22.	“Global Branding Strategy” has the meaning set forth in Section 5.2.2.
1.23.	“Initiation” shall mean, with respect to any Phase II Clinical Trial or Phase III Clinical Trial, [***].
1.24.	“JCC” has the meaning set forth in Section 2.1.
1.25.	“JDC” has the meaning set forth in Section 2.1.
1.26.	“JSC” has the meaning set forth in Section 2.1.
1.27.	“Lead Commercialization Party” has the meaning set forth in Section 5.1.
1.28.	[“Licensed Know-How” means ______________________.
1.29.	“Licensed Patents” means ___________________.][1]

[1]	Note to draft: Definitions to be addressed later in negotiation of the Joint Development & Commercialization Agreement when commercialization strategy and license grants in Article 10 are determined.

Exhibit C-5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.30.

“Manufacturing Costs” means the costs of Manufacturing Product (including any delivery device used to deliver the Product), which (a) to the extent such Product is Manufactured by a Party or its Affiliates, will be Cost of Goods Sold for such Product with no markup and (b) to the extent such Product is Manufactured by a Third Party in an arms-length transaction, the Out-of-Pocket Costs directly associated with the Manufacture of such Product that are invoiced from such Third Party.

1.31.	“Manufacturing Working Group” has the meaning set forth in Section 6.1.
1.32.

“Medical Affairs Activities” means responding to external inquiries or complaints, the planning for and conduct of investigator sponsored Clinical Trials not included in the Global Development Plan, medical education, speaker programs, advisory boards, thought leader activities, educational grants and fellowships, local country government affairs, Phase 3b Clinical Trials, phase IV/post-Regulatory Approval Clinical Trials, generating health economics and outcomes research data from patient reported outcomes, prospective observational studies and retrospective observational studies, and economic models and reimbursement dossiers, deployment of MSLs, medical affairs clinical trial management, doctors in field (other than MSLs), scientific publications and medical communications.

1.33.	“Medical Affairs Budget” has the meaning set forth in ARTICLE 4.
1.34.

“Medical Affairs Costs” means all Expenses incurred by the Parties in connection with the conduct of Medical Affairs Activities in accordance with the Medical Affairs Plan and the Medical Affairs Budget.

1.35.	“Medical Affairs Plan” has the meaning set forth in ARTICLE 4.
1.36.	“MSL” means medical science liaisons.
1.37.

“Net Sales” means with respect to any Product, the gross amounts billed or invoiced, and if any amount is not billed or invoiced, the gross amounts received, by a Party, its Affiliates and sublicensees (for clarity, excluding any Third Party that functions as a distributor that does not receive a license or sublicense under Patents or Know-How) (each, a “Selling Party”) from Third Party customers for sales or other dispositions of such Product, less the following deductions actually incurred, allowed, paid, accrued or specifically allocated in its financial statements in accordance with the Accounting Standards applied by such Selling Party, for:

[***]. There shall be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate Net Sales.  The calculations set forth in this Section 1.37 shall be determined in accordance with applicable Accounting Standards, as consistently applied by the applicable Selling Party.  Transfers of the Product between a Party or its Affiliates and another Selling Party for the purpose of subsequent resale to Third Parties will not generate Net Sales; with respect to such transfers, only the gross amounts invoiced in connection with the subsequent resale of the Product to Third Parties will be included in the calculation of Net Sales.  [***]

Exhibit C-6

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

In the event that the Product is sold as part of a Combination Product (where “Combination Product” means any pharmaceutical product which comprises a Product and any other active compound(s), whether combined in a single formulation or package, as applicable, or formulated separately but packaged under a single label approved by a Regulatory Authority and sold together for a single price), the Net Sales of the Product, for the purposes of determining royalty payments, shall be determined by multiplying the Net Sales of the Combination Product by the fraction, [***]  In no event will a Product (as the only active component) sold with a delivery device be considered a Combination Product.

In the event that the list price of the Product can be determined but the list price of the other active compound(s) cannot be determined, Net Sales for purposes of determining royalty payments shall be calculated by multiplying the Net Sales of the Combination Product by the fraction A / C where A is the list price of the Product when sold separately in finished form and C is the list price of the Combination Product.

In the event that a Selling Party does not sell the Product included in a Combination Product as a separate product in the country where such sale of Combination Product occurs, but does separately sell all of the other active compound(s) included in the sale of such Combination Product in such country, the calculation of Net Sales resulting from such sale shall be determined by multiplying the actual Net Sales of such Combination Product by the fraction (C-D)/C, where C is the invoice price charged by the Selling Party, in the country where such sale occurs, of the entire Combination Product, and D is the aggregate of invoice price charged by such Selling Party, in such country, of such other active compound(s) included in the Combination Product if sold separately in such country by the Selling Party.

1.38.

“Out-of-Pocket Costs” means, with respect to certain activities for a Product hereunder, specifically identifiable direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically documented and incurred to conduct such activities, including payments to any Subcontractors pursuant to any Global Development Plan, Medical Affairs Plan or Commercialization Plan, as well as to Third Parties for the Manufacture of Product.

1.39.	“Opt-Out Royalties” has the meaning set forth in Section 11.3.
1.40.	“Other Out-of-Pocket Costs” means: [***]
1.41.

“Patent Costs” means all Expenses reasonably allocated to the Products for the prosecution, maintenance and enforcement of CRISPR JDCA Patents, CRISPR Program Patents, ViaCyte JDCA Patents, ViaCyte Program Patents and Joint Patents that Cover the Products.

1.42.	“Pharmacovigilance Agreement” has the meaning set forth in Section 8.1.
1.43.

“Phase III Clinical Trial” means a human clinical trial of a Product in the Field, the principal purpose of which is to gather safety and efficacy data of one or more particular doses in patients being studied that is needed to evaluate the overall benefit and risk relationship of the Product and to provide adequate basis for labeling, as more fully defined in 21 C.F.R. §312(c) or comparable regulations in any country or jurisdiction outside the U.S. (and any amended or successor regulations).

Exhibit C-7

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

1.44.	“Program Expenses” means Development Costs, Commercialization Costs, Medical Affairs Costs, Patent Costs and Other Out-of-Pocket Costs.
1.45.	“Project Leader” has the meaning set forth in Section 3.1.
1.46.	“Project Team” has the meaning set forth in Section 3.1.
1.47.

“Research Collaboration Agreement” means the Research Collaboration Agreement dated as of September 17, 2018 between the Parties, as the same may be amended, restated, modified or supplemented from time to time in accordance with its terms.

1.48.	“Reconciliation Report” has the meaning set forth in Section 7.4.
1.49.	“Subcontract” has the meaning set forth in ARTICLE 9.
1.50.	“Subcontractor” has the meaning set forth in ARTICLE 9.
1.51.	“Summary Statement” has the meaning set forth in Section 7.3.
1.52.

“Trademark” means all trademarks, service marks, trade names, brand names, sub-brand names, trade dress rights, product configuration rights, certification marks, collective marks, logos, taglines, slogans, designs or business symbols and all words, names, symbols, colors, shapes, designations or any combination thereof that function as an identifier of source or origin or quality, whether or not registered, and all statutory and common law rights therein, and all registrations and applications therefor, together with all goodwill associated with, or symbolized by, any of the foregoing.

1.53.

“ViaCyte JDCA Background Know-How” means any Know-How, other than Joint Know-How and ViaCyte Program Know-How, that (i) ViaCyte or any of its Affiliates Controls as of the Effective Date, during the term of the Research Collaboration Agreement or as of the effective date of the Joint Development & Commercialization Agreement or that comes into the Control of ViaCyte or any of its Affiliates during the term of the Joint Development & Commercialization Agreement and (ii) is reasonably necessary or useful for the Development, Manufacture, Commercialization or use of Products.

1.54.

“ViaCyte JDCA Background Patents” means any Patent, other than a Joint Patent or ViaCyte Program Patent that (i) ViaCyte or any of its Affiliates Controls as of the Effective Date, during the term of the Research Collaboration Agreement or as of the effective date of the Joint Development & Commercialization Agreement or that comes into the Control of ViaCyte or any of its Affiliates during the term of the Joint Development & Commercialization Agreement and (ii) claims or discloses any ViaCyte JDCA Background Know-How or is otherwise necessary or useful for the Development, Manufacture, Commercialization or use of Products.

1.55.	“ViaCyte JDCA Background Technology” means ViaCyte JDCA Background Know-How and ViaCyte JDCA Background Patents.
1.56.	“ViaCyte JDCA Patents” means ViaCyte JDCA Background Patents, ViaCyte Program Patents, and ViaCyte’s interest in Joint Patents.

Exhibit C-8

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

All capitalized terms used but not otherwise defined in this Exhibit C shall have the meaning set forth in the Research Collaboration Agreement.

Article 2
GOVERNANCE.

2.1.

Committees.  As soon as practicable (but not later than 10 Business Days after execution of the Joint Development & Commercialization Agreement, the Parties will establish a joint steering committee (the “JSC”) to provide high-level oversight and decision-making regarding the activities of the Parties under the Joint Development & Commercialization Agreement.  The JSC shall be comprised of three (3) representatives (or such other number of representatives as the Parties may agree) from each of ViaCyte and CRISPR.  Each Party shall provide the other with a list of its initial members of the JSC on the Effective Date.  Each Party may replace any or all of its representatives on the JSC at any time upon written notice to the other Party.  Each representative of each Party shall have appropriate expertise in the pharmaceutical business or drug discovery and development.  Any member of the JSC may designate a substitute to attend and perform the functions of that member at any meeting of the JSC.  Each Party may, in its reasonable discretion, invite non-member representatives of such Party to attend meetings of the JSC as a non-voting participant, subject to the confidentiality obligations described in Article 12 below.  The Parties shall designate a chairperson (each, a “Chairperson”) to oversee the operation of the JSC, each such Chairperson to serve a [***].  The right to name the Chairperson shall alternate between the Parties, with CRISPR designating the first such Chairperson.  The JSC’s responsibilities will include (a) reviewing and overseeing the overall global Development, Manufacture and Commercialization of the Products in the Field, (b) overseeing the joint development committee (the “JDC”) and a joint commercialization committee (the “JCC”) and any other committees and working groups established with respect to the Product and resolving matters on which the JDC, JCC or such committees and working groups are unable to reach consensus and (c) performing such other functions as may be established in the Joint Development & Commercialization Agreement.

2.2.

Decision-Making.  The JSC, JDC, JCC and all other committees and working groups will use reasonable efforts to reach agreement on any and all matters that such committee has the authority to decide and endeavor to reach consensus on all such matters, taking into consideration the views of each Party.  JDCA Disputes arising out of the JDC, JCC or any other committee or working group will be escalated to the JSC for resolution.  If the JSC is unable to reach consensus (with the CRISPR JSC members collectively having one vote and the ViaCyte JSC members collectively having one vote) with respect to any such matter within ten (10) Business Days, the matter will be referred to the dispute resolution procedures set forth in Schedule 2.2. In resolving any matter that the JSC has authority to decide, the JSC will not (and the Expert resolving any dispute regarding a JSC decision will not) have the right to:  (a) amend, modify or waive compliance with any term or condition of this Agreement; (b) make any decision that is expressly stated to require the mutual agreement of the Parties; (c) resolve any claim or dispute regarding whether or in what amount a payment is owed under this Agreement; (d) exercise its final decision-making authority in a manner that would (i) require the other Party to perform any act that such other Party reasonably believes would constitute a violation of an Applicable Law or (ii) require such other Party to expend funding on activities in excess of its budget if such other Party does not have reasonable access to alternative funding for such activities; or (e) make a determination that a Party is in material breach of any obligation under this Agreement.

Exhibit C-9

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.3.

Meetings.  During the term of performance of the Global Development Plan, the JSC shall meet in person or otherwise at least once each Calendar Quarter, and more frequently as the Parties deem appropriate, on such dates, and at such places and times, as provided herein or as the Parties shall agree.  Upon the conclusion of the performance of the Global Development Plan, the JSC shall meet, in person or otherwise, at least once every two Calendar Quarters.  Meetings of the JSC that are held in person shall alternate between the offices of the Parties, or such other place as the Parties may agree.  The members of the JSC also may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate.  Each Party will be responsible for all of its own expenses of participating in the meetings.  Meetings of the JSC will be effective only if at least one representative of each Party is present or participating.

2.4.

Minutes.  The Parties will alternate in preparing written minutes of such meeting, and the preparing Party will circulate such minutes no later than 15 days after such meeting setting forth a description, in reasonable detail, of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JSC and a list of any issues to be resolved pursuant to Section 2.2.  Such minutes shall be effective only after approved by both Parties.  The Parties will agree on the minutes of each meeting promptly, but in no event later than the next meeting of the JSC.  If at any time during the preparation and finalization of the JSC minutes, the Parties do not agree on any issue with respect to the minutes, such issue shall be resolved by the process provided in Section 2.2.  The decision resulting from the process shall be recorded in amended finalized minutes for said meeting.

2.5.

Limits on JSC Authority.  Each Party will retain the rights, powers and discretion granted to it under this Agreement and no such rights, powers, or discretion will be delegated to or vested in the JSC unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing.

2.6.

Withdrawal.  A Party’s representation on the JSC, JDC, JCC and all other committees and working groups shall be at its sole discretion, as a matter of right and not obligation, for the sole purpose of participation in governance, decision-making, and information exchange with respect to activities within the authority of any such committee.  A Party shall have the right to withdraw, at any time, from participation on any or all of such committees upon 30 days’ prior written notice to the other Party, which notice shall be effective upon the expiration of such 30-day period.  Following the issuance of such notice:  (a) the withdrawing Party’s participation on the applicable committees shall be suspended and (b) each Party shall have the obligation to provide and the right to continue to receive the information it would otherwise be required to provide and entitled to receive under the Agreement and to participate directly with the other Party in discussions, reviews and approvals currently allocated to the relevant committees pursuant to the Joint Development & Commercialization Agreement.  If, at any time, following issuance of such a notice, the withdrawing Party wishes to resume participation in the relevant committee, the withdrawing Party shall notify the other Party in writing and, thereafter, the withdrawing Party’s representatives to the relevant committee shall be entitled to attend any subsequent meeting of such committee and to participate in the activities of, and decision-making by, such committee as provided in this Agreement as if such notice had not been issued by the withdrawing Party.  If a committee is disbanded, then any data and information of the nature intended to be shared within such committee shall be provided by each Party directly to the other Party.

Exhibit C-10

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Article 3
DEVELOPMENT.

3.1.

Global Development Plan.  The JDC will establish the required form and contents of the global development plan (as may be amended, the “Global Development Plan”) and will oversee the Development of Products by the Parties in the Field in the Territory.  Each Product will be Developed in accordance with the Global Development Plan.  The Global Development Plan will include a plan for the Development of a Product in the Field in the Territory through Regulatory Approval, including a regulatory strategy, high-level study design criteria, an allocation of responsibilities between the Parties, timelines and a budget for activities conducted under the Global Development Plan (the “Development Budget”).  The Parties shall cooperate to prepare the initial Development Budget, which shall be reviewed and approved by the JDC as part of the Global Development Plan.  The JDC will update the Global Development Plan on an annual basis (or more frequently as needed) and submit it to the JSC for approval.  The Parties will establish a project team (the “Project Team”) to oversee and coordinate activities under the Global Development Plan.  The Project Team will be formed with an experienced team leader selected by mutual agreement of the Parties (“Project Leader”), and the composition of the Project Team will be determined by the Project Leader based on available personnel from each Party across functions.  The Project Team will conduct its responsibilities under the Global Development Plan in good faith and with reasonable care and diligence.  The Project Team will provide the JDC with periodic updates regarding the progress of activities pursuant to the Global Development Plan.

3.2.	Development Activities.
3.2.1.

Regulatory Matters.  Regulatory activities with respect to Products in the Field in the Territory will be jointly carried out by the Project Team under the guidance of the JDC.  All regulatory submissions and Regulatory Approvals that relate to Products shall be filed by and held in the name of a designated Party or its relevant Affiliate (“Regulatory Lead”).  The Regulatory Lead shall be CRISPR or its relevant Affiliate unless otherwise agreed to by the Parties after holding good faith discussions regarding which Party is best positioned to serve in the function during the negotiation of the Joint Development & Commercialization Agreement as set forth in Section 4.1.1 of the Research Collaboration Agreement.  The Regulatory Lead shall use Commercially Reasonable Efforts, in consultation with the other Party to seek to obtain and maintain Regulatory Approval for the Product in the Field.  Regulatory Lead will oversee, monitor and manage all regulatory interactions, communications and filings with, and submissions to, Regulatory Authorities with respect to the Products in the Field.  Regulatory Lead will control all regulatory activities with respect to the Products, including determining the labeling strategy and the content of submissions.  Regulatory Lead will prepare all regulatory submissions and provide the other Party with advance drafts of any material documents or other material correspondence pertaining to the Products, including any proposed labeling, that Regulatory Lead plans to submit to any Regulatory Authority.  The other Party may provide comments regarding such documents and other correspondence prior to their submission, which comments Regulatory Lead will consider in good faith.  Regulatory Lead will provide the other Party with copies of all material submissions it makes to, and all material correspondence it receives from, a Regulatory Authority pertaining to a Regulatory Approval of a Product in the Field.  Regulatory Lead will provide the other Party with reasonable advance notice of any meeting or teleconference with any Regulatory Authority with respect to the Products in the Field.  Subject to Applicable Law, the other Party will have the right to participate as an observer in all material meetings, conferences and discussions by Regulatory Lead

Exhibit C-11

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

with Regulatory Authorities pertaining to Development of the Products in the Field or Regulatory Approval of the Products in the Field.
3.2.2.

Clinical Trials.  The JDC will allocate responsibility between the Parties for the conduct of Clinical Trials and the various other Development activities addressed in the Global Development Plan.  The JDC will have final decision-making authority with respect to the protocol for any Clinical Trial conducted under the Global Development Plan and the statistical analysis plan for any such Clinical Trial.  The Party that has responsibility for conducting the Clinical Trial will have the responsibility for the packaging and labeling of clinical drug supplies, unless otherwise agreed by the Parties.

3.2.3.

Independent Activities.  The Joint Development & Commercialization Agreement will include a mechanism for each Party to propose additional Clinical Trials for inclusion in the Global Development Plan.  If the other Party does not agree to include such additional Clinical Trial in the Global Development Plan, the requesting Party may conduct such Clinical Trial at its sole expense (i.e. such expenses will not be included as Development Costs); provided that neither Party may conduct any Clinical Trial that the other Party in good faith reasonably believes will have a material adverse effect on the Development and Commercialization of the Product in the Field in the Territory.  The non-requesting Party will have the right to elect by written notice to use the Clinical Trial data, provided the non-requesting Party will not have the right to use the data resulting from such Clinical Trial in a substantive manner as the basis for obtaining new or expanded Regulatory Approval for a Product in the Field or for commercial purposes for a Product in the Field unless and until such Party reimburses the requesting Party for 75% of the Development Costs.

3.3.

Diligence.  Each Party will use Commercially Reasonable Efforts to execute and to perform, or cause to be performed, the activities assigned to it in the Global Development Plan, and to cooperate with the other Party in carrying out the Global Development Plan in accordance with the timelines therein.  Each Party and its Affiliates will conduct its Development activities in good scientific manner and in compliance with Applicable Law.  Notwithstanding anything to the contrary contained herein, a Party or its Affiliates will not be obligated to undertake or continue any Development activities with respect to the Products if such Party (or any of its Affiliates) reasonably determines that performance of such Development activity would violate Applicable Law or infringe or misappropriate a Third Party’s intellectual property.

Article 4
MEDICAL AFFAIRS ACTIVITIES.

The Parties, acting through the JSC, will develop and agree upon a global medical affairs plan for the Product in the Field that describes the Medical Affairs Activities to be conducted in the Territory, key tactics and strategies for implementing those activities, the relative responsibilities of the Parties and the associated budget for such activities (such plan, the “Medical Affairs Plan” and such budget, the “Medical Affairs Budget”).  The Regulatory Lead will lead and manage Medical Affairs Activities in accordance with the Medical Affairs Plan.  The number of MSLs to be deployed in each jurisdiction will be determined by the JSC at least 18 months prior to potential launch.

Exhibit C-12

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Article 5
COMMERCIALIZATION.

5.1.

Commercialization Plan.  The JCC will oversee the Commercialization of Products in the Field in the Territory.  A designated Party or its relevant Affiliate shall be the lead Commercializing Party for Products in the Field in the Territory (the “Lead Commercialization Party”)[2].  The Lead Commercialization Party shall be agreed to by the Parties after holding good faith discussions regarding which Party is best positioned to serve in the function during the negotiation of the Joint Development & Commercialization Agreement as set forth in Section 4.1.1 of the Research Collaboration Agreement.  No later than twelve months prior to the anticipated first commercial launch of a Product in the first country in the Territory, the JCC, will develop and submit to the JSC for approval, a Commercialization plan (as may be amended, the “Commercialization Plan”) that sets forth the Commercialization activities to be undertaken by the Parties with respect to the Commercialization of such Product in the Field in the Territory.  In allocating responsibilities between the Parties, the JCC will take into consideration each Party’s expertise, capabilities, staffing and available resources to take on such activities.  The Commercialization Plan may include activities on a region-by-region or country-by-country basis, as determined by the JCC.  The JCC will update the Commercialization Plan on an annual basis (or more frequently as needed) and submit it to the JSC for approval.  The Commercialization Plan will include (a) the Global Branding Strategy, (b) a marketing strategy, (c) a communications strategy that includes plans for public relations, conferences and exhibitions and other external meetings, internal meetings and communications, publications and symposia, internet activities and core brand package, (d) a high level operating plan for the implementation of such strategies on an annual basis, including information related to Product positioning, core messages to be communicated and pricing strategies, (e) a detailing strategy, (f) a pricing strategy, (g) all other material activities to be conducted in connection with the Commercialization of the Product in the Field in the Territory and (h) a budget for activities conducted under the Commercialization Plan (the “Commercialization Budget”).

5.2.Commercialization Activities.

5.1.1.

Training.  The Lead Commercialization Party will prepare training programs and materials for employees and sales representatives with respect to the Product in the Field, with the goal of ensuring compliance with all Applicable Laws and such Party’s compliance policies.

5.1.2.

Global Branding Strategy.  The JCC will develop a global branding strategy for the Products in the Field in the Territory, including, with respect to each Product, a life cycle plan, brand vision, positioning, key messaging, concept and imagery, Trademarks (including name and logos), brand public relations and supporting market research (the “Global Branding Strategy”) and submit such strategy to the JSC for approval.

[2]

Note to draft:  The commercialization strategy in various countries in the Territory (including whether one Party or both Parties would commercialize in given countries or commercialization would occur through out-license or distributorship model in given countries) to be addressed later in connection with negotiation and execution of the Joint Development & Commercialization Agreement.

Exhibit C-13

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

5.1.3.

Trademarks.  The JCC will select a product Trademark for each Product throughout the world consistent with the Global Branding Strategy.  Each Product will be promoted and sold in the Territory under the applicable Trademarks.

5.1.4.

Marketing.  The JCC will agree upon a marketing strategy for the Product, including Product positioning, messaging, appearance and launch sequencing, consistent with the Global Branding Strategy.  Marketing activities and responsibilities will be determined for each Party by the Lead Commercialization Party.

5.1.5.

Managed Markets and Market Access.  The JCC will agree upon a strategy for the managed markets and market access for the Product, including payer strategy and account management.  Such activities and responsibilities will be determined by the Lead Commercialization Party.

5.1.6.

Pricing.  The JCC will establish a global pricing strategy for each Product (including list price, targeted net pricing, sales-weighted average discounts and rebates, the approach to pricing with different types of accounts and plans, types of discounts and rebates) in the Territory.  The responsibility for implementation of such global pricing strategy, including negotiating pricing and reimbursement with governments and private payers will be determined by the Lead Commercialization Party.

5.1.7.

Field Sales.  The promotion each Product in the Field (including performing sales calls) in the Territory will be determined by the Lead Commercialization Party in accordance with the Commercialization Plan.

5.1.8.

Distribution and Patient Services.  The Lead Commercialization Party will be responsible for distribution and patient services for the Product in the Field in the Territory, including contracting with applicable service providers, such activities to be determined by the JCC one (1) year prior to launch of such Product.

5.1.9.

Booking Sales; Distribution.  The Lead Commercialization Party will invoice, sell and book all sales of Products in the Territory, and the Lead Commercialization Party will be responsible for warehousing and distributing such Products in the Territory.

5.2.

Diligence.  Each Party will use Commercially Reasonable Efforts to execute and to perform, or cause to be performed, the activities assigned to it under the Commercialization Plan, including reasonable adherence to any budget(s) and timeframe(s) set for them therein.  Each Party and its Affiliates will conduct its Commercialization activities in compliance with Applicable Law.  Notwithstanding anything to the contrary contained herein, a Party or its Affiliates will not be obligated to undertake or continue any Commercialization activities with respect to the Products under the Commercialization Plan if such Party (or any of its Affiliates) reasonably determines that performance of such Commercialization activity would violate Applicable Law or infringe or misappropriate a Third Party’s intellectual property.  Each Party shall be responsible for day-to-day implementation of the Development, Manufacturing and Commercialization activities for which it (or its Affiliate) has or otherwise is assigned responsibility under this Agreement or the applicable Development Plan or Commercialization Plan and shall keep the other Party reasonably informed as to the progress of such activities, as determined by the JDC and JCC.

Exhibit C-14

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Article 6
MANUFACTURING.

6.1.

Quality Agreement.  The Parties will negotiate in good faith and agree on quality analysis and control criteria for the Manufacture of a Product no later than 90 days after the effective date of the Joint Development & Commercialization Agreement.  The agreed upon criteria will be set forth in a quality agreement containing mutually agreed terms and conditions that are customary for agreements of this type.

6.2.

Working Group.  The Parties will establish a manufacturing working group (the “Manufacturing Working Group”) to oversee matters relating to the Manufacture of the Product.  The Manufacturing Working Group will report to the JDC for Development-related Manufacturing matters and will report to the JCC for Commercialization-related Manufacturing matters.  The Manufacturing Working Group’s responsibilities will include:  (a) developing plans to transfer Manufacturing-related Know-How between the Parties as needed to facilitate the Manufacture of the Product; (b) establishing standards applicable to each Party’s Manufacturing activities and reviewing each Party’s performance against such standards; conducting technical reviews, and (c) sharing planning and budgeting information with the JDC and JCC.

6.3.

Responsibility.  A designated Party or its relevant Affiliate will be responsible for (a) Manufacturing clinical supplies of a Product as determined by the Manufacturing Working Group and (b) Manufacturing commercial supplies of a Product.  The designated Party shall be ViaCyte or its relevant Affiliate unless otherwise agreed to by the Parties after holding good faith discussions regarding which Party is best positioned to serve in the function during the negotiation of the Joint Development & Commercialization Agreement as set forth in Section 4.1.1 of the Research Collaboration Agreement.

Article 7
ALLOCATION OF NET SALES AND PROGRAM EXPENSES.

7.1.

Allocation.[3]  Each Party will be entitled to 50% of the Net Sales during the term of the Joint Development & Commercialization Agreement.  If either Party elects to Opt-Out (as defined below), the other Party shall pay royalties in accordance with Section 11.3. Subject to either Party’s election to Opt-Out, Program Expenses with respect to each Product shall be allocated as follows:  (i) from the effective date of the Joint Development & Commercialization Agreement through the date of the first commercial sale of such Product, CRISPR shall be allocated 60% of such Program Expenses and ViaCyte will be allocated 40% of such Program Expenses; and (ii) after the date of the first commercial sale of such Product, each Party will be allocated 50% of such Program Expenses.

7.2.	Calculation. Net Sales and Program Expenses will be calculated for each Calendar Quarter.

[3]

Note to draft:  Other possible scenarios, including sharing of proceeds from out-licensing or distribution arrangements in various countries, to be addressed later in connection with negotiation and execution of the Joint Development & Commercialization Agreement.

Exhibit C-15

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.3.

Payment of Expenses; Summary Statements.  Subject to reconciliation as provided in Section 7.4, the Party initially incurring Program Expenses will be responsible for and pay for all such Program Expenses so incurred.  Each Party will maintain the books and records referred to in Section 7.6 and will accrue all Program Expenses and Net Sales) in accordance with the terms and conditions hereof and in accordance with GAAP.  No later than five Business Days after the end of each calendar month, each Party will submit to the other a non-binding, good faith estimate of the Program Expenses accrued and Net Sales during the just-ended calendar month.  No later than 30 days after the end of each Calendar Quarter, each Party will submit to the other a written report reflecting the accrual of Program Expenses and Net Sales during the just-ended Calendar Quarter, except that each Party’s submission for the last month of such Calendar Quarter will be a good faith estimate and not actual amounts (each, a “Summary Statement”).  Each Summary Statement (after the initial Summary Statement) will reflect an adjustment for the actual amount of the previous Calendar Quarter as needed.  Any reporting and reconciliation of variances between estimated and actual costs and expenses may be delayed by a Calendar Quarter as reasonably necessary in light of a Party’s internal reporting procedures.  The Parties’ respective Summary Statements will serve as the basis of the Reconciliation Reports prepared by the Parties pursuant to Section 7.4. Upon the request of either Party from time to time, the Parties’ respective finance departments, coordinated by the JDC, or JCC, as appropriate, will discuss any questions or issues arising from the Summary Statements, including the basis for the accrual of specific Program Expenses.

7.4.

Reconciliation.  The Lead Commercialization Party will prepare a reconciliation report, as soon as practicable after the receipt of the other Party’s Summary Statement, but in any event no later than 60 days after the end of each Calendar Quarter, accompanied by reasonable supporting documents and calculations sufficient to support each Party’s financial reporting obligations, independent auditor requirements and obligations under the Sarbanes-Oxley Act, which reconciles the amounts accrued and reported in each Party’s Summary Statement during such Calendar Quarter and the share of the Net Sales and Program Expenses to be allocated to each of the Parties for such Calendar Quarter in accordance with Section 7.1 (such report, the “Reconciliation Report”).  Payment to reconcile Net Sales and Program Expenses shall be made by the owing Party to the other Party no later than 30 days after such Reconciliation Report is complete.

7.5.

Cost Overruns.  If a Party’s aggregate Development Costs, Medical Affairs Costs or Commercialization Costs in any Calendar Year are likely to exceed or exceed those set forth in the Development Budget, Medical Affairs Budget or Commercialization Budget, as applicable, for all of its activities under the Development Plan, Medical Affairs Plan or Commercialization Plan, as applicable, in such Calendar Year by up to 10% of the aggregate amount set forth in the Development Budget, Medical Affairs Budget or Commercialization Budget, as applicable, such Party will provide the other Party with a detailed, itemized explanation for such excess costs and expenses, and such excess costs and expenses will be included in the Development Costs, Medical Affairs Cost or Commercialization Costs, as applicable, and shared by the Parties as provided herein.  To the extent a Party’s aggregate Development Costs, Medical Affairs Costs or Commercialization Costs, as applicable, exceed those set forth in the Development Budget, Medical Affairs Budget or Commercialization Budget, as applicable, by more than 10%, unless otherwise agreed by the Parties, such Expenses will not be shared by the Parties and the Party incurring such Expenses will be solely responsible for such Expenses.

Exhibit C-16

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

7.6.

Books and Records.  Each Party will keep and maintain accurate and complete records regarding Program Expenses and Net Sales, during the three preceding Calendar Years.  Upon 15 days prior written notice from the other Party (the “Auditing Party”), the Party required to maintain such records (as applicable, the “Audited Party”) will permit an independent certified public accounting firm of internationally recognized standing, selected by the Auditing Party and reasonably acceptable to the Audited Party, to examine the relevant books and records of the Audited Party and its Affiliates, as may be reasonably necessary to verify the Summary Statements and Reconciliation Reports.  An examination by the Auditing Party under this Section 7.6 will occur not more than once in any Calendar Year and will be limited to the pertinent books and records for any Calendar Year ending not more than 36 months before the date of the request.  The accounting firm will be provided access to such books and records at the Audited Party’s facility or facilities where such books and records are normally kept and such examination will be conducted during the Audited Party’s normal business hours.  The Audited Party may require the accounting firm to sign a customary non-disclosure agreement before providing the accounting firm access to its facilities or records.  Upon completion of the audit, the accounting firm will provide both the Auditing Party and the Audited Party a written report disclosing whether the applicable Summary Statements and Reconciliation Reports are correct or incorrect and the specific details concerning any discrepancies.  No other information will be provided to the Auditing Party.  If the report or information submitted by the Audited Party results in an underpayment or overpayment, the Party owing underpaid or overpaid amount will promptly pay such amount to the other Party, and, if, as a result of such inaccurate report or information, such amount is more than five percent of the amount that was owed the Audited Party will reimburse the Auditing Party for the reasonable expense incurred by the Auditing Party in connection with the audit.

Article 8
ADVERSE EVENTS.

8.1.

Pharmacovigilance Agreement.  The Parties will negotiate in good faith and agree on processes and procedures for sharing safety information no later than 90 days after the effective date of the Joint Development & Commercialization Agreement.  The agreed upon processes and procedures will be set forth in a pharmacovigilance agreement (the “Pharmacovigilance Agreement”) containing mutually agreed terms and conditions that are customary for agreements of this type.  The Pharmacovigilance Agreement will include provisions establishing a joint safety oversight working group to oversee the conduct of the Parties’ activities under the Pharmacovigilance Agreement and to coordinate the Parties’ interactions with respect to pharmacovigilance activities.

8.2.

Global Safety Database.  The JCC will establish pharmacovigilance and safety strategy for a Product.  Pursuant to such strategy, the Lead Commercialization Party will establish the global safety database for such Product.  The Lead Commercialization Party will maintain a global database of safety information including, but not limited to, adverse events and pregnancy reports for such Product, which will be used for regulatory reporting and responses to safety queries from Regulatory Authorities by both Parties.  The other Party will, and will cause its Affiliates to, transfer all adverse events information in its or their possession or control to the global safety database within a mutually agreed period of time that provides the Lead Commercialization Party with sufficient time to enter all of the data and to obtain validation of the database.

8.3.

Risk Management and Signal Detection Activities.  The Lead Commercialization Party shall be primarily responsible for all signal detection and risk management activities for Products.  These signal detection activities shall include, but are not limited to, proactive review and evaluation of all safety information from the Global Safety Database (including by way of example, Individual Case Safety Reports, aggregate safety information, literature reports, and non-clinical data).

Exhibit C-17

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Article 9
SUBCONTRACTING

Each Party may subcontract the performance of any activities undertaken by such Party in accordance with the Global Development Plan, Medical Affairs Plan or Commercialization Plan to one or more Third Parties (each such Third Party, a “Subcontractor”) pursuant to a written agreement (a “Subcontract”).  Notwithstanding the foregoing, if either Party desires to subcontract any such activities, it will first discuss the matter with the other Party and reasonably consider using the other Party for such subcontracted activities, taking into account the capabilities of the other Party and potential impact on costs, as a potential alternative to subcontracting such activities to a Third Party.  If, following such discussion a Party still desires to subcontract the performance of any such activity to one or more Third Parties, it may proceed to do so; provided, that prior to entering into any Subcontract which the subcontracting Party reasonably anticipates will entail payments to the Subcontractor in excess of $250,000 with respect to subcontracted activities under the Joint Development & Commercialization Agreement, the subcontracting Party will obtain the JSC’s approval, not to be unreasonably withheld, of use of the proposed Subcontractor to conduct the activities proposed to be subcontracted prior to execution of the applicable Subcontract.

Article 10
LICENSES; IP; EXCLUSIVITY4

10.1.	[License Grants.][5]
10.2.	[Sublicensing.]
10.3.	New In-Licenses.
10.3.1.

The Parties shall be free to in-license or otherwise acquire rights to intellectual property that, if so acquired by CRISPR would constitute part of the CRISPR JDCA Background Technology, or that, if so acquired by ViaCyte, would constitute part of the ViaCyte JDCA Background Technology, and that may, in either case, become subject to the licenses granted under the Joint Development & Commercialization Agreement (each such agreement as is entered into by CRISPR is a “New CRISPR In-License” and each such agreement as is entered into by ViaCyte is a “New ViaCyte In-License”).

[4]

Note to draft:  The Joint Development & Commercialization Agreement shall include the following:  (i) with respect to ownership of intellectual property, the terms described relating thereto in the Research Collaboration Agreement shall govern the Joint Development and Collaboration Agreement; and (ii) with respect to exclusivity obligations, the matters described in Section 2.10 of the Research Collaboration Agreement shall apply with proper adjustment to reflect the transactions contemplated by the Joint Development & Commercialization Agreement.

[5]

Note to draft:  License and sublicense provisions to be addressed later in negotiation of the Joint Development & Commercialization Agreement when commercialization strategy in various countries of the Territory is determined. It is expected that such licensing provisions shall be primarily on an exclusive basis but may be non-exclusive in certain circumstances where appropriate.

Exhibit C-18

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

10.3.2.

ViaCyte will provide notice to CRISPR of any intellectual property rights that are available for acquisition or in-license that relate primarily to Gene-Editing Systems (but, for avoidance of doubt, excluding intellectual property rights that pertain to Stem Cell Technology).  ViaCyte will provide CRISPR with such available information as ViaCyte possesses regarding such intellectual property rights.  If CRISPR notifies ViaCyte that CRISPR will pursue an acquisition or in-license of such intellectual property rights then:  (i) CRISPR will negotiate in good faith towards such an acquisition or in-license on terms that result in CRISPR Controlling such intellectual property rights for purposes of the licenses granted by CRISPR hereunder; and (ii) during such negotiation or the term of any such acquisition or in-license agreement, ViaCyte will not pursue, directly or indirectly, an acquisition or in-license of such intellectual property rights without CRISPR’s prior written consent, not to be unreasonably withheld, delayed or conditioned.  Nothing will prevent ViaCyte from acquiring or in-licensing such intellectual property rights, at its sole discretion, for any use other than the Development and Commercialization of Products in the Field.

10.3.3.

CRISPR will provide notice to ViaCyte of any intellectual property rights that are available for acquisition or in-license and that relate primarily to Stem Cell Technology (but, for avoidance of doubt, excluding intellectual property rights that pertain to Gene Editing Systems).  CRISPR will provide ViaCyte with such available information as CRISPR possesses regarding such intellectual property rights.  If ViaCyte notifies CRISPR that ViaCyte will pursue an acquisition or in-license of such intellectual property rights then:  (i) ViaCyte will negotiate in good faith towards such an acquisition or in-license on terms that result in ViaCyte Controlling such intellectual property rights for purposes of the licenses granted by ViaCyte hereunder and (ii) during such negotiation or the term of any such acquisition or in-license agreement, CRISPR will not pursue, directly or indirectly, an acquisition or in-license of such intellectual property rights without ViaCyte’s prior written consent, not to be unreasonably withheld, delayed or conditioned.  Nothing will prevent CRISPR from acquiring or in-licensing such intellectual property rights, at its sole discretion, for any use other than the Development and Commercialization of Products in the Field.

10.4.

No Implied Licenses.  All rights in and to CRISPR JDCA Background Technology, CRISPR Program Technology and CRISPR’s interest in any Joint Technology not expressly licensed or assigned to ViaCyte under this Agreement are hereby retained by CRISPR or its Affiliates, and ViaCyte agrees not to practice or use such technology except as expressly permitted by this Agreement or any other written agreement between the Parties.  All rights in and to any ViaCyte JDCA Background Technology, ViaCyte Program Technology and ViaCyte’s interest in any Joint Technology not expressly licensed to CRISPR under this Agreement, are hereby retained by ViaCyte or its Affiliates, and CRISPR agrees not to practice or use such technology except as expressly permitted by this Agreement or any other written agreement between the Parties.  Except as expressly provided in this Agreement, no Party will be deemed by estoppel or implication to have granted the other Party any licenses or other right with respect to any intellectual property.

10.5.	Prosecution and Maintenance of Patents.
10.5.1.	CRISPR JDCA Patents. As between the Parties, CRISPR will control and be responsible for all aspects of the Prosecution and Maintenance of CRISPR JDCA Patents (excluding Joint Patents).

Exhibit C-19

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

10.5.2.	ViaCyte JDCA Patents. As between the Parties, ViaCyte will control and be responsible for all aspects of the Prosecution and Maintenance of all ViaCyte JDCA Patents (excluding Joint Patents).
10.5.3.	[Joint Patents.[6]
(a)

CRISPR will have the first right, but not the obligation, to control and be responsible for all aspects of the Prosecution and Maintenance of all Joint Patents, at its own expense and using a patent counsel selected by CRISPR and reasonably acceptable to ViaCyte.  CRISPR will keep ViaCyte informed and consult with ViaCyte through their respective Patent Coordinators (as defined below) as to material developments with respect to the Prosecution and Maintenance of the Joint Patents, including by providing copies of any office actions or office action responses or other correspondence that CRISPR provides to or receives from any patent office, including notice of all interferences, reissues, re-examinations, or oppositions, and all patent-related filings, and by providing ViaCyte the timely opportunity to have reasonable input into the strategic aspects of such Prosecution and Maintenance.

(b)

If, during the term of the Joint Development and Commercialization Agreement, CRISPR intends to abandon any Joint Patent, CRISPR will notify ViaCyte of such intention at least 60 days before such Joint Patent will become abandoned, and ViaCyte will have the right, but not the obligation, to assume responsibility for the Prosecution and Maintenance thereof at its own expense with counsel of its own choice.

(c)

Neither Party will make any Patent submission (including the filing of patent applications) with respect to any Joint Patent, to the extent that it could reasonably be expected to prejudice or adversely affect the potential patentability of any claimed subject matter of a CRISPR JDCA Background Patent (in the case of ViaCyte) or ViaCyte JDCA Background Patent (in the case of CRISPR), except with the other Party’s prior written consent (such consent not to be unreasonably withheld and such consent to be negotiated in good faith with all due consideration to any deadlines).]

10.5.4.

Patent Coordinators.  Each Party will appoint a patent coordinator reasonably acceptable to the other Party (each, a “Patent Coordinator”) to serve as such Party’s primary liaison with the other Party on matters relating to the Prosecution and Maintenance and enforcement of Licensed Patents and Joint Patents.  The Patent Coordinators will meet in person or by means of telephone or video conference at least once each Calendar Quarter during the term of the Joint Development and Commercialization Agreement.  Each Party may replace its Patent Coordinator at any time by providing notice in writing to the other Party.  The initial Patent Coordinators will be:

[6]	Note to draft: May be revised later in negotiation of the Joint Development & Commercialization Agreement depending on the development and commercialization strategy agreed upon by the Parties.

Exhibit C-20

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

For ViaCyte:  Liz Bui, Ph.D.

For CRISPR:  Shelby Walker

10.5.5.

Defense of Claims Brought by Third Parties.  If a Third Party initiates a Proceeding against either Party claiming a Patent owned by or licensed to such Third Party is infringed by the Development, Manufacture or Commercialization of a Product in the Field, each Party that is named as a defendant in such Proceeding will have the right to defend itself in such Proceeding.  The other Party will reasonably assist the defending Party in defending such Proceeding and cooperate in any such litigation at the request and expense of the defending Party.  The defending Party will provide the other Party with prompt written notice of the commencement of any such Proceeding and will keep the other Party apprised of the progress of such Proceeding and will promptly furnish the other Party with a copy of each communication relating to the alleged infringement that is received by such Party.  If both Parties are named as defendants in any Proceeding, both Parties may defend such Proceeding and the Parties will reasonably cooperate with respect to such defense.

10.5.6.	[Enforcement of Joint Patents.[7]
(a)

Duty to Notify.  If either Party learns of an infringement, unauthorized use, misappropriation or threatened infringement by a Third Party with respect to any Joint Patents, such Party will promptly notify the other Party in writing and will provide such other Party with available information regarding such infringement.

(b)	Enforcement.
(i)

CRISPR will have the first right, but not the obligation, to institute, prosecute, and control a Proceeding with respect to enforcement of the Joint Patents in the Field.  ViaCyte will have the right to engage counsel of its own choice in connection with such Proceeding at its own expense.  CRISPR will provide ViaCyte with prompt written notice of the commencement of any such Proceeding, and CRISPR will keep ViaCyte apprised of the progress of such Proceeding.

(ii)

If CRISPR fails to cause the termination of an infringement of the Joint Patents in the Field and fails to initiate a Proceeding with respect thereto no later than 90 days after receipt of notice thereof, ViaCyte will have the right, but not the obligation, to institute, prosecute, and control a Proceeding with respect to enforcement of the relevant Joint Patents in the Field.  CRISPR will have the right to engage counsel of its own choice in connection with such Proceeding at its own expense.  ViaCyte will provide CRISPR with prompt written notice of the commencement of any such Proceeding, and ViaCyte will keep CRISPR apprised of the progress of such Proceeding.]

[7]	Note to draft: May be revised later in negotiation of the Joint Development & Commercialization Agreement depending on the development and commercialization strategy agreed upon by the Parties.

Exhibit C-21

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

10.5.7.

Share of Recoveries.  Any damages or other monetary awards recovered with respect to a Proceeding brought pursuant to this Section 10.5.7 will be shared as follows:  (a) the amount of such recovery will first be applied to the Parties’ reasonable Out-of-Pocket Costs incurred in connection with such Proceeding, including, as applicable, Patent Costs shared by the Parties as Program Expenses (which amounts will be allocated pro rata to each Party in accordance with Section 7.1, if insufficient to cover the totality of such expenses); then (b) any remaining proceeds will be treated as Net Sales and shared in accordance with Article 7.

10.5.8.

Patents Solely Owned by CRISPR.  CRISPR will retain all rights to pursue an infringement of any Patent solely owned by CRISPR and CRISPR will retain all recoveries with respect thereto, except that in any Proceedings regarding enforcement of any such Patent solely owned by CRISPR in which Patent Costs are shared by the Parties as Program Expenses, any recoveries from such Proceedings, after such recoveries are first applied to the Parties’ reasonable Out-of-Pocket Costs incurred in connection with such proceeding, will be treated as Net Sales and shared in accordance with Article 7.

10.5.9.

Patents Solely Owned by ViaCyte.  ViaCyte will retain all rights to pursue an infringement of any Patent solely owned by ViaCyte and ViaCyte will retain all recoveries with respect thereto, except that in any Proceedings regarding enforcement of any such Patent solely owned by ViaCyte in which Patent Costs are shared by the Parties as Program Expenses, any recoveries from such Proceedings, after such recoveries are first applied to the Parties’ reasonable Out-of-Pocket Costs incurred in connection with such proceeding, will be treated as Net Sales and shared in accordance with Article 7.

10.5.10.

CREATE Act.  Notwithstanding anything to the contrary in this Section 10.5.3, neither Party will have the right to make an election under the CREATE Act when exercising its rights under this Section 10.5.3 without the prior written consent of the other Party, which will not be unreasonably withheld, conditioned or delayed.  With respect to any such permitted election, the Parties will use reasonable efforts to cooperate and coordinate their activities with respect to any submissions, filings or other activities in support thereof.  The Parties acknowledge and agree that the Joint Development & Commercialization Agreement is a “joint research agreement” as defined in the CREATE Act.

10.6.

Trademarks.  The Lead Commercialization Party will own and retain all rights to Trademarks for Products in their respective jurisdiction, and all goodwill associated with or attached thereto arising out of the use thereof by the Parties, their Affiliates and sublicensees will inure to the benefit of such Lead Commercialization Party.  The non-Lead Commercialization Party, on behalf of itself and its Affiliates, will assign to the Lead Commercialization Party or its relevant Affiliate all right, title and interest in and to such Product Trademarks and goodwill in the relevant jurisdiction.  The non-Lead Commercialization Party will not contest, oppose or challenge the Lead Commercialization Party’s ownership of such Product Trademarks in the relevant jurisdiction.  The Lead Commercialization Party will own rights to any Internet domain names incorporating any Trademark for the Product, or any variation or part of any such Trademark, as its URL address or any part of such address in the applicable jurisdiction.  The Lead Commercialization Party will use Commercially Reasonable Efforts to register, maintain and enforce the Trademarks for the Product in the relevant jurisdiction.  In any Proceedings regarding enforcement of any such Trademarks for the Product in which Other Out-of-Pocket

Exhibit C-22

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Costs are shared by the Parties as Program Expenses, any recoveries from such Proceedings will be treated as Net Sales and shared in accordance with Article 7.

Article 11
TERM; TERMINATION.

11.1.

Term.  The term of the Joint Development & Commercialization Agreement will commence on the execution of the Joint Development & Commercialization Agreement and continue in full force and effect until there is no longer a Global Development Plan or Commercialization Plan contemplating Development or Commercialization of a Product in the Field in the Territory or the Parties mutually agree in writing to end the Joint Development & Commercialization Agreement, unless earlier terminated as provided below.

11.2.

Termination Generally.  The provisions of Sections 9.2.2, 9.2.3, 9.3.1, 9.3.2 (excluding reference to termination for convenience provisions and Sections 9.3.2(d) and 9.3.2(e)) of the Research Collaboration Agreement will apply to the Joint Development & Commercialization Agreement, mutatis mutandis.

11.3.

Opt-Out.  [***], either Party may opt out of the Joint Development & Commercialization Agreement for such Products upon 60 days’ written notice to the other Party (“Opt-Out”).  The Party that exercises the right to Opt-Out is referred to as the “Opt-Out Party” and the other Party is referred to as the “Continuing Party”.

11.3.1.	Upon the Continuing Party’s receipt of such notice, [***].
11.3.2.

Opt-Out Royalties.  The Continuing Party shall pay the Opt-Out Party royalties (“Opt-Out Royalties”) in accordance with this Section 11.3.2.  The applicable royalty rates shall be determined in accordance with the table set forth below based on the timing of the Opt-Out notice.  For the avoidance of doubt, the allocation of [***] and [***] pursuant to Article 7 shall terminate upon the Opt-Out.

(a)

Royalty Term; Royalty Rates.  Royalties payable under this Section 11.3.2 shall be paid by the Continuing Party to the Opt-Out Party on a Product-by- Product and country-by-country basis from the date of first commercial sale of each Product in a country with respect to which royalty payments are due, and until the latest of (a) expiration of the last Valid Claim of any Licensed Patent or Joint Patent, (b) expiration of all regulatory exclusivities for such Product in any such country or (c) the date that sales of one or more products approved by the applicable Regulatory Authority in such country as a substitutable generic for such Product for an indication in the Field result in a reduction by more than [***] in gross sales of the applicable Product by the Continuing Party and its Affiliates and sublicensees compared to sales of such Product in such country for [***] consecutive Calendar Quarters immediately prior to commercial launch of such generic product(s), as measured by reputable published marketing data for such country (e.g. by reference to sales data collected by IMS) (“Royalty Term”).

Exhibit C-23

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Timing of Opt Out	Net Sales (in Dollars) for such Product in the Territory	Opt-Out Royalty Rates as a Percentage (%) of Net Sales of such Product
Opt-Out after Establishment of hPOC and before the Initiation of the first Phase III Clinical Trial	Portion of Calendar Year Net Sales up to and including $[***]	[***]
	Portion of Calendar Year Net Sales that exceeds $[***]	[***]
Opt-Out after Initiation of Phase III Clinical Trial	Portion of Calendar Year Net Sales up to and including $[***]	[***]
	Portion of Calendar Year Net Sales that exceeds $[***]	[***]

(b)

Adjustment to Royalties.  On a Product-by-Product and country-by-country basis, during any portion of the Royalty Term for a Product in a given country in which there is no Valid Claim of a Patent Covering such Product, the applicable royalty payable with respect to such Product and such country shall be reduced by [***].

(c)

Third Party Payment Credit.  The Continuing Party shall be responsible for all payments owed to any Third Party for any Patents or other intellectual property rights licensed or acquired after the Opt-Out date, which are necessary or useful to make, have made, use, sell, offer for sale or import any Product in the Field in the Territory.  If the Continuing Party or its Affiliate, licensee or sublicensee is required or reasonably deems it necessary to obtain a license from a Third Party under any intellectual property rights of such Third Party that Cover a Product in a country, the Continuing Party shall have the right to deduct, from the royalties due to the Opt-Out Party with respect to such Product [***]% of the aggregate royalty payments or other payments based on sales made by the Continuing Party or its Affiliate, licensee or sublicensee to such Third Party(ies) in exchange for such license with respect to such Product during the applicable payment period; provided that in no event shall the deductions under this provision reduce royalties due to the Opt-Out Party in any payment period with respect to such Product to less than [***]% of the amount that would otherwise be due to the Opt-Out Party.  Any amounts paid to such Third Party which is entitled to be deducted under this provision but is not deducted as a result of the foregoing proviso shall be carried over and applied against royalties payable to the Opt-Out Party in respect of such Product in such country in subsequent payment periods until the full deduction is taken.

Exhibit C-24

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

(d)

Other Terms.  The Joint Development & Commercialization Agreement will include provisions for payment terms, royalty reports, manner and place of payment, withholding taxes, late payments, record-keeping, and audit of records that are typical of agreements of this type in the pharmaceutical industry.

Article 12
REPRESENTATIONS; COVENANTS; INDEMNITY

The provisions of Articles 7 and 10 of the Research Collaboration Agreement will apply to the Joint Development & Commercialization Agreement, mutatis mutandis.  The Joint Development & Commercialization Agreement will include commercially reasonable indemnity provisions, which will include (but not be limited to) an obligation for each Party to indemnify the other Party from, against and in respect of any and all Liability incurred or suffered by the other Party to the extent resulting from any claim by any Third Party based on:  (a) any breach of, or inaccuracy in, any representation or warranty made by the indemnifying Party, or any breach or violation by the indemnifying Party of any covenant or agreement in the Joint Development & Commercialization Agreement; or (b) the negligence or intentional misconduct of, or violation of Applicable Law (including off-label promotion) by, the indemnifying Party, any of its Affiliates or sublicensees, or any of their respective directors, officers, employees and agents, in performing its obligations or exercising its rights under the Joint Development & Commercialization Agreement.  The Joint Development & Commercialization Agreement will also include insurance and limitation on consequential damages provisions.

Exhibit C-25

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 1.16

Establishment of hPOC

[***]

Exhibit C-26

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Schedule 2.2

Arbitration Procedures

JDCA Disputes; Executive Officers. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. In the event of any dispute, controversy, claim or difference which may arise between the Parties out of or in relation to or in connection with the Joint Development & Commercialization Agreement, including any dispute arising out of the JSC, any alleged failure to perform, or breach, of the Joint Development & Commercialization Agreement, or any issue relating to the interpretation or application of the Joint Development & Commercialization Agreement (“JDCA Dispute”), then upon the request of either Party by written notice, the Parties agree to meet and discuss in good faith a possible resolution thereof, which good faith efforts shall include at least one in-person meeting between the Executive Officers of each Party. If the JDCA Dispute is not resolved within 30 days following the written request for discussions (except with regard to patent and trademark disputes), either Party may then refer such issue to arbitration by submitting a written notice of such request to the other Party.

Selection of Expert and Submission of Positions. The Parties will select and agree upon a mutually acceptable independent Third Party arbitrator who is (a) neutral, disinterested and impartial, and (b) has experience in the pharmaceutical and biotechnology industries and, in the case of a JDCA Dispute of a matter within the authority of the JSC (“JSC Dispute”), scientific expertise appropriate for understanding and resolving the applicable dispute (the “Expert”). If the Parties are unable to mutually agree upon an Expert no later than 30 days following the delivery of the request for Arbitration (or such longer period as agreed by the Parties), one individual who would qualify as an Expert selected by ViaCyte and one individual who would qualify as an Expert selected by CRISPR shall together select one individual who would qualify as an Expert, who shall be appointed as the Expert for the purpose of such JDCA Dispute. Once the Expert has been selected, each Party will no later than 10 days following selection of the Expert provide the Expert and the other Party with a written report setting forth its position with respect to the substance of the dispute and may submit a revised or updated report and position to the Expert no later than 10 days of receiving the other Party’s report. If so requested by the Expert, each Party will make oral submissions to the Expert based on such Party’s written report, and each Party will have the right to be present during any such oral submissions.

Rules for Proceedings. The proceedings will be conducted as a binding arbitration in accordance with AAA procedures, as modified by this Schedule 2.2 (including that the Expert will adopt as his or her decision the position of one Party or the other in the case of a JDCA Dispute as described in clause (a) or (b) in the following paragraph). The Expert may retain a Third Party expert to assist the Expert in analyzing the JDCA Dispute, and the expenses of any such expert will be shared by the Parties as costs of the arbitration as provided in this Schedule 2.2. All proceedings and communications shall be in English. Either Party may apply to the Expert for interim injunctive relief or may seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending resolution of the Dispute pursuant to this Schedule 2.2. The Parties shall have the right to be represented by counsel.

Exhibit C-27

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Determination by the Expert. The Expert will render his or her final decision, including any award, if applicable, with respect to the JDCA Dispute. In the case of (a) any JSC Dispute or (b) a JDCA Dispute, the Expert will select one of the Party’s positions as his or her final decision, and will not have the authority to modify either Party’s position or render any substantive decision other than to so select the position of either Party as set forth in its respective written report (as initially submitted, or as revised in accordance with this Schedule 2.2, as applicable). The decision of the Expert will be the sole, exclusive and binding remedy between the Parties regarding the JDCA Dispute submitted to such Expert, and shall be governed by the terms and conditions hereof, including the limitation on consequential damages. The Parties agree that such a judgment or award may be enforced in any court of competent jurisdiction. The statute of limitations of the Commonwealth of Massachusetts applicable to the commencement of a lawsuit shall apply to the commencement of arbitration under this Schedule 2.2.

Location; Costs. Unless otherwise mutually agreed upon by the Parties, the arbitration will be conducted in Chicago, Illinois. The Parties agree that they will share equally the costs and fees of the Expert in connection with any proceeding under this Schedule 2.2, including the cost of the arbitration filing and hearing fees, the cost of any independent expert retained by the arbitrator and the cost of the arbitrator and administrative fees of AAA if applicable. Each Party will bear its own costs and attorneys’ and witnesses’ fees and associated costs and expenses incurred in connection with any proceeding under this Schedule 2.2.

Timetable for Completion. The Parties will use, and will direct the Expert to use, commercially reasonable efforts to resolve a dispute no later than forty-five (45) days after the selection of the Expert, or if resolution no later than forty-five (45) days is not reasonably achievable, as determined by the Expert, then as soon thereafter as is reasonably practicable.

Exhibit C-28

EXHIBIT D

Press Release

CRISPR Therapeutics and ViaCyte Announce Strategic Collaboration to Develop Gene-Edited Stem Cell-Derived Therapy for Diabetes

- Aims to develop an immune-evasive stem cell therapy as a potentially curative treatment for diabetes -- Parties will collaborate through commercialization and share costs and profits worldwide -

ZUG, Switzerland and CAMBRIDGE, Mass., and SAN DIEGO, September 17, 2018 -- CRISPR Therapeutics (NASDAQ:  CRSP), a biopharmaceutical company focused on developing transformative gene-based medicines for serious diseases, and ViaCyte, Inc., a privately held regenerative medicine company, today announced a collaboration focused on the discovery, development, and commercialization of gene-edited allogeneic stem cell therapies for the treatment of diabetes.

Decades of clinical data with islet transplants indicate that beta-cell replacement approaches may offer curative benefit to patients with insulin-requiring diabetes.  ViaCyte has pioneered the approach of generating pancreatic-lineage cells from stem cells and delivering them safely and efficiently to patients.  PEC-Direct, ViaCyte’s lead product candidate currently being evaluated in the clinic, uses a non-immunoprotective delivery device that permits direct vascularization of the cell therapy.  This approach has the potential to deliver durable benefit; however, because the patient’s immune system will identify these cells as foreign, PEC-Direct will require long-term immunosuppression to avoid rejection.  As a result, PEC-Direct is being developed as a therapy for the subset of patients with type 1 diabetes at high risk for acute complications.

CRISPR gene editing offers the potential to protect the transplanted cells from the patient’s immune system by ex-vivo editing immune-modulatory genes within the stem cell line used to produce the pancreatic-lineage cells.  The speed, specificity, and multiplexing efficiency of the CRISPR system make it ideally suited to this task.  CRISPR Therapeutics is pursuing a similar approach for its allogeneic CAR-T programs and has established significant expertise in immune-evasive gene editing.  The combination of ViaCyte’s stem cell capabilities and CRISPR’s gene editing capabilities has the potential to enable a beta-cell replacement product that may deliver durable benefit to patients without triggering an immune reaction.

“We believe the combination of regenerative medicine and gene editing has the potential to offer durable, curative therapies to patients in many different diseases, including common chronic disorders like insulin-requiring diabetes.  ViaCyte is a pioneer in the regenerative medicine field, and has built a compelling clinical program, robust manufacturing capabilities, and assembled a strong intellectual property position.  Partnering with ViaCyte will allow us to accelerate our efforts in regenerative medicine, an area that we believe will provide a variety of longer-term opportunities for our company,” commented Samarth Kulkarni, Ph.D., Chief Executive Officer of CRISPR Therapeutics.

Under the terms of the agreement, CRISPR and ViaCyte will jointly seek to develop an immune-evasive stem cell line as a first step on the path to an allogeneic stem-cell derived product.  Upon successful completion of these studies and identification of a product candidate, the parties will jointly assume responsibility for further development and commercialization worldwide.  Upon execution of the agreement ViaCyte will receive $15 million from CRISPR, which at CRISPR’s election may be paid in either cash or CRISPR stock.  ViaCyte also has the option, under certain circumstances, to receive an additional $10 million from CRISPR in the form of a convertible promissory note.

“Creating an immune-evasive gene-edited version of our technology would enable us to address a larger patient population than we could with a product requiring immunosuppression.  CRISPR Therapeutics is the ideal partner for this program given their leading gene editing technology and expertise and focus on immune-evasive editing.  We are thrilled to have the opportunity to partner with CRISPR Therapeutics on what we believe could be a transformational therapy for patients with insulin-requiring diabetes,” commented Paul Laikind, Ph.D., Chief Executive Officer and President of ViaCyte.  “We also believe that this approach may have many other applications which we and CRISPR may explore in the future.”

About CRISPR Therapeutics

CRISPR Therapeutics is a leading gene editing company focused on developing transformative gene-based medicines for serious diseases using its proprietary CRISPR/Cas9 platform.  CRISPR/Cas9 is a revolutionary gene editing technology that allows for precise, directed changes to genomic DNA.  CRISPR Therapeutics has established a portfolio of therapeutic programs across a broad range of disease areas including hemoglobinopathies, oncology and rare diseases.  To accelerate and expand its efforts, CRISPR Therapeutics has established strategic collaborations with leading companies including Bayer AG and Vertex Pharmaceuticals.  CRISPR Therapeutics AG is headquartered in Zug, Switzerland, with its wholly-owned U.S. subsidiary, CRISPR Therapeutics, Inc., and R&D operations based in Cambridge, Massachusetts, and business offices in London, United Kingdom.  For more information, please visit www.crisprtx.com.

About ViaCyte

ViaCyte is a privately-held regenerative medicine company developing novel cell replacement therapies as potential long-term diabetes treatments to achieve glucose control targets and reduce the risk of hypoglycemia and diabetes-related complications.  ViaCyte’s product candidates are based on the derivation of pancreatic progenitor cells from stem cells, which are then implanted in durable and retrievable cell delivery devices.  Once implanted and matured, these cells are designed to secrete insulin and other pancreatic hormones in response to blood glucose levels.  ViaCyte has two product candidates in clinical-stage development.  The PEC-Direct™ product candidate delivers the pancreatic progenitor cells in a non-immunoprotective device and is being developed for type 1 diabetes patients who have hypoglycemia unawareness, extreme glycemic lability, and/or recurrent severe hypoglycemic episodes.  The PEC-Encap™ (also known as VC-01) product candidate delivers the same pancreatic progenitor cells in an immunoprotective device and is being developed for all patients with diabetes, type 1 and type 2, who use insulin.  ViaCyte is also seeking to develop immune-evasive ‘universal donor’ stem cell lines, from its proprietary CyT49 cell line, which are expected to further broaden the availability of cell therapy for diabetes and other potential indications.  ViaCyte is headquartered in San Diego, California.  ViaCyte is funded in part by the California Institute for Regenerative Medicine (CIRM) and JDRF.  For more information, please visit www.viacyte.com.

Exhibit D-2

CRISPR Forward-Looking Statement

Certain statements set forth in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of1995, as amended, including, but not limited to, statements concerning:  the timing of filing of clinical trial applications and INDs, any approvals thereof and timing of commencement of clinical trials, the intellectual property coverage and positions of CRISPR Therapeutics, its licensors and third parties, the sufficiency of CRISPR Therapeutics’ cash resources and the therapeutic value, development, and commercial potential of CRISPR/Cas9 gene editing technologies and therapies.  You are cautioned that forward-looking statements are inherently uncertain.  Although CRISPR Therapeutics believes that such statements are based on reasonable assumptions within the bounds of its knowledge of its business and operations, the forward-looking statements are neither promises nor guarantees and they are necessarily subject to a high degree of uncertainty and risk.  Actual performance and results may differ materially from those projected or suggested in the forward-looking statements due to various risks and uncertainties.  These risks and uncertainties include, among others:  uncertainties regarding the intellectual property protection for our technology and intellectual property belonging to third parties; uncertainties inherent in the initiation and completion of preclinical studies for CRISPR Therapeutics’ product candidates; availability and timing of results from preclinical studies; whether results from a preclinical trial will be predictive of future results of the future trials; expectations for regulatory approvals to conduct trials or to market products; and those risks and uncertainties described under the heading “Risk Factors” in CRISPR Therapeutics’ most recent annual report on Form 10-K, and in any other subsequent filings made by CRISPR Therapeutics with the U.S. Securities and Exchange Commission (SEC), which are available on the SEC’s website at www.sec.gov.  Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made.  CRISPR Therapeutics disclaims any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

CRISPR Media Contact:

Jennifer Paganelli

WCG on behalf of CRISPR

347-658-8290

jpaganelli@wcgworld.com

CRISPR Investor Contact:

Susan Kim

617-307-7503

susan.kim@crisprtx.com

ViaCyte Media Contact:

Jessica Yingling, Ph.D.

Little Dog Communications, Inc.

858-344-8091 jessica@litldog.com

ViaCyte Investor Contact:

Eugene Brandon, Ph.D.

858-455-3708

ebrandon@viacyte.com

Exhibit D-3

Exhibit E

VIACYTE, INC.

CONVERTIBLE NOTE PURCHASE AGREEMENT

THIS CONVERTIBLE NOTE PURCHASE AGREEMENT (the “Agreement”) is made on the ___th day of ____________, by and between ViaCyte, Inc., a Delaware corporation (the “Company”), and __________________ (“_____“).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.Purchase and Sale of Convertible Note

1.1Authorization and Sale of Convertible Note

(a)The Company has authorized the issuance and sale to ___________, pursuant to this Agreement, of a convertible promissory note for an aggregate principal amount of $_______________ in the form attached hereto as Exhibit A (the “Note”).  Any shares of the Company’s capital stock issuable upon conversion of the Note in accordance with its terms shall be referred to herein as the “Conversion Shares”.  The Conversion Shares and the Note shall be collectively referred to herein as the “Securities.”  The Conversion Shares and the shares of the Company’s common stock issuable upon conversion of the Conversion Shares, if applicable, shall be collectively referred to herein as the “Underlying Stock.”

(b)Subject to the terms and conditions of this Agreement, ___________ agrees to purchase at the Closing (as defined below), and the Company agrees to sell and issue to ______________ at the Closing, the Note at a purchase price equal to the aggregate principal amount thereof.

1.2Closing.  The purchase and sale of the Note shall take place at the offices of Cooley LLP (“Cooley”), 4401 Eastgate Mall, San Diego, CA 92121, on the date hereof at 10:00 a.m. (which date, time and place are designated the “Closing”).  At the Closing, the Company shall deliver to _____________ the Note, against payment of the purchase price therefor by check payable to the Company, by wire transfer to the Company’s bank account, or any combination of the foregoing.

2.Representations and Warranties of the Company.  The Company hereby represents and warrants to ______________ that, as of the Closing, except as set forth herein or on the Schedule of Exceptions attached hereto as Schedule A, which exceptions shall be deemed to be representations and warranties as if made hereunder:

2.1Organization, Good Standing and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and each of the Subsidiaries (as defined below) are corporations duly organized, validly existing and in good standing under the laws of the states of their jurisdiction.  Each of the Company and the Subsidiaries are duly qualified to transact business and are in good standing in each jurisdiction in which the failure to so qualify could reasonably have a Material Adverse Effect.  Each of the Company and the Subsidiaries have all requisite corporate power and authority necessary to own and operate their respective properties, to carry on their respective business as now conducted and presently proposed to be conducted and, in the case of the Company, to carry out the transactions contemplated by this Agreement.

2.2Capitalization.  The capital of the Company consists of:

(a)shares of Preferred Stock. ...

(b)Common Stock.  ____________ shares of Common Stock ...

(c)Except for the Note and the transactions contemplated by this Agreement, as described in the Schedule of Exceptions and (i) the conversion privileges of the ...

(d)Other than that certain Amended and Restated Voting Agreement Dated

(e)All outstanding shares of the Company’s Common Stock and all shares of the Company’s Common Stock underlying outstanding options are subject to ...

2.3Subsidiaries.  Other than ________________________ the Company does not presently own or control, directly or indirectly, or hold any rights to acquire, any interest in any other corporation, association or other business entity and the Company is not a participant in any joint venture, partnership or similar arrangement.

2.4Authorization.  All corporate action on the part of the Company and its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and for the authorization, execution and delivery of the Note and ______________ (collectively the “Transaction Agreements”) and all other agreements contemplated hereby or thereby to which the Company is a party, the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale and issuance (or reservation for issuance) of the Underlying Stock has been or will be taken.  The Transaction Agreements and all other agreements contemplated hereby or thereby to which the Company is a party constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

2.5Valid Issuance.  The Note that is being purchased by ___________ hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be free of restrictions on transfer, other than restrictions on transfer under the Transaction Agreements and under applicable state and federal securities laws.  The Conversion Shares issuable upon conversion of the Note have been duly and validly reserved for issuance and, when issued, sold and delivered in accordance with the terms of the Note, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under the Transaction Agreements,and under applicable state and federal securities laws.  The shares of Common Stock, if any, issuable upon conversion of the Conversion Shares will be duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Company’s then-current certificate of incorporation, will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer, other than restrictions on transfer under the Transaction Agreements, ________________ and under applicable state and federal securities laws.

2.6Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for such filings as may be required pursuant to applicable federal and state securities laws, which filings will be effected within the required statutory period.

Exhibit E-2

2.7Offering.  Subject in part to the truth and accuracy of ________’s representations set forth in Section 3 of this Agreement, the offer, sale and issuance of the Note as contemplated by this Agreement are exempt from the registration requirements of the Act, and the qualification requirements of the California Corporate Securities Law of 1968, as amended, pursuant to Sections 25100, 25102, 25102.1 or 25105 thereof (or the regulations promulgated thereunder) or other applicable state securities laws.  Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

2.8Litigation.  There is no claim, action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its Subsidiaries that questions the validity of the Transaction Agreements or the right of the Company to enter into such agreements or to consummate the transactions contemplated thereby, or that might result, either individually or in the aggregate, in any Material Adverse Effect or any change in the current equity ownership of the Company.  The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or, to the Company’s knowledge, threatened involving the prior employment of any of the Company’s employees or their obligations under any agreements with prior employers or any employees of any of the Subsidiaries or their obligations under any agreements with prior employers.  Neither the Company nor, to the Company’s knowledge, any of its officers or directors or those of any of its Subsidiaries, is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate.

2.9Proprietary Information and Inventions Agreement.  Each employee and consultant of the Company and the Subsidiaries has executed a Proprietary Information and Inventions Agreement (or similar agreement) or a consulting agreement, as applicable, with the Company or one of its Subsidiaries.  The Company, after reasonable investigation, is not aware, nor does it have any reason to believe, that any of its employees, officers or consultants or those of the Subsidiaries are in violation thereof.

2.10Patents and Trademarks.

(a)The Schedule of Exceptions contains a complete and accurate list of all (i) patents and registered trademarks, service marks, trade names and copyrights owned or used by the Company or the Subsidiaries, (ii) pending patent applications and applications for registrations of trademarks, service marks, trade names and copyrights filed by the Company or the Subsidiaries, (iii) unregistered trade names and corporate names owned or used by the Company and/or the Subsidiaries, and (iv) licenses and other rights granted by the Company or the Subsidiaries to any third party with respect to any of the items identified in the preceding clauses (i) through (iii).

(b)To the best of its knowledge, the Company or its Subsidiaries owns or possesses sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes necessary for its business as now conducted and as presently proposed to be conducted, without any known infringement of the rights of others.  There are no outstanding options, licenses or agreements of any kind relating to the foregoing proprietary rights, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of “off the shelf or standard products.

Exhibit E-3

(c)The Company has not received any communications alleging that the Company has violated or, by conducting its business as presently proposed to be conducted, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity.

(d)The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company’s business as proposed to be conducted.  The Company does not believe it is or will be necessary to utilize any inventions of any of its employees or the employees of any Subsidiary made prior to their employment by the Company or such Subsidiary, as the case may be, except for inventions that have been assigned or licensed to the Company or such Subsidiary as of the date hereof or acquired by the Company or such Subsidiary.

2.11Compliance with Other Instruments.  Neither the execution and delivery of the Transaction Agreements nor the performance by the Company of its obligations under the Transaction Agreements (including the issuance of the Note and, upon conversion, the Underlying Stock) will:  (i) violate any provisions of the certificate of incorporation or the bylaws of the Company; (ii) with or without the giving of notice or the passage of time, or both, violate, or be in conflict with, or constitute a default under, or cause or permit the termination or the acceleration of the maturity of, any debt or obligation of the Company or any Subsidiary; (iii) require notice to or the consent of any party to any agreement or commitment, including, without limitation, any lease or license to which the Company or any Subsidiary is a party, or by which it or its respective properties is bound or subject; (iv) result in the creation or imposition of any security interest, lien, or other encumbrance upon any property or assets of the Company or any Subsidiary under any agreement or commitment to which it is a party, or by which it or its respective properties is bound or subject; or (v) violate any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which the Company or any Subsidiary or its respective properties is bound or subject.  The Company is not in violation of or default under any provision of its certificate of incorporation or bylaws which violations or defaults, individually or in the aggregate, would or could reasonably be likely to have a Material Adverse Effect.  Neither the Company nor any of the Subsidiaries is in violation of or in default under any instrument, judgment, order, writ, decree or contract to which it or any Subsidiary is a party or by which it or any Subsidiary is bound, or, to the Company’s knowledge, of any provision of any federal or state statute, rule or regulation applicable to the Company or any Subsidiary, which violations or defaults, individually or in the aggregate, would or could reasonably be likely to have a Material Adverse Effect.  The execution, delivery and performance of the Transaction Agreements and the consummation of the transactions contemplated thereby will not result in any such violation, or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or any assets of any of the Subsidiaries, which would or could reasonably be likely to have a Material Adverse Effect, or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company or any Subsidiary, its respective business or operations or any of its or any Subsidiary’s respective assets or properties.

2.12Agreements.

(a)Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and/or any Subsidiary and any of its or their respective officers, directors, or affiliates.

Exhibit E-4

(b)There are no agreements, understandings, instruments, contracts, proposed transactions, judgments, orders, writs or decrees to which the Company or any Subsidiary is a party or by which it is bound that (i) may involve obligations (contingent or otherwise) of, or payments to, the Company or such Subsidiary in excess of $100,000, (ii) may involve the license of any patent, copyright, trade secret or other proprietary right to or from the Company or such Subsidiary, other than licenses arising from the purchase of “off the shelf’ or other standard products, (iii) may involve indemnification by the Company or such Subsidiary with respect to infringements of proprietary rights, other than indemnification obligations arising from purchase or sale agreements entered into in the ordinary course of business, or (iv) is reasonably likely to be materially adverse to the business, property or financial condition of the Company or its Subsidiaries.

(c)Neither the Company nor any Subsidiary has (i) declared or paid any dividends or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) other than the issuance of the Note, incurred any indebtedness for money borrowed or any other liabilities individually in excess of $[***] or, in the case of indebtedness and/or liabilities individually less than $[***], in excess of $[***] in the aggregate, (iii) made any loans or advances to any person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of inventory in the ordinary course of business.

(d)For the purposes of subsections (b) and (c) above, all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same person or entity (including persons or entities the Company has reason to believe are affiliated therewith) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such subsections.

(e)A true and correct copy of each of the written instruments, plans, contracts and agreements that are referred to on the Schedule of Exceptions pursuant to this Section 2.12, together with all amendments, waivers or other changes thereto, have been furnished or made available to ____________________.

(f)Neither the Company nor any Subsidiary is a guarantor or
indemnitor of any indebtedness of any other person or entity.

2.13Related-Party Transactions.  Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements for the Company and/or the Subsidiaries approved by the Board of Directors of the Company, and (iii) the purchase of shares of the Company’s capital stock and the issuance of options to purchase shares of the Company’s Common Stock, in each instance, approved by the Board of Directors of the Company, there are no agreements, understandings or proposed transactions between the Company or any Subsidiary and any of its respective officers, directors, employees, “affiliates” or “associates” (as those terms are defined in Rule 405 of the Act).  Neither the Company nor any Subsidiary is indebted, directly or indirectly, to any of the directors, officers or employees of any of the Company or the Subsidiaries or to their respective spouses or children, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses.  None of the directors, officers or key employees of the Company or any of the Subsidiaries, or any members of their immediate families (i) are, directly or indirectly, indebted to the Company or any Subsidiary or, (ii) to the Company’s knowledge, have any direct or indirect ownership interest in any firm or corporation with which the Company or any Subsidiary has a business relationship, or any firm or corporation which competes with the Company or any Subsidiary except that directors, officers or key employees of the Company may own stock in (but not exceeding two percent of the outstanding capital stock of) publicly traded companies that may compete with the Company or any Subsidiary.  To the Company’s knowledge, none of the Company’s directors, officers, employees, affiliates or associates or any members of their immediate families nor those of any Subsidiary are, directly or indirectly, interested in any material contract with the Company.

Exhibit E-5

2.14Tax Returns.  The Company and each Subsidiary has timely filed all tax returns (federal, state and local) required to be filed by it and all Taxes (as defined below), assessments and other government charges imposed upon such entity, or upon any of the assets, income or franchises of such entity, have been timely paid or, if not yet payable, are adequately accrued on such entity’s books and records.  There are no actual or proposed Tax deficiencies, assessments or adjustments with respect to the Company or any Subsidiary thereof or any assets or operations of any of such entities, and there are no ongoing or pending Tax audits by any taxing authority against any of such entities.  “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall, profits, environmental, customs, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative or add-on minimum or other similar tax, governmental fee, governmental assessment or governmental charge of any kind whatsoever, including any interest, penalties or additions to Tax or additional amounts with respect to the foregoing.

2.15Changes.  With respect to the Company and each Subsidiary, since _______________, there has not been:

(a)any change in the assets, liabilities, financial condition or operating results of the Company or any of its Subsidiaries from that reflected in the Financial Statements (as hereinafter defined);

(b)any damage, destruction or loss, whether or not covered by insurance that would have a Material Adverse Effect;

(c)any waiver or material compromise by the Company or any Subsidiary of a valuable right or of a debt owed to it;

(d)any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or any Subsidiary, except in the ordinary course of business (as such business is presently conducted or proposed to be conducted) and that would not have a Material Adverse Effect;

(e)any material change or amendment to a contract or arrangement by which the Company or any Subsidiary or any of its respective assets or properties is bound or subject;

(f)any sale, assignment or transfer of any intellectual property rights, or the disclosure of any proprietary confidential information to any person not under a duty to keep such information confidential;

(g)any resignation or termination of employment of any key officer, or director of the Company or any Subsidiary; and the Company is not aware of the impending resignation or termination of employment of any such officer or director;

(h)any material change in any compensation arrangement or agreement with any employee of the Company;

(i)any mortgage, pledge, transfer of a security interest in, or lien, created by the Company or any Subsidiary, with respect to any of its material properties outside the ordinary course of business;

Exhibit E-6

(j)any loans or guarantees made by the Company or any Subsidiary to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(k)any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(l)to the Company’s knowledge, any other event or condition of any character that would have a Material Adverse Effect; or

(m)any agreement or commitment by the Company or any Subsidiary to do any of the things described in this Section 2.15.

2.16Permits.  The Company and each of the Subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Effect, and the Company believes it or such Subsidiary can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted.  Neither the Company nor any Subsidiary is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.17Environmental and Safety Laws.  The Company, each of the Subsidiaries and the operation of its respective business and any real property that the Company or such Subsidiary owns or has owned, leases or has leased or otherwise occupies or uses or has occupied or used (the “Premises”) are, to the best of the Company’s knowledge, in compliance with all applicable Environmental Laws (as defined below) and orders or directives of any governmental authorities having jurisdiction under such Environmental Laws.  Neither the Company nor any Subsidiary has received any, written citation, directive, letter or other communication, written or oral, or any notice of any proceeding, claim or lawsuit, from any person arising out of the Company’s or such Subsidiary’s ownership or occupation of any of the Premises, or the conduct of its respective operations.  For purposes of this Agreement, the term “Environmental Laws” shall mean any federal, state, local or foreign law, ordinance, rule, regulation, permit and authorization pertaining to the protection of human health or the environment.  The Company has made available to _____________ true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies, and environmental studies or assessments

2.18Disclosure.  The Company has provided _____________ with all the information reasonably available to the Company that __________ has requested for deciding whether to purchase the Note.  Neither this Agreement (including all the exhibits and schedules hereto) nor any certificates delivered in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

2.19Registration Rights.  Except as set forth in ____________, the Company has not granted or agreed to grant any registration rights, including piggyback rights, to any person or entity.

2.20Corporate Documents; Minute Books.  The certificate of incorporation and bylaws of each of the Company and its Subsidiaries are in the form previously provided to or made available to _______________.

Exhibit E-7

2.21Title to Property and Assets.  The property and assets the Company owns and the property and assets each Subsidiary owns are owned by the Company or such Subsidiary, as the case may be, free and clear of all mortgages, liens, loans and encumbrances, except (i) as reflected in the Financial Statements, (ii) for statutory liens for the payment of current taxes that are not yet delinquent and other statutory liens, encumbrances or security interests that arise in the ordinary course of business which individually or in the aggregate would not have a material adverse effect on the Company or its business, and (iii) for minor defects in title, none of which, individually or in the aggregate, materially impair the Company’s ownership or use of such property or assets.  With respect to the property and assets it leases, the Company, or each Subsidiary, as the case may be, is in compliance with such leases in all material respects and, to the best of the Company’s knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i), (ii) and (iii) above.

2.22Labor Agreements and Actions.  Neither the Company nor any Subsidiary has any collective bargaining agreements with any of its employees.  There is no labor union organizing activity pending, or to the Company’s knowledge, threatened with respect to the Company or any Subsidiary.  The Company is not aware that any officer or key employee, or that any group of employees, of the Company or any Subsidiary, intends to terminate their employment with the Company or such Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any of the foregoing.  The employment of each officer and employee of the Company and each Subsidiary is terminable at the will of the Company or such Subsidiary.  Neither the Company nor any Subsidiary is a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement or other employee compensation agreement.  To the best of the Company’s knowledge, the Company and each Subsidiary has complied in all material respects with all applicable state and federal equal employment opportunity and other laws related to employment (including without limitation, provisions thereof relating to wages, hours, equal opportunity, collective bargaining and the payment of social security and other taxes), and the Company is not aware that it or any Subsidiary has any labor relations problems (including without limitation, any union organization activities, threatened or actual strikes or work stoppages or material grievances).  Neither the Company nor any Subsidiary is bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union.  Neither the Company nor any Subsidiary has made any representations regarding equity incentives to any officer, employees, director or consultant that are inconsistent with the share amounts and terms set forth in the Company’s or such Subsidiary’s board minutes.

2.23Qualified Small Business Stock.  The Company is a “qualified small business” as defined in Section 1202(d) of the Internal Revenue Code, and, to the best of the Company’s knowledge, after consultation with its tax advisors, if issued at the Closing upon conversion of the Note, the Conversion Shares, if such shares are shares of Series C-1 Preferred Stock, would meet the requirements for qualification as “qualified small business stock” as defined in Section 1202(c) of the Internal Revenue Code.

Exhibit E-8

2.24Financial Statements.  The Company has made available to __________ a copy of the unaudited consolidated balance sheet of ViaCyte, Inc. as of __________ and the related unaudited statement of cash flow for the three month period ended ____________ (collectively, the “Financial Statements”).  The Financial Statements have been prepared in a manner consistent with generally accepted accounting principles applied on a consistent basis by the Company throughout the periods indicated, except that the unaudited Financial Statements do not contain all footnotes required by generally accepted accounting principles and are subject to normal quarter-end adjustments.  The Financial Statements fairly and accurately present the financial condition and operating results of the applicable entity as of ___________, subject to normal quarter-end audit adjustments.  Except as set forth in the Financial Statements or otherwise disclosed pursuant to this Agreement, the Company has no material liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of its balance sheet made available to ____________ as described in the first sentence hereof and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, in both cases, individually or in the aggregate are not material to the financial condition or operating results of the Company, taken as a whole.

2.25Employee Benefit Plans.  Neither the Company nor any of the Subsidiaries has any Employee Benefit Plan as defined in the Employee Retirement Income Security Act of 1974.

2.26Insurance.  The Company and each of the Subsidiaries has in full force and effect fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed and such other insurance in such amounts as are customary within the Company’s industry.

2.27FIRPTA.  The Company hereby represents that neither it nor any Subsidiary is now or ever has been a “United States real property holding corporation,” as defined in §897(c)(2) of the Internal Revenue Code of 1986, as amended, and Treasury Regulation § 1.897-2(b).

2.28Additional Liability.  Neither the Company nor any Subsidiary has received any written notice that it has been sued in any suit, action or proceeding which involves a claim related to the products developed or currently being developed by the Company or to stem cell research.

3.Representations and Warranties of _______________.  ____________ hereby represents, warrants and covenants to the Company that:

3.1Authorization.  __________ has full power and authority to enter into this Agreement, and this Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

Exhibit E-9

3.2Purchase Entirely for Own Account.  __________ understands that the Note is not, and any Underlying Stock issued on conversion, at the time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company’s reliance on such exemption is predicated, in part, on ___________‘s representations set forth herein.  By ___________‘s execution of this Agreement _____________ hereby confirms, that the Note to be received by ___________, and the Underlying Stock issuable upon conversion, will be acquired for investment for _________‘s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that __________ has no present intention of selling, granting any participation in or otherwise distributing the same.  By executing this Agreement, ___________ further represents that ___________ does not have any intention, contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the foregoing securities.

3.3Disclosure of Information.  ____________ represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Note and the business, properties, prospects and condition (financial or otherwise) of the Company.  The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of ___________ to rely thereon.

3.4Investment Experience.  __________ is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Note and the Underlying Stock.  ___________ also represents it has not been organized for the purpose of acquiring the Securities or the Underlying Stock.

3.5Accredited Investor.  __________ is an “accredited investor” within the meaning of Securities and Exchange Commission (“SEC”) Rule 501 of Regulation D, as presently in effect.

3.6Restricted Securities.  ____________understands that the Note it is purchasing, and, upon conversion, the Underlying Stock, are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities, and, upon conversion, the Underlying Stock, may be resold without registration under the Act only in certain limited circumstances.  In the absence of an effective registration statement covering the Note or the Underlying Stock or an available exemption from registration under the Act, the Note and the Underlying Stock must be held indefinitely.

3.7Further Limitations on Disposition.  Without in any way limiting the representations set forth above, __________ further agrees not to make any disposition of all or any portion of the Note, and, upon conversion, the Underlying Stock, unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 3 and, to the extent such disposed securities are shares of the Company’s Series C-1 Preferred Stock, ___________, and:

(a)There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

Exhibit E-10

(b)(i) shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (ii) if requested by the Company, __________ shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such shares under the Act.  It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

(c)Notwithstanding the provisions of subsections (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by ________ to an affiliate of __________, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if the transferee were __________ hereunder.

3.8Legends.  It is understood that the certificates evidencing the Note and any Underlying Stock may bear one or all of the following legends:

(a)The following legend under the Securities Act:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

(b)Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

3.9______________Counsel.  __________ acknowledges that it has had the opportunity to review this Agreement, the exhibits and the schedules attached hereto and the transactions contemplated by this Agreement with _________’s own legal counsel.  ___________ is relying solely on _________’s legal counsel and not on any statements or representations of the Company (other than those set forth in Section 2 herein) or any of the Company’s agents, including the Company’s counsel, Cooley, for legal advice, with respect to this investment or the transactions contemplated by this Agreement.  The foregoing, however, shall in no way be deemed to limit the representations and warranties of the Company set forth in Section 2 hereof or the ability of _________ to rely thereupon.

4.California Commissioner of Corporations

4.1Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL.  PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

Exhibit E-11

5.Conditions of __________’s Obligations at Closing.  The obligations of __________ under subsection 1.2 of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions:

5.1Representations and Warranties.  The representations and warranties of the Company contained in Section 2 shall be true and correct on and as of the Closing.

5.2Performance.  The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement or in ancillary documents incident to the transaction contemplated by this Agreement that are required to be performed or complied with by it on or before the Closing.

5.3Closing Documents.  The Company shall have delivered, on or before the Closing, to __________ all of the following documents:

(a)A Compliance Certificate, dated as of the Closing, stating that the conditions specified in Sections 5.1 and 5.2 have been fulfilled and stating that there shall have been no adverse change in the business, affairs, operations, properties, assets or condition (financial or otherwise) of the Company since the date of this Agreement.

(b)A Secretary’s Certificate, certifying copies of the resolutions duly adopted by the Board of Directors of the Company and stockholders authorizing the execution, delivery and performance of the Transaction Agreements and each of the other agreements contemplated hereby, the issuance and sale of the Note and the consummation of all other transactions contemplated by this Agreement.

(c)Certified copy of the Company’s certificate of incorporation, as in effect at the Closing.

(d)Certificates of good standing issued by the secretary of state for each state where the Company is authorized to do business.

5.4Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or foreign jurisdiction that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be duly obtained and effective as of the Closing.

5.5Redacted

6.Conditions of the Company’s Obligations at Closing.  The obligations of the Company to __________ under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by __________:

6.1Representations and Warranties.  The representations and warranties of __________ contained in Section 3 shall be true on and as of the Closing.

6.2Payment of Purchase Price.  __________ shall have delivered at the Closing the purchase price specified in Section 1.2.

Exhibit E-12

6.3Performance.  ____________ shall have performed and complied with all covenants, agreements, obligations, and conditions contained in this Agreement that are required to be performed and complied with on or before the Closing.

6.4Qualifications.  All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state or foreign jurisdiction that are required in connection with the lawful issuance and sale of the Note pursuant to this Agreement shall be duly obtained and effective as of the Closing.

7.Miscellaneous.

7.1Survival.  The warranties, representations and covenants of the Company and ___________ contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of ___________ or the Company.

7.2Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties and shall inure to the benefit of and be binding upon each person who shall be a holder of the Note and/or Underlying Stock from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of the Note or any Underlying Stock specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of the Note or Underlying Stock in its records as the absolute owner and holder of the Note or Underlying Stock for all purposes.  Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

7.3Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

7.4Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

7.5Notices.  Unless otherwise provided, any notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the address as set forth on the signature page hereof or at such other address as such party may designate by ten days advance written notice to the other parties hereto.

7.6Finder’s Fee.  Each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction.  _________ agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which __________ or any of its officers, partners, employees or representatives is responsible.  The Company agrees to indemnify and hold harmless ________ from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

Exhibit E-13

7.7Fees and Expenses.  Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement; provided that the Company shall reimburse ___________ up to $25,000 for its reasonable out-of- pocket legal fees and other transaction expenses incurred in connection with the negotiation and execution of the Transaction Agreements.

7.8Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and ____________.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities and the Company.

7.9Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

7.10Entire Agreement.  This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

7.11Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

7.12Knowledge; Material Adverse Effect.  For purposes of the representations and warranties set forth in Section 2 hereof, the phrase “to the Company’s knowledge” or “to the best of the Company’s knowledge” shall mean the actual knowledge after reasonable investigation of the officers of the Company and its Subsidiaries and “Material Adverse Effect” shall mean a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property or results of operations of the Company and the Subsidiaries, taken as a whole.

[Remainder of Page Intentionally Left Blank]

Exhibit E-14

IN WITNESS WHEREOF, the parties have executed this Convertible Note Purchase Agreement as of the date first above written.

COMPANY:

VIACYTE, INC.,
a Delaware corporation

By:
Paul K. Laikind, Ph.D.
President and Chief Executive Officer

Schedule A

Schedule of Exceptions

Exhibit A

Form of Convertible Promissory Note

Exhibit A-17

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.  THIS CONVERTIBLE PROMISSORY NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THAT CERTAIN SUBORDINATION AGREEMENT DATED AS OF AUGUST 6, 2014, BY AND AMONG HOLDER, THE COMPANY AND SQUARE 1 BANK, AS IT MAY BE AMENDED FROM TIME TO TIME.

CONVERTIBLE PROMISSORY NOTE

$___________________________San Diego, California

For value received ViaCyte, Inc., a Delaware corporation (“Payor” or the “Company”) promises to pay to _________________ or its assigns (“Holder”) the principal sum of $_________ with simple interest on the outstanding principal amount at the rate of 8% per annum.  Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full or converted.  Interest shall be computed on the basis of a year of 365 days for the actual number of days elapsed.

1.This note (the “Note”) is issued pursuant to the terms of that certain Convertible Note Purchase Agreement (the “Agreement”) dated as of _____________ to the Holder.

2.All payments of interest and principal shall be in lawful money of the United States of America.  All payments shall be applied first to accrued interest, and thereafter to principal.

3.In the event that, prior to the Maturity Date (as defined below) and prior to an IPO (as defined below), Payor issues and sells shares of its Equity Securities to investors (the “Investors”) in a bona fide equity financing led by one or more venture capital funds with total proceeds to the Payor of not less than $[***] (excluding the conversion of the Note, but including other conversions of indebtedness) (a “Qualified Financing”), then the then-outstanding principal balance of this Note (and any then-unpaid accrued interest) (the “Conversion Amount”) shall automatically convert in whole without any further action by the Holder into such Equity Securities (rounded down to the nearest whole share, if applicable) at a conversion price equal to the price per share paid by the Investors purchasing the Equity Securities on the same terms and conditions as given to the Investors.  For purposes of this Note, the term “Equity Securities” shall mean the Payor’s Preferred Stock or any securities conferring the right to purchase the Payor’s Preferred Stock or securities convertible into, or exchangeable for (with or without additional consideration), the Payor’s Preferred Stock, in each case issued in the Qualified Financing following the date hereof, except that such defined term shall not include any security granted, issued and/or sold by the Payor to any employee, director or consultant in such capacity.

4.In the event that Payor, prior to the Maturity Date and prior to a Qualified Financing, completes an IPO, the Conversion Amount shall automatically convert in whole without any further action by the Holder into that number of fully paid and nonassessable shares of the Company’s common stock as is equal to the Conversion Amount divided by the price per share that such shares are offered and sold to the public in the IPO, rounded down to the nearest whole share.  For purposes of this Note, the term “IPO” shall mean the closing of a firmly underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, covering the offer and sale of the Company’s common stock for the account of the Company in which either (a) the gross cash proceeds to

Exhibit A-18

the Company (before underwriting discounts, commissions and fees) are at least $[***] or (b) all outstanding shares of preferred stock of the Company are converted to common stock of the Company.

5.In the event that there has not been a Qualified Financing or an IPO prior to ___________ (the “Maturity Date”), the Conversion Amount shall automatically convert in whole without any further action by the Holder into that number of fully paid and nonassessable shares of the Company’s Series C-1 Preferred Stock as is equal to the Conversion Amount divided by $1.00 (as adjusted for any stock splits, combinations or the like with respect to the Company’s Series C-1 Preferred Stock or its common stock), rounded down to the nearest whole share.

6.Unless this Note has been converted in accordance with the terms of Sections 3, 4 or 5 above, the entire outstanding principal balance and all unpaid accrued interest under this Note shall become fully due and payable upon the closing of an Acquisition or Asset Transfer (each as defined in the Company’s certificate of incorporation).

7.In the event of any default hereunder, Payor shall pay all reasonable attorneys’ fees and court costs incurred by Holder in enforcing and collecting this Note.

8.Payor may not prepay this Note prior to the Maturity Date without the consent of Holder.

9.If there shall be any Event of Default (as defined below) hereunder, at the option and upon the declaration of the Holder and upon written notice to the Payor (which election and notice shall not be required in the case of an Event of Default under Section 9(c) or 9(d)), this Note shall accelerate and all principal and unpaid accrued interest shall become due and payable.  The occurrence of any one or more of the following shall constitute an “Event of Default”:

(a)Payor fails to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable;

(b)Payor shall default in its performance of any covenant under the Agreement;

(c)Payor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors or takes any corporate action in furtherance of any of the foregoing; or

(d)An involuntary petition is filed against Payor (unless such petition is dismissed or discharged within sixty (60) days under any bankruptcy statute now or hereafter in effect, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor.

10.Payor hereby waives demand, notice, presentment, protest and notice of dishonor.

11.This Note shall be governed by and construed under the laws of the State of California, as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles.

Exhibit A-19

12.The indebtedness evidenced by this Note is subordinated in right of payment to the prior payment in full of any Senior Indebtedness in existence on the date of issuance of this Note.  “Senior Indebtedness” shall mean, unless expressly subordinated to or made on a parity with the amounts due under this Note, all amounts due in connection with (a) indebtedness of Payor to banks or other lending institutions regularly engaged in the business of lending money (excluding venture capital, investment banking or similar institutions and their affiliates, which sometimes engage in lending activities but which are primarily engaged in investments in equity securities), and (b) any such indebtedness or any debentures, notes or other evidence of indebtedness issued in exchange for such Senior Indebtedness, or any indebtedness arising from the satisfaction of such Senior Indebtedness by a guarantor.

13.Any term of this Note may be amended or waived only with the written consent of Payor and Holder.

14.This Note may be transferred only upon its surrender to the Company for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Company.  Thereupon, this Note shall be reissued to, and registered in the name of, the transferee, or a new Note for like principal amount and interest shall be issued to, and registered in the name of, the transferee.  Interest and principal shall be paid solely to the registered holder of this Note.  Such payment shall constitute full discharge of the Company’s obligation to pay such interest and principal.

ViaCyte, Inc.

By:
Name:
Title:

Exhibit A-20

Schedule A

Consideration

Subject to the terms and conditions hereof and except as otherwise provided herein, CRISPR shall issue such number of its common shares, CHF 0.03 per share (the “Shares”), and such amount of cash, to ViaCyte on the dates and amounts set forth below. Within five (5) Business Days from each issuance date set forth below (each an “Issue Date”), (i) CRISPR shall cause its transfer agent to credit the account of ViaCyte with the applicable number of Shares as calculated pursuant to the terms of this Schedule A by electronic delivery at ViaCyte’s designated balance account at the Depository Trust Company and (ii) initiate a wire for the applicable cash amount set forth below, in immediately available funds denominated in U.S. Dollars, to an account designated by ViaCyte. Such account information shall be provided by ViaCyte in writing at least three (3) business days in advance of the first Issue Date and three (3) business days in advance of any Issue Date in which ViaCyte desires to change the account information. All Shares shall be issued by CRISPR pursuant to an effective registration statement under the Securities Act of 1933, as amended, and be issuable without restrictive legends. The value attributed to each Share for purposes of calculating the value of the Shares to be issued shall be the closing price of CRISPR’s common shares as quoted on the Nasdaq Global Market on each applicable Issue Date.

Issue Date	Value of Shares To Be Issued ($)	Amount of Cash Payment ($)
Five (5) Business Days after the Effective Date of the Agreement (the “First Issue Date”)	$7,500,000 (the “First Tranche Shares”)	$5,000 less the Nominal Payment (as calculated below)

The close of market on the first Business Day after CRISPR files its Quarterly Report on Form 10-Q for the three months ending September 30, 2018 (the “Second Issue Date”)	Second Tranche Amount (as defined below)	$5,000 less the Nominal Payment (as calculated below)

For purposes hereof, the term “Second Tranche Amount” shall be a dollar amount equal to the difference between (i) $15,000,000 and (ii) the aggregate net proceeds (after deduction for any reasonable and ordinary broker fees and commissions or other reasonable customary costs, charges or expenses solely and directly incurred in connection with ordinary broker sales of common shares on the Nasdaq Global Market up to the Expense Cap (as defined below) (for clarity, any of the foregoing amounts in excess of the Expense Cap shall not be so deducted), but without deduction for any other amounts including applicable taxes (other than any applicable stamp duties imposed on ViaCyte) received by or on behalf of ViaCyte in connection with selling the First Tranche Shares (the “First Tranche Proceeds”).  Notwithstanding the foregoing, the term “First Tranche Proceeds” shall be deemed to equal $7,500,000 if CRISPR elects to pay ViaCyte $7,500,000 in cash (rather than issue Shares equal in value thereto) on the First Issue Date, as provided below in this Schedule A.  ViaCyte will give CRISPR written notice within two (2) Business Days after ViaCyte has sold all First Tranche Shares (the “First Tranche Sales Notice”).  In connection with the Second Tranche Amount, CRISPR shall issue such number of whole common shares with a value equal to the Second Tranche Amount (rounding down to the nearest whole common share) (the “Second Tranche Shares”). Any shortfall in the amount owed shall be paid via wire transfer in immediately available funds, to an account designated by ViaCyte on the date the Second Tranche Amount is issued to ViaCyte.  For purposes hereof, the term “Expense Cap” shall mean $[***].

Exhibit A-21

In connection with providing the First Tranche Sales Notice, ViaCyte will deliver an officer’s certificate to CRISPR setting forth in reasonable detail the calculation of the First Tranche Proceeds, and ViaCyte will provide to CRISPR any information and documentation reasonably requested by CRISPR relating to such calculation.  The Parties acknowledge and agree that if, for whatever reason, CRISPR fails to receive the First Tranche Sales Notice on or before the 30th day following ViaCyte’s receipt of the First Tranche Shares, then, notwithstanding anything to the contrary set forth in this Agreement and this Schedule A, the First Tranche Proceeds shall be deemed to equal a dollar amount equal to the product of (x) the First Tranche Shares multiplied by (y) the highest closing price of CRISPR’s common shares as quoted on the Nasdaq Global Market during the period starting on the first business day following ViaCyte’s receipt of the First Tranche Shares and ending on the 30th day following ViaCyte’s receipt of the First Tranche Shares.  The foregoing notwithstanding, the time period for ViaCyte to deliver the First Tranche Sales Notice shall be extended by a number of days equal to the number of days during the 30-day period following ViaCyte’s receipt of the First Tranche Shares, if any, that (i) trading in CRISPR’s common shares is suspended on the Nasdaq Global Market or (ii) ViaCyte determines in good faith that, based upon the advice of a nationally recognized law firm based in the United States that is expert in U.S. securities law matters, ViaCyte is unable to sell the First Tranche Shares on the Nasdaq Global Market due to its possession of material non-public information related to CRISPR and ViaCyte gives CRISPR written notice of such fact within one (1) Business Day of obtaining such written advice.

Nominal Payment

In order to facilitate the issuance of the Shares in accordance with Swiss law, CRISPR shall withhold from the cash amount to be paid on each Issue Date (i.e., $5,000) by an amount equal to (i) CHF 0.03 multiplied by (ii) the number of Shares to be issued on the Issue Date (the aggregate so calculated on each Issue Date is referred to as the “Nominal Payment”). On behalf of ViaCyte, CRISPR, or an affiliate thereof, shall wire such Nominal Payment in immediately available funds to an escrow bank account in the sense of art. 633 para 1 Swiss Code of Obligations. Pursuant to Swiss law (art. 633 para 2 Swiss Code of Obligations) any amount in such escrow account will only be released to CRISPR after the Shares have been registered in the commercial register of Zug, Switzerland.

Make-Whole Adjustment

It is the intention of the Parties that ViaCyte receive no more and no less than $15,000,000 via (i) aggregate net proceeds (after deduction for any reasonable and ordinary broker fees and commissions or other reasonable and customary costs, charges or expenses solely and directly incurred in connection with ordinary broker sales of common shares on the Nasdaq Global Market up to the Expense Cap (for clarity, any of the foregoing amounts in excess of the Expense Cap shall not be so deducted), but without deduction for any other amounts including applicable taxes (other than any applicable stamp duties imposed on ViaCyte) in connection with the sale of all Shares issued hereunder; and/or (ii) cash payments in lieu of issuing Shares as contemplated by the last section of this Schedule A; and/or (iii) any combination of clauses (i) and (ii).

Exhibit A-22

ViaCyte will give CRISPR written notice within two (2) Business Days after ViaCyte has sold all Shares (the “Final Sales Notice”).  In connection with providing the Final Sales Notice, ViaCyte will deliver an officer’s certificate to CRISPR setting forth in reasonable detail the calculation of the aggregate gross proceeds (after deduction for any reasonable and ordinary broker fees and commissions or other reasonable and customary costs, charges or expenses solely and directly incurred in connection with ordinary broker sales of common shares on the Nasdaq Global Market up to the Expense Cap (for clarity, any of the foregoing amounts in excess of the Expense Cap shall not be so deducted), but without deduction for any other amounts including applicable taxes (other than any applicable stamp duties imposed on ViaCyte) received by or on behalf of ViaCyte in connection with selling all Shares (the “Final Sales Proceeds”), and ViaCyte will provide to CRISPR any information and documentation reasonably requested by CRISPR relating to such calculation.  The Parties acknowledge and agree that if, for whatever reason, CRISPR fails to receive the Final Sales Notice on or before the 30th day following ViaCyte’s receipt of the Second Tranche Shares, then, notwithstanding anything to the contrary set forth in this Agreement and this Schedule A, the portion of the Final Sales Proceeds attributable to the Second Tranche Shares shall be deemed to equal a dollar amount equal to the product of (x) the total number of Second Tranche Shares multiplied by (y) the highest closing price of CRISPR’s common shares as quoted on the Nasdaq Global Market during the period starting on the first business day following ViaCyte’s receipt of the Second Tranche Shares and ending on the 30th day following ViaCyte’s receipt of the Second Tranche Shares.  The foregoing notwithstanding, the time period for ViaCyte to deliver the Final Sales Notice shall be extended by a number of days equal to the number of days during the 30-day period following ViaCyte’s receipt of the Second Tranche Shares, if any, that (i) trading in CRISPR’s common shares is suspended on the Nasdaq Global Market or (ii) ViaCyte determines in good faith that, based upon the advice of a nationally recognized law firm based in the United States that is expert in U.S. securities law matters, ViaCyte is unable to sell the Second Tranche Shares on the Nasdaq Global Market due to its possession of material non-public information related to CRISPR and ViaCyte gives CRISPR written notice of such fact within one (1) Business Day of obtaining such written advice.

If the Final Sales Proceeds are less than $15,000,000, then CRISPR will owe ViaCyte an amount equal to (i) $15,000,000 less (ii) the Final Sales Proceeds (the amount so calculated is referred to as the “Deficiency Amount”).  CRISPR will pay the Deficiency Amount to ViaCyte via wire transfer of immediately available funds to an account designated by ViaCyte in writing.

If the Final Sales Proceeds are more than $15,000,000, then ViaCyte will owe CRISPR an amount equal to (i) the Final Sales Proceeds less (ii) the Final Sales Proceeds (the amount so calculated is referred to as the “Surplus Amount”).  ViaCyte will pay the Surplus Amount to CRISPR via wire transfer of immediately available funds to an account designated by CRISPR in writing.

The above payment will be made within five (5) Business Days after calculation thereof.  The Parties intend that the payment above be made on or before December 31, 2018.

Trading Day Restriction

ViaCyte acknowledges and agrees that ViaCyte will not, directly or indirectly, sell or cause to be sold more than 50,000 of the Shares in a single trading day.

Cash Payment Election

Notwithstanding anything to the contrary set forth herein, CRISPR may, in its sole discretion, elect to pay ViaCyte the amount of dollars or value of Shares (as applicable) described under the heading “Value of Shares to Be Issued ($)” in the table above in cash instead of issuing Shares with respect to any such

Exhibit A-23

amount.  CRISPR shall notify ViaCyte in writing by 6:59 pm ET on the trading day before the First Issue Date or Second Issue Date, as the case may be.  If CRISPR makes such an election, then CRISPR shall not be required to pay the amount described under the heading “Amount of Cash Payment ($)” in the table above that would have been paid to ViaCyte had CRISPR issued Shares with respect to the First Issue Date and/or Second Issue Date, as the case may be.  Any such cash payment under this paragraph shall paid to ViaCyte via wire transfer of immediately available funds denominated in U.S. Dollars on the First Issue Date or Second Issue Date, as the case may be, to an account designated by ViaCyte in writing.

Exhibit A-24

Schedule 1.32

CRISPR In-License Agreements

Agreement Title	Effective Date	Licensor
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-25

Schedule 1.128

ViaCyte In-License Agreements

Agreement Title	Effective Date	Licensor
[***]	[***]	[***]
[***]	[***]	[***]

Exhibit A-26

Schedule 2.10.4

Companies Triggering Section 2.10.4

Change of Control of CRISPR with:	Change of Control of ViaCyte with:
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Exhibit A-27

Schedule 7.1

ViaCyte Schedule of Exceptions

[***]

Exhibit A-28

Schedule 7.2

CRISPR Schedule of Exceptions

[***]

Exhibit A-29